UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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H&R BLOCK, INC.
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One H&R Block Way
Kansas City, Missouri 64105
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 10, 2020
The annual meeting of shareholders of H&R Block, Inc., a Missouri corporation (the “Company”), will be held as a virtual meeting, on Thursday, September 10, 2020, at 11:00 a.m. Central Time. You will be able to attend the 2020 annual meeting of shareholders online, vote your shares, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/HRB2020. Shareholders will not be able to attend the meeting in person. The meeting will be held for the following purposes:
1.	Election of the 11 nominees for director named in this proxy statement (See page 4);
2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2021 (See page 56);
3.	Advisory approval of the Company’s named executive officer compensation (See page 57); and
4.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on July 10, 2020 as the record date for determining shareholders of the Company entitled to receive notice of and vote at the meeting and any adjournment or postponement thereof.
To be admitted to the meeting online, you must enter the Control Number found on your proxy card, voting instruction card, or notice of availability of proxy materials. A list of shareholders entitled to vote at the meeting will be made available during the meeting at the website referenced above.
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING VIRTUALLY, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS PROVIDED IN THE ENCLOSED MATERIALS. IF YOU REQUESTED A PROXY CARD BY MAIL, YOU MAY SIGN, DATE, AND MAIL THE PROXY CARD IN THE ENVELOPE PROVIDED.
By Order of the Board of Directors,

SCOTT W. ANDREASEN
Vice President and Secretary
Kansas City, Missouri
July 31, 2020
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 10, 2020.

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended April 30, 2020 are available at www.proxyvote.com.

July 31, 2020
Dear Fellow Shareholders,
These are unprecedented times. Our country is facing the most dangerous and significant public health crisis in more than a century, one that has afflicted more than 4 million Americans and caused over 150,000 deaths. Essential measures to deal with the crisis have inevitably led to the most substantial economic decline since the Great Depression. Meanwhile, we are, individually and as a nation, confronting the consequences of senseless acts of racial injustice.
It is with both pride and humility that I report that our company has effectively dealt with these severe challenges and remains financially strong and fully capable of meeting the demands of the future.
During the recently concluded tax season, we faced a number of major and unique issues. First, in mid-March (two-thirds of the way through the traditional tax season) the federal government announced that for the first time since the establishment of the income tax in 1913, the tax filing deadline would be extended beyond April 15 to July 15. Our nationwide Assisted Tax infrastructure, built since its inception in the 1950s around a three month tax season, had to respond quickly to a tax season twice as long.
As the scope of the pandemic was becoming clear by mid-March, state and local jurisdictions throughout the country, heeding medical advice designed to minimize human interaction, began to impose restrictions on businesses and individuals that limited the operations of all but essential businesses. These “lockdown” orders had a double-barreled effect on our business: our clients were strongly advised not to leave their homes and, in many locations, local officials ordered the closure of our offices. We fought to remain open wherever possible, but at the peak nearly 20% of our over 9,400 domestic offices were required to be closed to the public.
Despite these difficulties, it is important to highlight some very real positives. First and foremost, we must recognize our front-line team—our dedicated tax professionals—who came to work determined to help our clients file their taxes and secure the maximum refunds. Their dedication to the job, the company and our clients has been particularly important in helping us through these difficult times.
Also noteworthy is the important role our digital capabilities—Online Assist, Tax Pro Go, Tax Pro Review, and Approve Online—played in meeting clients’ needs. Having shown its value in times like these, we are even more confident that our unique ability to offer the full spectrum of tax preparation services will provide an important advantage going forward.
I should also mention how pleased we are with our acquisition of Wave, the small business accounting and financial services business we acquired last summer. Like so much else in the economy, Wave’s rapid growth rate was also significantly impacted by the pandemic in March and April 2020. But, especially with the addition of Wave Money, the first to market combined banking and bookkeeping solution for small businesses, Wave has resumed its positive trajectory in recent months. It is an important part of our plans for the future of H&R Block.
Finally, I want to recognize all of our franchisees and associates—and especially the senior leadership team headed by CEO Jeff Jones—for the extraordinary way they have dealt with the challenges of the year. Our team has performed above and beyond throughout the crisis and, on behalf of the Board, I want to extend our sincere appreciation.
As always, I will conclude by thanking all of you for your confidence in our company. These are difficult times, but our company is financially strong and strategically well-placed, so we have a great deal of confidence in the future. I look forward to “seeing” you at our first-ever virtual annual meeting in September.
Best regards,

Robert A. Gerard
Chairman of the Board

H&R BLOCK, INC. PROXY STATEMENT FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of H&R Block, Inc., a Missouri corporation (“H&R Block” or the “Company” or “we”), for use at the 2020 annual meeting of shareholders of the Company (the “Annual Meeting”) to be held virtually on Thursday, September 10, 2020 at 11:00 a.m. Central Time. References to the Annual Meeting in this proxy statement include any adjournment or postponement thereof. As part of our precautions regarding the coronavirus (COVID-19), and in an effort to protect the health and safety of our shareholders, associates, and other stakeholders, we are holding our annual meeting solely by means of remote communication. You can attend the Annual Meeting online, vote your shares, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/HRB2020.
This proxy statement contains information about the matters to be voted on at the meeting and the voting process, as well as information about our directors and executive officers. Please refer to Questions and Answers About the Annual Meeting and Voting beginning on page 61 for the answers to certain frequently asked questions about the Annual Meeting and this proxy statement. Our proxy materials were first sent or made available to shareholders on or about July 31, 2020.
PROXY STATEMENT INTRODUCTION
INTRODUCTION
At H&R Block, our purpose is to provide help and inspire confidence in our clients and communities everywhere. We have been true to this purpose since Henry and Richard Bloch founded the Company in 1955. We now have Company-owned and franchise retail locations in all 50 states, Puerto Rico and other U.S. territories, and on U.S. military bases internationally. We also offer our tax preparation services in Canada and Australia.
Our brand has been synonymous with taxes for decades, and we continue to lead the industry as the only company to offer a complete choice for consumers to get tax help however they want. By combining the knowledge of highly trained tax professionals with cognitive computing technology and digital services, we continue to offer clients our most personalized tax experience ever.
Fiscal year 2020 represented a continuation of our efforts to digitally enable every aspect of our business. We made significant progress toward this objective and were on track to deliver on our financial outlook before we were faced with challenges beyond anything we have experienced due to the disruption caused by the COVID-19 pandemic.
Additionally, in early fiscal year 2020 we made a significant step forward in our efforts to grow in small business through our acquisition of Wave, an innovative financial solutions platform for small businesses. Acquiring this software platform allows us to accelerate our small business strategy. It also offers a unique opportunity over time to cross sell and attract new clients to our tax business, while helping our current tax clients with their small business needs.
OUR RESPONSE TO THE PANDEMIC
On March 21, 2020, the federal tax filing deadline in the United States (U.S.) for individual 2019 tax returns was extended from April 15, 2020 to July 15, 2020, and substantially all U.S. states with an April 15 individual state income tax filing requirement similarly extended their respective deadlines. In Canada, the deadline for individuals to file was extended to June 1, 2020. In addition, governments around the world took a variety of actions to contain the spread of COVID-19. Jurisdictions in which we operate imposed various restrictions on our business throughout the remainder of the tax season, including capacity and other operational limitations, social distancing requirements, and in limited instances required us to close certain offices.
Notice of Annual Meeting of Shareholders and 2020 Proxy Statement | H&R Block 2020 Proxy Statement 1

In mid-March, as the spread of the virus began to impact our business, our extensive program of crisis preparation enabled us to react effectively and efficiently. We took several steps to ensure we remained financially strong and well-equipped to help clients gain access to their much-needed refunds and assist small business owners as they navigated the financial uncertainty caused by the pandemic. We drew down our $2 billion line of credit to provide liquidity and maximum flexibility, and made the following changes operationally:

CORPORATE SOCIAL RESPONSIBILITY

During fiscal year 2020, H&R Block launched a new community impact platform, Make Every Block Better, that focuses on increasing human connections, supporting entrepreneurship, and combating loneliness in our communities. We believe that in every community there is a virtuous cycle of entrepreneurship and community engagement.

Because we are in thousands of communities and on Main Streets across America, we believe we have a responsibility to take action to help our neighbors and small business owners connect and thrive. When we are successful, we will see vibrant, inclusive communities lifting up our neighbors, our associates, small businesses, our own company, all of us.

To date, we have started implementing Make Every Block Better through a series of partnerships with an eye on specific social impacts in the communities we live and serve in. In total, during fiscal year 2020, H&R Block, The H&R Block Foundation, and our associates donated and granted nearly $5 million in support of community building efforts, supporting entrepreneurs, improving quality of life, and in direct relief.
In addition, we have also continued our commitment to our communities during the COVID-19 pandemic. We joined the American Express “Stand for Small” coalition in support of small businesses as they navigate the impacts of COVID-19. At Wave, we provided Instant Payouts to all of our payments customers for free, to give them immediate access to their money. And we offered free tax preparation to frontline workers through Tax Pro GoSM in May and June which received overwhelmingly positive feedback.
Finally, our associates and the H&R Block Foundation provided several contributions to direct relief efforts, including:
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The H&R Block Foundation donated $100,000 to the Kansas City Regional COVID-19 Rapid Response and Recovery Fund at the Greater Kansas City Community Foundation, which is a collaborative funding pool established to address the health and human service needs in the greater Kansas City area created by the COVID-19 pandemic;

•
Company associates donated $30,000 to the Kansas City Regional COVID-19 Rapid Response and Recovery Fund, with The H&R Block Foundation and the Marion and Henry Bloch Foundation matching associate donations $2 for every $1, enabling a total gift of another $90,000; and

Notice of Annual Meeting of Shareholders and 2020 Proxy Statement | H&R Block 2020 Proxy Statement 2

•
The H&R Block Foundation donated $100,000 to the United Way of Greater Kansas City to support the expansion of a 211 Call Center and COVID relief fund support. The 211 Call Center connects individuals in need to the most appropriate local resources through the use of a comprehensive resource database.

Throughout our response to the COVID-19 pandemic, we have continued to live out our purpose of providing help and inspiring confidence in our clients and communities everywhere.
Diversity and Inclusion Efforts
A culture of inclusiveness and equality is a fundamental part of H&R Block’s DNA. In October 2019, we formalized and expanded on those efforts with the new Belonging@Block initiative. We have established a Belonging Council of 15 associates, drawn from multiple departments across the organization, to promote a culture of diversity, inclusion, and belonging for all associates. H&R Block must be a place where everyone feels safe and has a deep sense of belonging.
In 2019, CEO Jeff Jones signed the CEO Action for Diversity and Inclusion Pledge, joining many of the world’s leading companies and organizations whose CEOs have all agreed to take action to foster an environment where diverse experiences and perspectives are welcomed and where associates feel comfortable and empowered to discuss diversity and inclusion. Then in early 2020, H&R Block joined the Catalyst CEO Champions For Change. This transformational diversity and inclusion initiative is designed to accelerate the progress of women into all levels of leadership.
In June 2020, the entire senior leadership team made a public commitment to doing our part to advocate for and create racial equality within our company and the communities in which we serve. We have been intentional in listening to and discussing the racism experienced firsthand by our associates. We are committed to actions that are tangible, measurable, and sustainable in the areas of talent acquisition, racial equity and inclusion training, small business partnerships, connected neighborhoods and affordable housing, diversity sourcing practices, and youth education. These actions will take time and effort, but we believe in the importance of taking a first step.
In addition, to foster diversity and inclusion at H&R Block, we include Diversity Inclusion & Belonging and Workplace Harassment training as part of our ongoing, annual training strategy. As part of the CEO Action pledge, we also joined other leading organizations across the country for a Day of Understanding to have meaningful conversations, exploring our blind spots and unconscious biases, as we strive to build a culture of Belonging and demonstrate the power of being Better Together.
We are proud of the recognition that these efforts have received:
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Earned 100 percent in the Human Rights Campaign’s 2020 Corporate Equality Index. For our perfect score, H&R Block also was recognized as one of the “Best Places to Work for LGBTQ Equality.” The Human Rights Campaign evaluated H&R Block on three pillars: non-discrimination policies, equitable benefits, and support of an inclusive culture and corporate social responsibility.

•	Best Employers for Diversity, Forbes 2018 - 2020
•	Best Employers for New Grads, Forbes 2018 - 2019
•	Best Employers for Women, Forbes 2018 - 2019
•	America’s Best Employers by State, Forbes 2019
•	Best Company Work-Life Balance, Comparably 2019
Corporate Responsibility Reporting
H&R Block intends to prepare and publish its first annual corporate responsibility report in fiscal year 2021, detailing progress made across key metrics related to environmental sustainability, social impact, and corporate governance.
Notice of Annual Meeting of Shareholders and 2020 Proxy Statement | H&R Block 2020 Proxy Statement 3

The Board unanimously recommends a vote FOR the election of each nominee	PROPOSAL 1 – ELECTION OF DIRECTORS

The Company’s Amended and Restated Articles of Incorporation (the “Articles”) and Amended and Restated Bylaws (the “Bylaws”) provide that the number of directors to constitute the Board of Directors shall not be fewer than seven nor more than 12, with the exact number to be fixed by a resolution adopted by the affirmative vote of a majority of the entire Board. The Board of Directors currently consists of 11 directors who are elected annually. Ten current members of the Board are standing for re-election. As previously, disclosed, Angela N. Archon informed the Board on July 15, 2020 of her decision not to stand for re-election following the completion of her term at the Annual Meeting.

In addition, on July 27, 2020, the Board of Directors approved the nomination of Yolande G. Piazza for election as a director at the Annual Meeting. The Board believes that Ms. Piazza meets the criteria described below and is a highly qualified candidate for election to the Board. Her nomination was recommended by the Governance and Nominating Committee and approved by the Board to be submitted to shareholders for election to fill the vacancy on the Board.
The Articles and Bylaws also provide that all of the directors shall be elected at each annual meeting of shareholders. Under the Bylaws, each director holds office until the earlier of the election and qualification of such director’s successor or the director’s death, resignation, retirement, disqualification, disability, or removal from office. Any vacancy on the Board may be filled by a majority of the surviving or remaining directors then in office. The Company’s Bylaws provide that any incumbent director who is not elected by a majority of shares entitled to vote on his or her election and represented in person or by proxy shall promptly tender his or her irrevocable resignation to the Company’s Board, subject only to the condition that the Board accept the resignation. The Board and the Governance and Nominating Committee must consider and act on the resignation, as more fully described under “Corporate Governance – Mandatory Director Resignation Policies,” on page 16. To be eligible to be a nominee as a director, whether nominated by the Board or a shareholder, a person must deliver to the Company a written agreement that such person will abide by this director resignation requirement.
The Board has nominated Paul J. Brown, Robert A. Gerard, Anuradha (Anu) Gupta, Richard A. Johnson, Jeffrey J. Jones II, David Baker Lewis, Yolande G. Piazza, Victoria J. Reich, Bruce C. Rohde, Matthew E. Winter, and Christianna Wood for election as directors of the Company. Each nominee has consented to be named in this proxy statement and to serve as director if elected. If any nominee becomes unavailable for election for any reason, the Board may provide for a lesser number of directors or designate substitute nominees, and the proxies will be voted for the remaining nominees and any substitute nominees, unless otherwise instructed by a shareholder.
DIRECTOR NOMINATION PROCESS
The Board of Directors is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of shareholders. The Governance and Nominating Committee is responsible for identifying, screening, and recommending candidates for Board membership to the entire Board. The Governance and Nominating Committee works with the Board to determine the appropriate characteristics, skills, and experience for the Board as a whole and its individual members. In evaluating the suitability of individual Board members, the Board takes into account many factors, which are described in further detail below. The Board evaluates each individual in the context of the Board as a whole with the objective of retaining a group of directors with diverse and relevant experience that can best perpetuate the Company’s success and represent shareholder interests through sound judgment.
The Governance and Nominating Committee may seek the input of other members of the Board or management in identifying candidates who meet the criteria outlined above. In addition, the Governance and Nominating Committee may use the services of consultants or a search firm. The Governance and Nominating Committee will consider recommendations by the Company’s shareholders of qualified director candidates for possible nomination by the Board. Shareholders may recommend qualified director candidates by writing to the Company’s Corporate Secretary at H&R Block, Inc., One H&R Block Way, Kansas City, Missouri 64105. Submissions should include information regarding a candidate’s background, qualifications, experience, and willingness to serve as a director. Based on a preliminary assessment of a candidate’s qualifications, the Governance and Nominating Committee may conduct interviews with the candidate or request additional information from the candidate. The Governance and Nominating Committee uses the same process for evaluating all candidates for nomination by the Board, including those recommended by shareholders. The Bylaws permit persons to be nominated as directors directly by shareholders under certain conditions. To do so, shareholders must
Proposal 1 – Election of Directors | Director Nomination Process | H&R Block 2020 Proxy Statement 4

comply with the advance notice requirements under the Bylaws as outlined in the “Shareholder Proposals and Nominations” section of this proxy statement. The Company did not receive notice from any shareholder prior to the deadline for submitting notice of an intention to nominate any additional persons for election as directors at the Annual Meeting.
The Governance and Nominating Committee engaged a third-party search firm to conduct a comprehensive search for director candidates that would match the characteristics described in this proxy statement as being desirable for members of our Board. The Governance and Nominating Committee considered several solicited candidates who were evaluated based on the criteria described in this proxy statement and recommended to the Board that it nominate Ms. Piazza for election to the Board. The Board believes that Ms. Piazza meets the criteria described in this proxy statement and is a highly qualified candidate to fill the vacancy on the Board. Ms. Piazza brings to the Board extensive financial services experience, including over 30 years of executive leadership experience building customer centric strategies and products, expertise in digital innovation, and a strong technical transformational and operational background in implementing solutions from ideation to customer adoption. The Board approved the nomination of Ms. Piazza on July 27, 2020 for election at the Annual Meeting.
Diversity
Both the Board and the Governance and Nominating Committee believe that diversity of skills, perspectives, and experiences among Board members improves the Board’s oversight and evaluation of management on behalf of the shareholders and produces more creative thinking and better strategic solutions by the Board. Although we do not have a formal policy concerning diversity of director nominees, the Governance and Nominating Committee considers, though not exclusively, the distinctive skills, perspectives, and experiences that candidates who are diverse in gender, ethnic background, geographic origin, and professional experience have to offer.
SELECTING AND EVALUATING OUR NOMINEES
When evaluating potential director nominees, the Governance and Nominating Committee considers each individual’s professional experience, areas of expertise, and educational background. The Board determines the appropriate mix of experiences, areas of expertise, and educational backgrounds in order to maintain a Board that is strong in its collective knowledge and that has the skillsets necessary to fulfill its responsibilities, meet the future needs of the Company, and represent the interests of our shareholders.
Among the most important specific skills, knowledge, and experience that the Governance and Nominating Committee and Board rely upon when determining whether to nominate an individual for election are the following:
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Operating experience as current or former executives, which gives directors specific insight into, and expertise that will foster active participation in, the development and implementation of our operating plan and business strategy;

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Executive leadership experience, which gives directors who have served in significant leadership positions strong abilities to motivate and manage others and to identify and develop leadership qualities in others;

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Accounting or financial expertise, which enables directors to analyze our financial statements, capital structure, and complex financial transactions and oversee our accounting and financial reporting processes;

•	Enterprise risk management experience, which contributes to oversight of management’s risk monitoring and risk management programs, and establishment of risk appetite aligned with our strategy;
•
Financial, technology, or retail industry knowledge, which are vital in understanding and reviewing our strategy, including the acquisition of businesses that offer complementary products or services; and

•
Public company board and corporate governance experience, which provides directors a solid understanding of their extensive and complex oversight responsibilities and furthers our goals of greater transparency, accountability for management and the Board, and protection of our shareholders’ interests.

The Board believes that all the director nominees are highly qualified and have significant leadership experience, knowledge, and skills that qualify them for service on our Board, and, as a group, represent diverse views, experiences, and backgrounds. All director nominees satisfy the criteria set forth in our Corporate Governance Guidelines and possess the personal characteristics that are essential for the proper and effective functioning of the Board. Each nominee’s biography below contains additional information regarding his or her experiences, qualifications, and skills.
Proposal 1 – Election of Directors | Director Nomination Process | H&R Block 2020 Proxy Statement 5

The number of shares of common stock, share units, and share equivalents beneficially owned by each nominee for director is listed under the heading “Security Ownership of Directors and Management” on page 58.
DIRECTOR NOMINEES
The following pages present information regarding each director nominee, including information about each nominee’s professional experience, areas of expertise, educational background, and qualifications that led the Board to nominate him or her for election. The following also includes information about all public company directorships each nominee currently holds.
Paul J. Brown Director Since: 2011 Age: 53 Committee Memberships: Governance and Nominating (Chair)
Experience: Mr. Brown has served as the Chief Executive Officer of Inspire Brands, Inc., a privately held multi-brand restaurant company whose portfolio includes more than 8,400 Arby’s, Buffalo Wild Wings, SONIC Drive-In, and Rusty Taco locations worldwide, since February 2018. Prior to his current position, he served as the Chief Executive Officer of Arby’s Restaurant Group, Inc. (a privately held company) from May 2013 until February 2018. He served as President, Brands and Commercial Services for Hilton Worldwide, a global hospitality company, from 2008 to April 2013. Prior to that, he was with Expedia Inc., for four years, most recently serving as President, Expedia North America and Expedia Inc. Partner Services Group. From 2001 through 2005, Mr. Brown was a Partner with McKinsey & Co. in their London and Atlanta offices. Earlier in his career, he was Senior Vice President of Brand Services for Intercontinental Hotels Group, a Manager with the Boston Consulting Group, Inc., and a Senior Consultant with Andersen Consulting. Mr. Brown received a Bachelors degree in Management from the Georgia Institute of Technology and a Masters of Business Administration degree from the Kellogg School of Management, Northwestern University.

Other Boards and Appointments: Mr. Brown is a member of the board of directors of J. C. Penney Company, Inc., a publicly held department store chain, and FOCUS Brands, Inc., a privately held restaurant company. Mr. Brown previously served on the board of Lindblad Expedition Holdings, Inc. from July 2015 until October 2017. He also serves on the boards of the Georgia Tech Foundation, Children’s Healthcare of Atlanta, Brand USA, and The Woodruff Arts Center.

Director Qualifications: Mr. Brown brings to the Board significant executive leadership, operations, financial management, e-commerce, brand management, and enterprise risk management experience.
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Robert A. Gerard Director Since: 2007 Age: 75 Committee Memberships: Finance (Chair); Governance and Nominating
Experience: Mr. Gerard is the General Partner and investment manager of GFP, L.P., a private investment partnership. From 2004 to 2011, Mr. Gerard was Chairman of the Management Committee and Chief Executive Officer of Royal Street Communications, LLC, a licensee, developer, and operator of telecommunications networks in Los Angeles and Central Florida. From 1977 until his retirement in 1991, Mr. Gerard held senior executive positions with investment banking firms Morgan Stanley & Co., Dillon Read & Co., and Bear Stearns. From 1974 to 1977, Mr. Gerard served in the United States Department of the Treasury, completing his service as Assistant Secretary for Capital Markets and Debt Management. Mr. Gerard is a graduate of Harvard College and holds a Masters of Arts degree and a Juris Doctor degree from Columbia University.

Other Boards and Appointments: Mr. Gerard served as a director of Gleacher & Company, Inc. from 2009 through May 2013, where he most recently served as Chair of the Executive Compensation Committee and was a member of the Committee on Directors and Corporate Governance.

Director Qualifications: Mr. Gerard brings to the Board extensive experience in the financial services industry and many years of business experience in senior management and finance, as well as experience serving on the boards of other public companies.

Anuradha (Anu) Gupta Director Since: 2019 Age: 51 Committee Memberships: Compensation; Governance and Nominating
Experience: Ms. Gupta has served as the Chief Operating Officer of Jyve Corporation, a talent marketplace and business optimization platform, since 2018. Prior to her current position, she served as Senior Vice President Operational Excellence at Target Corporation, a retail sales company, from 2015 to 2018. From 2013 to 2015, Ms. Gupta was the Senior Operating Executive at Hellman & Friedman LLC, a private equity firm. Prior to that, she was with The Michaels Companies Inc. for five years from 2008 to 2013, serving as Vice President Process and Profit Improvement. Earlier in her career, she served in multiple strategic roles at Safeway Inc. and HCL Technologies Inc. Ms. Gupta received her Bachelor of Science (Honors) and MBA (Financial Management) from the University of Delhi.

Other Boards and Appointments: None

Director Qualifications: Ms. Gupta brings to the Board expertise in strategic transformations and driving operational excellence across multiple industries, including extensive experience in the retail industry.

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Richard A. Johnson Director Since: 2015 Age: 62 Committee Memberships: Audit; Compensation
Experience: Mr. Johnson has served as the Chief Executive Officer and President of Foot Locker, Inc., a leading publicly held global athletic footwear and apparel retailer, since December 1, 2014, and was elected Chairman of the Board in May 2016. Prior to becoming Chief Executive Officer and President, he served in a variety of other roles with Foot Locker, Inc. including Executive Vice President and Chief Operating Officer, Executive Vice President/Group President - Retail Stores, Chief Executive Officer and President of Foot Locker U. S./Lady Foot Locker/Kids Foot Locker/Footaction, Chief Executive Officer and President at Foot Locker Europe B.V., Foot Locker’s European headquarters in the Netherlands, President and Chief Executive Officer of Footlocker.com/Eastbay, and prior to that, held various executive positions at Eastbay, Inc. From 1990 to 1993, Mr. Johnson was a transportation economics manager at Graebel Van Lines, Inc. Earlier in his career, he worked for Electronic Data Systems, an IT services company, as a systems engineer. Mr. Johnson received a Bachelor of Arts degree in Business Administration and Accountancy from the University of Wisconsin, Eau Claire.

Other Boards and Appointments: Mr. Johnson has served as director and member of the Executive Committee of Foot Locker, Inc. since 2014, and was elected Chairman of the Board in May 2016. During 2013, he served as a director of Maidenform Brands, Inc. Mr. Johnson also serves on the board of directors of the Retail Industry Leaders Association and The Footwear Distributors and Retailers of America.

Director Qualifications: Mr. Johnson brings to the Board extensive knowledge of retail operations, as well as significant leadership, operations, financial management, and enterprise risk management experience.

Jeffrey J. Jones II, President and Chief Executive Officer Director Since: 2017 Age: 52 Committee Memberships: Finance
Experience: Mr. Jones has served as President and Chief Executive Officer of the Company since October 2017, and, prior to serving as President and Chief Executive Officer, was President and Chief Executive Officer-Designate beginning August 2017. Before that, Mr. Jones served as President, Ride Sharing at Uber Technologies Inc., an on-demand car service company, from September 2016 until March 2017 and Executive Vice President and Chief Marketing Officer at Target Corporation, a retail sales company, from April 2012 to September 2016. Prior to his time at Target Corporation, Mr. Jones was Partner and President of McKinney Ventures LLC, an advertising agency, from March 2006 to March 2012. Mr. Jones holds a Bachelor of Arts degree in Communications from the University of Dayton.

Other Boards and Appointments: Mr. Jones is also a director of Advance Auto Parts, Inc., a publicly held auto parts retailer.

Director Qualifications: Mr. Jones brings to the Board intimate knowledge of the Company’s daily operations as the Company’s President and Chief Executive Officer, an extensive background in marketing and the retail industry, and significant experience as a senior executive at various public companies.

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David Baker Lewis Director Since: 2004 Age: 76 Committee Memberships: Compensation; Governance and Nominating
Experience: Mr. Lewis currently serves as Of Counsel to Lewis & Munday, a Detroit-based legal firm with additional offices in New York City and Washington, D.C. Mr. Lewis is a co-founder of the firm, which was established in 1972, and previously served as the firm’s Chairman and CEO. Mr. Lewis received a Bachelor of Arts degree from Oakland University in Rochester, Michigan, a Masters of Business Administration degree from University of Chicago, and a Juris Doctor degree from University of Michigan School of Law.

Other Boards and Appointments: Mr. Lewis is also a director of STERIS plc, a publicly held provider of infection prevention and other procedural products and services, where he is a member and chairman of the Audit Committee and a member of the Governance and Nominating Committee. He was previously a director of The Kroger Company, Conrail, Inc., LG&E Energy Corp., M.A. Hanna, TRW, Inc., and Comerica, Inc.

Director Qualifications: Mr. Lewis brings to the Board experience from serving on the boards of other public companies, including service as the current or former chair of five public company audit committees (the Company, STERIS plc, The Kroger Company, LG&E Energy Corp., and Conrail, Inc.), expertise derived from his law practice and business background, and knowledge of finance and financial services.

Yolande G. Piazza Nominated for election at the Annual Meeting Age: 50
Experience: Ms. Piazza serves as Vice President, Financial Services of Google’s Cloud division at Alphabet Inc., an internet-related services and products company, since June 2020. Prior to her current position, she was at Citigroup, Inc., a diversified financial services holding company, serving as Chief Executive Officer of Citi FinTech from March 2017 to June 2020, Chief Operating Officer of Citi FinTech from March 2016 to March 2017, and Chief Administration Officer, Strategy & Planning and Global Shared Functions of Citi Global Operations and Technology from September 2009 to March 2016. She also served in a variety of other executive roles at Citigroup prior to that, including Chief Information Officer of Citi Student Loan Corporation and Senior Vice President – Online Applications and Support for Citigroup – CitiCards Technology.

Other Boards and Appointments: Ms. Piazza is Chairwoman of the European Financial Management Association through September 2020 and is an advisory member of Reputation.com.

Director Qualifications: Ms. Piazza brings to the Board extensive financial services experience, including over 30 years of executive leadership experience building customer centric strategies and products, expertise in digital innovation, and a strong technical transformational and operational background in implementing solutions from ideation to customer adoption.

Proposal 1 – Election of Directors | Director Nominees | H&R Block 2020 Proxy Statement 9

Victoria J. Reich Director Since: 2011 Age: 62 Committee Memberships: Audit (Chair); Finance
Experience: Ms. Reich served as the Senior Vice President and Chief Financial Officer of United Stationers Inc. (now known as Essendant, Inc.), a wholesale distributor of business products, from June 2007 until July 2011. Prior to that, Ms. Reich spent ten years with Brunswick Corporation, a manufacturer of sporting and fitness equipment, where she most recently was President of Brunswick European Group from 2003 until 2006. She served as Brunswick’s Senior Vice President and Chief Financial Officer from 2000 to 2003 and as Vice President and Controller from 1996 until 2000. Before joining Brunswick, Ms. Reich spent 17 years at General Electric Company where she held various financial management positions. Ms. Reich holds a Bachelor of Science degree in Applied Mathematics and Economics from Brown University.

Other Boards and Appointments: Ms. Reich is a director of Ecolab Inc., a publicly held provider of water, hygiene, and energy technologies, where she is Chairman of the Audit Committee and a member of the Governance Committee. She is also a director of Ingredion Incorporated, a publicly held ingredient provider, where she is Chairman of the Audit Committee.

Director Qualifications: Ms. Reich brings to the Board extensive financial management experience, operational experience, and executive leadership abilities.

Bruce C. Rohde Director Since: 2010 Age: 71 Committee Memberships: Compensation; Governance and Nominating
Experience: Mr. Rohde served in multiple roles with ConAgra Foods, Inc. (now known as Conagra Brands Inc.), a packaged foods company, beginning in 1984, including General Counsel, President, Vice Chairman, Chairman and Chief Executive Officer, before transitioning in 2005 to Chairman and CEO Emeritus. Mr. Rohde currently serves as the Managing Partner of Romar Capital Group, a private entity. He holds many court admissions and a certified public accountant certificate. Mr. Rohde holds two degrees from Creighton University, a Bachelor of Science degree in Business Administration and a Juris Doctor degree, cum laude.

Other Boards and Appointments: Mr. Rohde retired as Trustee Emeritus of Creighton University in June 2017, after 28 years of service, which included service as the chair of a wide variety of committees, as well as Vice Chairman and Chairman of the Board. Mr. Rohde formerly served as a director of Gleacher & Company, Inc. from 2009 through May 2013, where he most recently served as Lead Director and Chair of the Governance and Nominating Committee, as well as a member of the Audit and Executive Compensation Committees. He was previously a director of ConAgra Foods, Inc. and Valmont Industries Inc., both prior to 2007.

Director Qualifications: Mr. Rohde brings to the Board significant senior executive leadership experience from a large public company perspective, including service in multiple executive roles as described above. He also has substantial experience as a board member at several public companies, including service as the chair of a wide variety of board committees, Chairman, Vice Chairman and Lead Director. Over the course of his career, Mr. Rohde’s diverse background has given him abundant experience in law, finance, accounting, tax, operational management, mergers, and acquisitions.

Proposal 1 – Election of Directors | Director Nominees | H&R Block 2020 Proxy Statement 10

Matthew E. Winter Director Since: 2017 Age: 63 Committee Memberships: Audit; Compensation (Chair)
Experience: Mr. Winter served as President, The Allstate Corporation, a publicly held personal lines insurer, from January 2015 until his retirement in February 2018. Prior to serving as President of The Allstate Corporation, he was President, Allstate Personal Lines of Allstate Insurance Company beginning in December 2013 and, prior thereto, he served The Allstate Corporation and Allstate Insurance Company in various executive capacities beginning in 2009. Before joining Allstate, Mr. Winter held numerous senior executive positions at large financial institutions and insurance providers. In addition, he spent more than 12 years on active duty with the United States Army and also practiced law for several years before joining the insurance industry. Mr. Winter earned his Bachelor of Science from the University of Michigan, his Juris Doctor degree from the Albany Law School of Union University, and a Master of Laws from the University of Virginia School of Law. He is also a graduate of Harvard Business School’s Advanced Management Program.

Other Board and Appointments: Mr. Winter is currently on the board of ADT Inc., a publicly held provider of monitored security and interactive home and business automation solutions, The Hartford Financial Services Group, Inc., a publicly held investment and insurance company, and The Winter-Lehman Family Foundation, and he previously served on the boards of Feeding America, the Leukemia and Lymphoma Society, the Houston Food Bank, and both the Connecticut and Houston Opera Companies.

Director Qualifications: Mr. Winter brings to the Board extensive leadership experience developed throughout his career at Allstate and with other large financial institutions and insurance providers, as well as significant operations, consumer products, financial services, and enterprise risk management experience.

Christianna Wood Director Since: 2008 Age: 60 Committee Memberships: Audit; Finance
Experience: Ms. Wood is the Chief Executive Officer of Gore Creek Capital Ltd., an investment management consulting company based in Golden, Colorado. Ms. Wood served as the Chief Executive Officer of Capital Z Asset Management, the largest dedicated sponsor of hedge funds, from 2008 through July 2009. Previously, she was the Senior Investment Officer for the Global Equity unit of the California Public Employees’ Retirement System (“CalPERS”) for five years. Prior to her service for CalPERS, Ms. Wood served as a Principal of several investment management organizations. She is also a chartered financial analyst and a chartered alternative investment analyst. Ms. Wood obtained a Bachelor of Arts degree, cum laude, from Vassar College and a Masters of Business Administration degree in Finance from New York University.

Other Boards and Appointments: Ms. Wood is a member of the Vassar College Investment Committee and until June 30, 2018, served on the Vassar College Board of Trustees and Chaired the Trustee Investor Responsibility Committee. Ms. Wood is also a member of the boards of Grange Insurance, a private company, The Merger Fund, where she chairs the Nominating and Governance Committee, and is a member of the boards of the Delaware Funds by Macquarie fund complex. She was previously a member of the Public Company Accounting Oversight Board Standard Advisory Group (2006-2008) and the International Auditing and Assurance Standards Board Consultative Advisory Group (2006-2009). Ms. Wood was also a member of the Board of Governors of the International Corporate Governance Network from June 2008 until June 2012, serving as Chairman of the Board from June 2009 until June 2012, and served on the Board of Directors of the International Securities Exchange from 2010 to 2016.

Director Qualifications: Ms. Wood brings to the Board a broad finance and corporate governance background, including experience as a senior investment officer for a large retirement fund and as Chairman of the Board of Governors of the International Corporate Governance Network. She has significant experience in accounting and financial matters. Through her prior service as an investment manager, Ms. Wood has had significant experience in the application of portfolio risk management techniques.

Proposal 1 – Election of Directors | Director Nominees | H&R Block 2020 Proxy Statement 11

Unless otherwise instructed, the appointed proxies will vote the shares represented by the proxy cards received by them for each of the nominees named above. All nominees have consented to serve if elected. The Board of Directors has no reason to believe that any of the nominees would be unable to accept the office of director if elected. If any of the nominees becomes unavailable for election for any reason, the Board may provide for a lesser number of directors or designate substitute nominees, and proxies will be voted for the remaining nominees and any substitute nominees, unless otherwise instructed by the shareholder.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE 11 NOMINEES FOR DIRECTOR IN THIS PROPOSAL 1.
ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS
BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES
The Board of Directors is responsible for overseeing and providing policy guidance on the Company’s business and affairs. The Board reviews significant developments affecting the Company and acts on matters requiring Board approval. During the 2020 fiscal year, the Board of Directors held ten meetings. During the 2020 fiscal year, each of the incumbent directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and Board committees of which he or she was a member. Our incumbent directors attended over 98% of the Board of Directors meetings and applicable Board committee meetings held during the 2020 fiscal year.
The standing committees of the Board are the Audit Committee, the Compensation Committee, the Governance and Nominating Committee, and the Finance Committee. The Company’s Corporate Governance Guidelines, Code of Business Ethics and Conduct, the Board of Directors Independence Standards (the “Independence Standards”), and charters for each of the standing committees may be accessed on the Company’s website at www.hrblock.com by clicking the “Investor Relations” link and then clicking the “Corporate Governance” link. These documents are also available in print to shareholders upon written request to the Corporate Secretary, H&R Block, Inc., One H&R Block Way, Kansas City, Missouri 64105.
Set forth below is a description of the primary duties of each of the standing committees of the Board and its members as of the date of this proxy statement.
Audit Committee
Committee Members Ms. Reich (Chair) Ms. Archon[1] Mr. Johnson Mr. Winter Ms. Wood 6 meetings in fiscal year 2020	•	Approves the appointment of the Company’s independent registered public accounting firm
	•	Evaluates the independence and performance of such firm
	•	Reviews the scope of the annual audit
	•	Reviews and evaluates the effectiveness of the Company’s internal audit function
	•	Ensures that the Company has established a system to enforce the H&R Block Code of Business Ethics and Conduct
	•	Reviews and discusses with management and the independent registered public accounting firm the audited financial statements and accounting principles

See the “Audit Committee Report” on page 54. All of the members of the Audit Committee are independent under regulations adopted by the Securities and Exchange Commission (“SEC”), New York Stock Exchange (“NYSE”) listing standards, and the Independence Standards. The Board has determined that each member of the Audit Committee is financially literate under NYSE guidelines and that Mr. Johnson, Ms. Reich, Mr. Winter, and Ms. Wood are each an audit committee financial expert pursuant to the criteria prescribed by the SEC.

[1]	Ms. Archon will cease serving on the Audit Committee upon her departure from the Board effective as of the Annual Meeting.
Additional Information Concerning the Board of Directors | Board of Directors’ Meetings and Committees | H&R Block 2020 Proxy Statement 12

Compensation Committee
Committee Members Mr. Winter (Chair) Ms. Gupta[1] Mr. Johnson Mr. Lewis Mr. Rohde[2] 7 meetings in fiscal year 2020	•	Reviews and approves the Company’s overall executive compensation philosophy, including compensation of the executive officers of the Company and its subsidiaries
	•	Reviews and formally evaluates the CEO’s performance against corporate goals and objectives and approves the CEO’s compensation
	•	Reviews risks related to the Company’s compensation policies and practices
	•	Administers the Company’s short-term and long-term incentive compensation plans

See the “Compensation Discussion and Analysis” beginning on page 20. The Compensation Committee may delegate authority to such subcommittees as the Compensation Committee deems appropriate and in the best interests of the Company and its shareholders, to the extent permitted by applicable law and the NYSE listing standards. All of the members of the Compensation Committee are independent under NYSE listing standards and the Independence Standards.

[1]	Ms. Gupta was appointed to the Compensation Committee effective November 7, 2019.
[2]	Mr. Rohde served as Compensation Committee Chair until March 2, 2020.
Governance and Nominating Committee
Committee Members Mr. Brown (Chair) Ms. Archon[1] Mr. Gerard Ms. Gupta[2] Mr. Lewis Mr. Rohde 6 meetings in fiscal year 2020	•	Reviews and oversees corporate governance matters
	•	Initiates recommendations of nominations for election as a director of the Company
	•	Evaluates the performance of the Board of Directors
	•	Recommends the compensation of the non-employee directors of the Company

All of the members of the Governance and Nominating Committee are independent under NYSE listing standards and the Independence Standards.
[1]	Ms. Archon will cease serving on the Governance and Nominating Committee upon her departure from the Board effective as of the Annual Meeting.
[2]	Ms. Gupta was appointed to the Governance and Nominating Committee effective November 7, 2019.
Finance Committee
Committee Members Mr. Gerard (Chair) Mr. Jones Ms. Reich Ms. Wood 2 meetings in fiscal year 2020	•	Provides advice to management and the Board of Directors concerning:
		—	Financial structure of the Company
		—	Share repurchases, dividends, and other capital allocation decisions
		—	Funding of operations of the Company and its subsidiaries
		—	Investment of Company funds
		—	Reviewing and making recommendations to the Board regarding capital allocation and proposed acquisitions, dispositions, mergers, joint ventures, investments, and similar transactions

DIRECTOR COMPENSATION
The Board considers and determines non-employee director compensation each year, taking into account recommendations from the Governance and Nominating Committee. The Governance and Nominating Committee formulates its recommendation based on its review of director compensation practices at a specific group of peer companies, based on publicly disclosed information (more discussion of our process for determining our peer group of companies can be found beginning on page 37). Management, in consultation with the Compensation Committee’s independent compensation consultant, assists the Governance and Nominating Committee in its review by accumulating and summarizing market data pertaining to director compensation levels and practices at our peer group of companies, reviewing external survey sources, and conducting its own custom research.
Additional Information Concerning the Board of Directors | Director Compensation | H&R Block 2020 Proxy Statement 13

The following chart describes the compensation elements for our non-employee directors in effect for fiscal year 2020:
Compensation Element	Amount (annual except for meeting fees)
Annual Cash Retainer(1)	$70,000
Annual Equity Retainer(2)	$150,000 (payable in deferred stock units (“DSUs”))
Non-Executive Chairman of the Board Retainer(2)	$200,000 (payable in DSUs)
Chair Retainer – Audit Committee(1)	$20,000
Chair Retainer – All Other Committees(1)(3)	$15,000
Board Meeting Fee(4)	$2,000 per meeting
Committee Meeting Fee(5)	$1,500 per meeting
(1)	Paid in quarterly installments.
(2)	Equity grants are generally made immediately following election of directors at the Annual Meeting.
(3)	Due to his position as non-executive Chairman of the Board, Mr. Gerard has waived his eligibility for the Chair retainer related to his service as Chair of the Finance Committee.
(4)	Subject to a maximum of ten Board meetings per year.
(5)	Subject to a maximum of ten committee meetings per year per committee.
In addition, in consideration of emerging corporate governance best practices, in our fiscal year 2018 the Governance and Nominating Committee recommended, and our Board approved, a limit of $750,000 on the amount of aggregate equity and cash compensation that can be paid to a non-employee director of the Company in a calendar year. The limit does not apply to incremental compensation paid to a director solely in his or her capacity as non-executive Chairman of the Board, provided that such non-executive Chairman does not participate in the decision to award such additional compensation. The non-employee director compensation limit is set forth in the H&R Block, Inc. 2018 Long Term Incentive Plan (the “2018 Plan”), which was approved by our shareholders at the 2017 annual meeting. In setting the non-employee director compensation limit, the Governance and Nominating Committee and the Board reviewed survey data provided by the Compensation Committee’s independent compensation consultant.
In fiscal year 2020, DSUs were granted to non-employee directors under the 2018 Plan. The number of DSUs credited to a non-employee director’s account pursuant to an award under the 2018 Plan is determined by dividing the dollar amount of the award by the average current market value per share of the Company’s common stock for the ten consecutive trading days ending on the date the DSUs are granted. The current market value per share generally is the closing sales price of a share of our common stock as reported on the NYSE.
DSU awards are fully vested on the grant date and are not subject to forfeiture. Vested DSUs are held in a deferred compensation account and become payable to each non-employee director, in shares of common stock, on the six-month anniversary date of termination of service as a director. However, if a non-employee director dies prior to the payment in full of all amounts due such non-employee director, the balance of the non-employee director’s DSU account becomes payable to the non-employee director’s beneficiary, in shares of common stock, within ninety days following the non-employee director’s death. There are no dividends paid on outstanding DSUs prior to the DSUs becoming payable, but dividend equivalents on the number of outstanding DSUs accumulate. When the DSUs become payable, in addition to receiving the applicable number of shares of common stock, the director will receive additional shares of common stock equal in value to the total dividends that would have been paid on such shares.
On September 12, 2019, DSUs approximately equal in value to $150,000 were granted to each of the Company’s incumbent non-employee directors for the one-year period of service on the Board beginning September 12, 2019. In addition, DSUs approximately equal in value to $200,000 were granted to Mr. Gerard for serving as the non-executive Chairman of the Board for the one-year period beginning September 12, 2019.
The Company provides to its non-employee directors free business travel insurance in connection with Company-related travel and, consistent with the benefit provided to our full-time employees, the opportunity to use our tax preparation services for no charge. In addition, the H&R Block Foundation will match gifts by non-employee directors to any qualified not-for-profit organization on a dollar-for-dollar basis up to an annual aggregate limit of $5,000 per director per calendar year.
Additional Information Concerning the Board of Directors | Director Compensation | H&R Block 2020 Proxy Statement 14

The Board has adopted stock ownership guidelines regarding stock ownership by non-employee directors. The non-employee director ownership guidelines require non-employee directors to own a level of qualifying equity securities with an aggregate value of at least five times the annual cash retainer paid to them. Our stock ownership guidelines provide that, until a non-employee director satisfies the applicable holding requirement, he or she is required to retain any covered shares (which include shares owned directly or indirectly by such non-employee director, the after-tax value of vested stock option awards, if any, and share equivalents the non-employee director holds in the Company’s benefit plans) owned as of the date on which he or she becomes subject to the guidelines or acquired thereafter. In addition, Board members are subject to our Insider Trading Policy which, among other things, prohibits our employees and directors from engaging in hedging and pledging transactions related to Company securities, as described in more detail on page 40 below.
DIRECTOR COMPENSATION TABLE
The following table sets forth total director compensation for non-employee directors for fiscal year 2020.
Current Directors	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Angela N. Archon	$109,500	$148,852	—	—	$258,352
Paul J. Brown	$112,000	$148,852	—	—	$260,852
Robert A. Gerard	$102,000	$347,281	—	$5,000	$454,281
Anuradha (Anu) Gupta(6)	$55,833	$127,560	—	—	$183,394
Richard A. Johnson	$111,000	$148,852	—	$5,000	$264,852
David Baker Lewis	$109,500	$148,852	—	$5,000	$263,352
Victoria J. Reich	$123,500	$148,852	—	$5,000	$277,352
Bruce C. Rohde	$120,750	$148,852	—	$5,000	$274,602
Matthew E. Winter	$114,750	$148,852	—	$5,000	$268,602
Christianna Wood	$103,500	$148,852	—	$5,000	$257,352
(1)
This column includes, as applicable, the annual cash retainer, meeting fees for each Board and committee meeting attended, and committee retainers earned or paid for services as a director during fiscal year 2020.

(2)
The dollar amounts represent the grant date fair value under FASB Accounting Standards Codification Topic 718 “Stock Compensation” (“ASC 718”) for DSUs awarded during fiscal year 2020 to the non-employee director. These DSU awards are fully vested in that they are not subject to forfeiture; however, no shares underlying a particular award will be issued until six months following the date the director ends his or her service on the Board (or within ninety days of death, if earlier). The grant date fair value of an award is computed in accordance with ASC 718 utilizing assumptions discussed in Note 8: “Stock-Based Compensation” to the Company’s consolidated financial statements in the Form 10-K for the year ended April 30, 2020, as filed with the SEC. As of April 30, 2020, the following DSUs were outstanding: Ms. Archon – 29,803; Mr. Brown – 64,769; Mr. Gerard – 185,845; Ms. Gupta; 5,207; Mr. Johnson – 31,087; Mr. Lewis – 98,139; Ms. Reich – 64,769; Mr. Rohde – 79,775; Mr. Winter – 18,102; and Ms. Wood – 92,737.

(3)
The DSU award value approved by the Board of Directors for fiscal year 2020 was converted into the number of DSUs by dividing the dollar amount of the award by the average current market value per share of the Company’s common stock for the ten consecutive trading days ending on the date the DSUs were granted to the non-employee director. The current market value per share generally is the closing sales price of a share of our common stock as reported on the NYSE. However, the grant date fair value of an award computed in accordance with ASC 718 does not utilize such an average. As such, the value approved by the Board for fiscal year 2020 differs from the value reported in this column.

(4)
No stock options to purchase the Company’s common stock were granted to individuals while serving as non-employee directors during fiscal year 2020. As of April 30, 2020, no non-employee director had any stock options outstanding.

(5)	This column represents the H&R Block Foundation matching amount on contributions to 501(c)(3) organizations.
(6)
As previously disclosed, Ms. Gupta was appointed to the Board on November 7, 2019 and on that date received a pro-rated DSU grant, representing her service on the Board from November 7, 2019 through September 10, 2020.

Additional Information Concerning the Board of Directors | Director Compensation Table | H&R Block 2020 Proxy Statement 15

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board of Directors operates under Corporate Governance Guidelines (the “Governance Guidelines”) to assist the Board in exercising its responsibilities. The Governance Guidelines reflect the Board’s commitment to monitoring the effectiveness of policy and decision-making both at the Board level and the management level, with a view to enhancing shareholder value over the long term. The Governance Guidelines also ensure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The Governance Guidelines are not intended to be a static statement of the Company’s policies, principles, and guidelines, but are subject to regular assessment and refinement as the Board may determine advisable or necessary in line with the best interests of the Company and our shareholders.
Pursuant to the Governance Guidelines, the Board evaluates its performance on an annual basis through an evaluation process administered by the Governance and Nominating Committee. To protect the directors’ anonymity and the integrity of the process, the evaluations are conducted in separate interviews by an independent third party who compiles the responses into a report for the Governance and Nominating Committee. In addition to Board performance, the annual interview includes questions regarding the performance of the individual Board members and the committees of the Board. Results of all evaluations are discussed at appropriate Committee meetings and with the full Board.
Director Service on Other Boards
The Governance Guidelines provide that directors should not serve on more than three other boards of public companies in addition to the Company’s Board. Furthermore, before serving on the board of another public company, directors are required to give prior notice to the Board. The Chief Executive Officer of the Company is not permitted to serve on more than one other board of a public company in addition to the Company’s Board and must obtain Board approval prior to serving on the board of any public company. Currently, all director nominees are in compliance with these guidelines.
Mandatory Director Resignation Policies
The Company’s Bylaws provide that any incumbent director who is not elected by a majority of shares entitled to vote on their election and represented in person or by proxy shall promptly tender his or her irrevocable resignation from the Board to the Company’s Board, subject only to the condition that it is accepted by the Board. The Governance and Nominating Committee will make a recommendation to the Board as to whether to accept or reject the resignation. The Board will then act on the tendered resignation, taking into account the recommendation of the Governance and Nominating Committee, and publicly disclose its decision regarding the tendered resignation and the rationale behind the decision within ninety days from the date of the certification of the election results. The Governance and Nominating Committee in making its recommendation, and the Board in making its decision, may consider any factors or other information that it considers appropriate and relevant. The director who tenders his or her resignation is not permitted to participate in the proceedings of the Governance and Nominating Committee or the decision of the Board with respect to his or her resignation. If the Board accepts a director’s resignation, or if a non-incumbent nominee for director is not elected, then the Board may fill the vacant position or decrease the size of the Board in accordance with the Company’s Bylaws.
In addition, the Governance Guidelines provide that any director whose principal employment or major responsibilities materially change shall tender his or her resignation from the Board for consideration by the Governance and Nominating Committee. The Governance and Nominating Committee will then make a recommendation to the Board as to whether to accept or reject the resignation. The Board will then act on the tendered resignation, taking into account the recommendation of the Governance and Nominating Committee.
To be eligible to be a nominee for election as a director, whether nominated by the Board or a shareholder, a person must deliver to the Company a written agreement that such person will abide by these director resignation requirements.
Independent Chairman
The Company’s Articles and the Governance Guidelines require that the Chairman of the Board be an independent director who has not previously served as an executive officer of the Company. As Chairman, Mr. Gerard leads all meetings of the Board, including executive sessions of the non-employee directors held at each regular meeting of the Board.
Additional Information Concerning the Board of Directors | Corporate Governance | H&R Block 2020 Proxy Statement 16

A Substantial Majority of the Board is Independent
As further described in the Governance Guidelines, the Board believes that a substantial majority of the Board should consist of directors who are independent under NYSE listing standards. As described below, ten of the Board’s 11 current directors are independent directors within the meaning of the NYSE listing standards and Independence Standards. Mr. Jones is not an independent director under the NYSE listing standards or Independence Standards due to his position as our President and Chief Executive Officer. Ms. Piazza is independent within the meaning of the Independence Standards and NYSE listing standards. Assuming all 11 director nominees are elected at the Annual Meeting, all of the directors, other than Mr. Jones, will be independent directors within the meaning of the NYSE listing standards and Independence Standards.
NYSE listing standards provide that a director does not qualify as independent unless the Board affirmatively determines that the director has no material relationship with the Company. The listing standards permit the Board to adopt and disclose standards to assist the Board in making determinations of independence. Accordingly, the Board has adopted the Independence Standards to assist the Board in determining whether a director has a material relationship with the Company.
Evaluation of Director Independence
In July 2020, the Board conducted an evaluation of director independence regarding the current directors and nominees for director based on the NYSE listing standards and Independence Standards. In addition, the Board also conducted an evaluation of the independence of each of the members of the Audit, Compensation, and Governance and Nominating Committees in accordance with the requirements of the NYSE listing standards. In connection with this evaluation, the Board considered the responses provided by the directors in their annual director questionnaires and reviewed commercial, charitable, consulting, familial, and other relationships between each director or immediate family member and the Company, its subsidiaries, and their employees. As a result of its evaluation, the Board affirmatively determined that Messrs. Brown, Gerard, Johnson, Lewis, Rohde, and Winter and Mses. Gupta, Piazza, Reich, and Wood are independent. In addition, the Board affirmatively determined that each member of the Audit, Compensation, and Governance and Nominating Committees is independent.
Code of Ethics
All directors, officers, and employees of the Company must act ethically and in accordance with the policies set forth in the H&R Block Code of Business Ethics and Conduct (the “Code”). The Code includes guidelines relating to the ethical handling of actual or potential conflicts of interest, compliance with domestic and foreign laws, accurate financial reporting, and procedures for promoting compliance with, and reporting violations of, the Code. In support of the Code, we have established a number of channels for reporting potential ethics violations or similar concerns or for guidance on ethics matters, such as via email, telephone, or in-person communications. All individuals have the ability to report concerns or discuss ethics-related matters anonymously. The Audit Committee has also established procedures for the receipt, retention, and treatment of reports received by us regarding accounting, internal accounting controls, or audit matters, including reports made to the Corporate Secretary by phone at (816) 854-4288 or by email to corporatesecretary@hrblock.com. The Code is overseen by the Company’s Chief Ethics Officer, who is appointed by the Audit Committee. To help ensure the Audit Committee’s effective oversight of our ethics and compliance program, the Audit Committee regularly receives reports from the Chief Ethics Officer and reviews matters related to the Company’s ethics and compliance program. The Company will post any amendments to or waivers of the Code, to the extent applicable to any of the Company’s executive officers or directors as required under applicable rules, on our website.
The Code can be accessed on the Company’s website at www.hrblock.com by clicking the “Investor Relations” link and then clicking the “Corporate Governance” link. The Code is also available in print to shareholders upon written request to the Corporate Secretary, H&R Block, Inc., One H&R Block Way, Kansas City, Missouri 64105.
Succession Planning
The Board recognizes the importance of effective executive leadership to the Company’s success. The Company’s Board is actively engaged and involved in succession planning. The Board discusses the talent pipeline for specific critical roles, and high-potential leaders are given exposure and visibility to Board members through formal presentations and informal events. More broadly, the Board is regularly updated on key talent indicators for the overall workforce, including economic environment, diversity, recruiting, and development programs.
Additional Information Concerning the Board of Directors | Corporate Governance | H&R Block 2020 Proxy Statement 17

BOARD LEADERSHIP STRUCTURE AND ACCOUNTABILITY
The Company’s Articles, Bylaws, and the Governance Guidelines require that the Chairman of the Board (i) be an independent director pursuant to NYSE listing standards, (ii) not simultaneously be Chief Executive Officer or President of the Company, and (iii) not have previously served as an executive officer of the Company. As such, the Board is led by an independent Chairman, currently Mr. Gerard, who has also been designated as the Board’s Senior Independent Director.
We believe that our current Board structure creates a positive balance in leadership and accountability, as the functions of Chief Executive Officer and Board Chairman are significantly different. In addition to balancing responsibilities, we believe that our current structure enhances the accountability of the Chief Executive Officer to the Board and strengthens the Board’s independence from management. Separating the roles of Board Chairman and Chief Executive Officer also allows the Chief Executive Officer to focus his or her efforts on running our business and managing the Company in the best interests of our shareholders. At the same time, our non-executive Chairman handles the separate responsibilities of Board and committee scheduling, Board agendas, and other Board organizational tasks, as well as leading the Board in discussions concerning CEO employment and performance evaluation and speaking on behalf of the Board and the Company regarding corporate governance- and investor relations-related issues.
COMMUNICATIONS WITH THE BOARD
Shareholders and other interested parties wishing to communicate with the Board, the non-employee directors, or an individual Board member concerning the Company may do so by writing to the Board, to the non-employee directors, or to the particular Board member, and mailing the correspondence to the Corporate Secretary, H&R Block, Inc., One H&R Block Way, Kansas City, Missouri 64105 or by emailing the correspondence to corporatesecretary@hrblock.com. Please indicate on the envelope whether the communication is from a shareholder or other interested party. The Board has instructed the Corporate Secretary and other relevant members of management to examine incoming communications and forward to the Board or individual directors as appropriate, communication he or she deems relevant to the Board’s roles and responsibilities. The Board has requested that certain types of communications not be forwarded, and redirected if appropriate, such as: spam, business solicitations or advertisements, resumes or employment inquiries, service complaints or inquiries, surveys, or any threatening or hostile materials. In addition, our non-executive Chairman and other Board members have made and may in the future make themselves available for consultation and direct communication with significant shareholders.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS
Although the Company has no specific policy regarding director attendance at the Company’s annual meeting of shareholders, all directors are encouraged to attend. All of the Company’s then current directors attended last year’s annual meeting.
BOARD’S ROLE IN RISK OVERSIGHT
Our Board has oversight responsibility for managing risk, directly and through its various Committees, and management is responsible for the Company’s day-to-day enterprise risk management activities. The Company has an enterprise risk management team and a management Enterprise Risk Committee to support senior management in fulfilling its day-to-day enterprise risk management responsibilities and to support the Board in fulfilling its oversight responsibility for risk management. The Company’s Vice President and Treasurer oversees the activities of the Enterprise Risk Committee, which is made up of Vice Presidents of major business and control functions and members of the enterprise risk management team. The Company’s enterprise risk management team, working in coordination with the Enterprise Risk Committee assists the Board in its oversight of enterprise risk management by creating and facilitating a process to identify, prioritize, monitor, and report on risks and mitigation strategies, overseeing regular reporting of risks to the Board and its committees, identifying additional risk mitigation strategies as appropriate, and monitoring emerging risks. The Board also receives periodic reports from the Company’s Chief People Officer, including regarding people development, associate engagement, workforce diversity, and pay equity, to enable it to assess and manage risk related to the Company’s workforce.
In fulfilling its oversight role, the Board generally focuses on the adequacy of the Company’s risk management and mitigation processes. The Board works with the Company’s Chief Executive Officer, Chief Financial Officer, General Counsel, and Vice President and Treasurer to determine the Company’s risk tolerance, and works to ensure that management identifies, evaluates, and properly manages the overall risk profile of the Company.
Additional Information Concerning the Board of Directors | Board’s Role in Risk Oversight | H&R Block 2020 Proxy Statement 18

In addition to the discussion of risk at the Board of Directors level, the Board’s standing committees also focus on risk exposure as part of their ongoing responsibilities:
Committee of the Board	Areas of Risk Oversight	Additional Information
Audit Committee
Responsible for the oversight of policies and processes pertaining to the Company’s enterprise risk management program and specifically considers risks and controls relating to, among other things, data and cyber security and the Company’s financial statements and financial reporting processes. Responsible for the Code of Business Ethics and Conduct and for reviewing and approving the appointment of the Company’s Chief Ethics Officer, who manages the Company’s ethics and compliance program.

The Company’s Audit Services department assists the Audit Committee and the Board in their oversight of enterprise risk management by ensuring that key risks are included in the audit plan, providing objective assurance to the Board on the effectiveness of risk management processes, and reviewing the management of key risks.

Compensation Committee
Responsible for reviewing the Company’s compensation policies and practices (including enterprise risks and compensation design risks) and the relationship among the Company’s risk management policies and practices, corporate strategy, and compensation policies and practices.

The Compensation Committee conducts an annual risk assessment related to the Company’s compensation programs. For more information, see the discussion beginning on page 42 regarding the Company’s compensation policies and practices.

Governance and Nominating Committee	Responsible for reviewing the Company’s corporate governance policies and practices and making recommendations to the Board that take into account the management of governance-related risk.
In addition, the Governance and Nominating Committee’s primary involvement in the director nomination and Board self-evaluation processes assists the Board in reviewing and mitigating risks related to the governance of our Board.

Finance Committee	Responsible for reviewing and approving plans and strategies with respect to financing transactions, acquisitions and dispositions, and other transactions involving financial risks.	The Finance Committee reviews the Company’s earnings and free cash flow, its sources and uses of liquidity, compliance with financial covenants, and uses of the Company’s cash.
Each of the committee chairs regularly reports to the full Board concerning the activities of the applicable committee, the significant issues it has discussed, and the actions taken by that committee.
Additional Information Concerning the Board of Directors | Board’s Role in Risk Oversight | H&R Block 2020 Proxy Statement 19

COMPENSATION DISCUSSION AND ANALYSIS

In this section, we describe the material components of our executive compensation program for our named executive officers (“named executive officers” or “NEOs”), whose compensation is set forth in the Summary Compensation Table and other compensation tables contained in this proxy statement. For our fiscal year 2020, which ended April 30, 2020, our NEOs included the following individuals:

Officers	Title
Jeffrey J. Jones II	President and Chief Executive Officer
Tony G. Bowen	Chief Financial Officer
Thomas A. Gerke	General Counsel and Chief Administrative Officer
Karen A. Orosco	Senior Vice President, U.S. Retail
Kellie J. Logerwell	Vice President and Chief Accounting Officer

In addition, we provide an overview of our executive compensation philosophy and the elements of our executive compensation program. We also explain how and why the Compensation Committee arrives at specific compensation policies and practices involving our NEOs.

EXECUTIVE SUMMARY
COVID-19 and Impact on Fiscal Year 2020 Performance-Based Compensation and Fiscal Year 2021 Compensation Decisions
Background
During our 2020 fiscal year, the world was dramatically impacted by the onset of the COVID-19 pandemic, which has presented widespread economic challenges, causing most sectors of the economy to suffer and resulting in unemployment at historically high levels. As a result of the COVID-19 pandemic, the federal tax filing deadline in the U.S. for individual 2019 tax returns was extended from April 15, 2020 to July 15, 2020, and substantially all U.S. states with an April 15 individual state income tax filing requirement similarly extended their respective deadlines. In Canada, the deadline for individuals to file was extended to June 1, 2020. Jurisdictions in which we operate imposed, and continue to impose, various restrictions on our business, including capacity and other operational limitations, social distancing requirements, and in some limited instances required us to close certain offices. A top priority of the Company has been providing for the health and safety of our clients, associates, and franchisees, while still providing taxpayers access to help in getting their refunds during this difficult economic time. These events have impacted the typical seasonality of our business and the comparability of our financial results. Consequently, a portion of revenues and expenses that would have normally been recognized in our fourth quarter of fiscal year 2020 shifted to the first quarter of fiscal year 2021.
During this time, the Company demonstrated agility and innovation by quickly making dramatic changes to our operating model to continue to safely serve clients and protect our employees, maintain liquidity, and manage expenses. As we started to see the pandemic impact our business, our longstanding commitment to crisis preparation enabled us to implement an effective and efficient response, including the following:
•	Changed our operating model significantly by transitioning to drop-off services in our retail locations to protect the health and safety of our clients, associates, and franchisees;
•	Further accelerated the digital enablement of our business, resulting in dramatic increases in assisted returns leveraging our digital capabilities;
•	Implemented a tax professional work-from-home model, allowing thousands of our tax pros to prepare returns outside of the office; and
•	Invested in a leading benefit program for our seasonal associates who were impacted by the pandemic.
Due to the extraordinary efforts of our management team and our associates, our Company remains financially strong despite the challenges to our business. To that end, we have been able to maintain our policy of paying a quarterly dividend to shareholders, which we have continued consecutively since the Company went public in 1962.
Compensation Discussion and Analysis | Executive Summary | H&R Block 2020 Proxy Statement 20

Fiscal Year 2020 Performance-Based Compensation
As described above, the COVID-19 pandemic and the related tax deadline extensions, federally, at a state level, and internationally, negatively impacted our business results in fiscal year 2020, resulting in lower revenues and our recognition of a goodwill impairment related to our acquisition of Wave HQ Inc. (formerly known as Wave Financial Inc.). These events impacted performance under our short-term incentive (“STI”) and long-term incentive (“LTI”) compensation plans that were established prior to the pandemic.
As described above, the COVID-19 pandemic and related tax deadline extensions effectively extended the 2020 tax season, shifting some of our revenue and tax returns that would normally have been received in fiscal year 2020 into the first quarter of our 2021 fiscal year. Therefore, the Compensation Committee adjusted the determination of the Company’s fiscal year 2020 performance results, pursuant to the terms of the H&R Block Executive Performance Plan and the fiscal year 2020 STI Plan, by including the revenue and clients from tax season 2020 attributable to the extended tax season (but earned in the first quarter of our 2021 fiscal year) in the calculation of the Company’s performance for purposes of Revenue from Continuing Operations and Market Share metrics. When considering the full, extended tax season, total U.S. tax returns prepared by or through H&R Block were 21.2 million for the period of May 1, 2019 through July 17, 2020, an increase of 0.7 million, or 3.3%, when compared to May 1, 2018 through July 17, 2019. Given the complexity in separating expenses attributable to the extended tax season and our normal course first quarter expenses, the Compensation Committee did not recalculate the Pre-Tax Earnings from Continuing Operations metric—weighted at 40%—and assumed a 0.0% payout on that metric. This resulted in a total payout of 32.3% of the NEO’s respective target opportunity, demonstrating the alignment of management’s and shareholders’ interests and the link of pay to performance.
Additional discussion of fiscal year 2020 STI compensation decisions can be found beginning on page 26.
The COVID-19 pandemic also impacted the fiscal year 2018 performance-based LTI awards vesting in 2020. However, no adjustments were made to the NEOs’ outstanding LTI awards to account for the impacts of the COVID-19 pandemic. Based on Company performance as compared to the pre-set EBITDA growth target and the TSR modifier, Mr. Jones received 26.0% of the fiscal year 2018 performance share units he was initially granted and our other NEOs received 26.4% of the fiscal year 2018 performance share units they were initially granted. For fiscal year 2018 market stock units, the Company did not achieve the stock price-related threshold, and thus our NEOs’ entire fiscal year 2018 market stock unit awards were forfeited, resulting in a 0.0% payout for all NEOs.
Additional discussion of fiscal year 2018 performance-based LTI awards can be found beginning on page 30.
The performance-based nature of our executives’ target total direct compensation (generally, a total compensation package excluding benefits) is illustrated below:

Fiscal Year 2021 Compensation
As a part of expense management initiatives implemented as a result of COVID-19 and the extended tax season, the Company determined there would be no merit increases for associates companywide for fiscal year 2021. Therefore all NEO base salaries and target payout opportunities under the fiscal year 2021 STI and LTI plans remained unchanged from fiscal year 2020. Additional discussion of these compensation decisions can be found beginning on page 25.
Compensation Discussion and Analysis | Executive Summary | H&R Block 2020 Proxy Statement 21

Due to the extension of the 2020 tax season through July 15, 2020, the Board determined to delay approval of the Company’s 2021 annual operating plan from early June 2020 until September 2020, once final results from the extended tax season and the first quarter of fiscal year 2021 are known. Therefore, the Compensation Committee has determined to defer establishing performance metrics for our fiscal year 2021 STI program until after the annual operating plan has been approved, consistent with our customary practice.
The Compensation Committee decided to retain the key components of our LTI compensation program in fiscal year 2021, and approved fiscal year 2021 LTI equity compensation as described on page 30.
Overall Executive Compensation Philosophy
Our executive compensation decisions are influenced by a variety of factors, with the primary goals being to align management’s and shareholders’ interests and to link pay with performance. We evaluate performance over both short-term and multi-year periods based on (i) the Company’s financial, operational, and strategic performance, including results for certain key performance metrics, and (ii) the Company’s total return to shareholders over time, both on an absolute basis and relative to other companies in the S&P 500 index.
We believe our executive compensation program is reasonable, competitive, and appropriately balances the objectives of recruiting, retaining, and motivating our executives. As discussed below, our executive compensation program and stock ownership guidelines are structured to ensure management’s interests are aligned with those of our shareholders and to motivate and reward individual initiative and effort.
EXECUTIVE COMPENSATION PRACTICES
At the request of the Board and the Compensation Committee, the Chairman of the Board led an extensive shareholder outreach initiative during fiscal year 2019 and early fiscal year 2020, reaching out to our top 50 shareholders that collectively owned about 80% of our shares outstanding and meeting with shareholders that collectively owned over 50% of our shares outstanding. During that outreach, we received positive feedback from investors about the overall annual executive compensation program and support for our management team. As a result of this feedback, the Compensation Committee retained the overall structure of our annual incentive compensation program for fiscal year 2020, which is largely performance based, as described in more detail on pages 25 and 30 below. At our 2019 annual meeting, shareholders approved our program on an advisory basis with approximately 89% of votes cast in favor of the proposal. Following the extensive outreach associated with last year’s annual meeting, in fiscal year 2020 we reached out to our top 20 shareholders that collectively owned about 58% of our shares outstanding.
The table below highlights our current compensation practices, including the practices we have implemented because we believe they drive performance and the practices we have not implemented because we do not believe they would serve our shareholders’ long-term interests.
What We Do	What We Don’t Do
✔
We tie pay to performance by ensuring that a significant portion of target compensation is performance-based and at-risk. For fiscal year 2020, 73% of CEO target total direct compensation was performance-based and at-risk.
	✘	We do not have employment contracts with executives except for the employment agreement with Mr. Jones, our CEO.
✔
Our performance-based compensation varies with actual Company performance, with payouts ranging over the past five years as follows:

 • STI from 0% to 121.8%;
 • Market stock units from 0% to 122.4%; and
 • Performance share units from 18.1% to 85.0%.
	✘	We do not provide performance-based incentives that nonetheless pay out at or close to target regardless of performance.
✔
We engage in a rigorous target-setting process to establish total direct compensation and its components, including reviewing market and survey data sourced from our peer group of companies and general industry, and utilizing tally sheets when making executive compensation decisions.
	✘	We do not provide excise tax gross-ups, and we do not have a supplemental executive retirement plan that provides benefits to the NEOs that are not available to all employees.
Compensation Discussion and Analysis | Executive Summary | H&R Block 2020 Proxy Statement 22

What We Do		What We Don’t Do
✔
We mitigate undue risk through substantial emphasis on long-term equity incentives and utilizing caps on potential payments, clawback provisions, reasonable retention strategies, and performance targets.
		✘	We do not maintain compensation programs that we believe create risks reasonably likely to have a material adverse effect on the Company.
✔	We have modest post-termination benefits and double-trigger change in control severance payment provisions that generally apply to all executive officers.	✘	We do not have individual change in control agreements, except for certain double-trigger provisions in Mr. Jones’s employment agreement.
✔	We require “double-trigger” vesting of equity awards in the event of a change in control (i.e., there must be both a change in control and a qualifying termination).	✘
We do not pay dividends on any unvested long-term equity awards or unearned performance-based equity awards. Dividend equivalents are only payable on such awards to the extent the awards ultimately vest and are earned.

✔	We provide only minimal perquisites in our ongoing compensation program that we believe have a sound benefit to the Company’s business.	✘	We do not provide significant additional benefits to executive officers that differ from those provided to all other employees.
✔	We have stock ownership and retention guidelines that we believe align management and shareholder interests.	✘	We expressly prohibit hedging, pledging and the use of margin accounts related to our stock.
✔	We impose minimum vesting periods for all executives’ equity awards.	✘	We expressly prohibit the repricing of stock options and stock appreciation rights without shareholder approval.
✔	We require recipients of performance share units to hold at least 50% of gross earned shares for one year following vesting.	✘	We do not allow cash buyouts for stock options or stock appreciation rights with zero intrinsic value.
✔	The Compensation Committee benefits from the use of an external, independent compensation consulting firm that it retains.	✘	The Compensation Committee does not allow its compensation consulting firm to provide any other services to the Company.
✔
Beginning with fiscal year 2019, the vesting of executive officer sign-on awards are substantially performance-based, absent unusual circumstances, such as granting a sign-on award to a newly-hired executive to replace awards forfeited by the executive at a prior employer in connection with accepting employment with the Company.
		✘	We will not provide executive officer sign-on awards where all vesting is solely time-based, absent unusual circumstances.
EXECUTIVE COMPENSATION PROGRAM SUMMARY
The pay packages for our NEOs contain a mix of elements that vary based on the factors described on page 37. Executive officer pay is also based on the Company’s performance against specific pre-established annual and multi-year financial, operational, and strategic performance goals, and the Company’s total return to shareholders over time, both on an absolute basis and relative to other companies in the S&P 500 index.
For awards that are based on the Company’s performance, our specific decisions regarding the setting of performance goals focus on certain metrics that relate to our business plan and strategic priorities and that we believe are the most critical value drivers of the business, such as revenue from continuing operations, pre-tax earnings from continuing operations, earnings from continuing operations before interest, taxes, depreciation, and amortization, or EBITDA, market share, and average return on invested capital. Actual performance goals, as well as strategic priorities, vary from year to year based on the business environment and the Compensation Committee’s determination of goals that it believes are important for a particular year.
Unlike target incentive compensation levels, which are set by the Compensation Committee, realized incentive compensation is a function of the Company’s financial, operational, strategic, and absolute and relative stock performance, as reflected through STI payouts, payouts of LTI performance share units and market stock units, and the value of all LTI awards. A substantial portion of our executives’ realized compensation is at-risk and varies above or below target levels commensurate with Company performance.
Compensation Discussion and Analysis | Executive Summary | H&R Block 2020 Proxy Statement 23

The chart below summarizes the elements and objectives of our fiscal year 2020 compensation program for our NEOs. Each of the following compensation components fulfills one or more of our objectives of recruiting, retaining, and motivating a high-performing executive team.
Component	Purpose	Characteristics	Discussion
Base Salary	Compensates for scope and level of responsibility, experience, and sustained individual performance.
Fixed cash component based on experience, role and responsibilities, individual performance, and market data. To promote a performance culture, increases are not automatic or guaranteed, but only made when merit-based on annual evaluation.
page 25
Short-Term Incentive	Motivates and rewards achievement of pre-established annual financial, operational, and strategic performance objectives.	A variable cash component designed to tie directly to our business plan and provide competitive total cash opportunities that are subject to achievement of specific performance objectives.	page 26
Long-Term Incentive	Motivates and rewards achievement of multi-year performance objectives that enhance shareholder value.
Equity-based compensation designed to support multiple objectives. For fiscal year 2020, the incentive was delivered through a mix of performance share units, market stock units, and restricted share units. We require recipients of performance share units to hold at least 50% of gross earned shares for one year following vesting. In addition, vested equity is subject to stock ownership guidelines that may extend the one-year period in some cases if the guidelines have not yet been met.
page 30
Retirement, Health and Welfare Benefits	Offers market-competitive health insurance options and income replacement upon retirement, death, or disability, to support our recruitment and retention objectives.
Benefits for executives are generally the same as those available to all employees, including benefits under a group health plan, a group life insurance program, and a 401(k) plan with Company matching contributions subject to plan and Internal Revenue Code limits.
page 36
Perquisites	Provides modest benefits as a part of our ongoing compensation program that promote health and work-life balance, to support our recruitment and retention objectives.
Perquisites are an immaterial component of our ongoing executive compensation program and are below the market median for our peer group. In a competitive market, our relocation benefits are an important and necessary tool for us to recruit the most qualified talent and quickly and seamlessly integrate them into our workforce.
page 36
Deferred Compensation Plan	Allows executives to defer compensation in a tax-efficient manner, thereby supporting our recruitment and retention objectives.	Executives can elect to defer base salary and STI compensation.	page 46
Executive Severance Plan	Encourages executives to act in the best interests of our shareholders, while supporting recruitment and retention objectives and ensuring the orderly succession of talent.
Benefits are contingent in nature, payable only if a participant has a qualifying termination of employment without cause or termination occurs in connection with a change in control (known as a “double-trigger”). Double-trigger applies to both cash severance and equity vesting occurring in connection with a change in control.

Compensation Discussion and Analysis | Executive Summary | H&R Block 2020 Proxy Statement 24

EXECUTIVE COMPENSATION PROGRAM COMPONENTS
The Compensation Committee annually reviews tally sheets of all components of our compensation program for each of our executive officers. As a part of this process, the Compensation Committee also reviews the total value of all stock-denominated compensation held by each executive and the potential termination costs for each of our executive officers, including potential payments upon termination in connection with a “change in control.” The Compensation Committee evaluates these elements and, under its charter, has authority to approve certain matters and make recommendations to the Board regarding matters requiring Board approval (such as certain actions related to severance or change in control provisions).
Except as otherwise noted under “Executive Evaluation Process,” the Compensation Committee’s executive compensation determinations are the result of the Committee’s business judgment, which is informed by the experiences of the Committee members, input from the Committee’s independent compensation consultant, the CEO’s evaluation of performance, and feedback from our shareholders.
Base Salary
The Compensation Committee establishes base salaries based on the factors described below under “Compensation Philosophy and Benchmarking” beginning on page 37. Annual merit increases for our NEOs, other than the CEO, are based on evaluation of their performance by the CEO and the Compensation Committee, as well as the Company’s performance and outlook for the upcoming fiscal year. Annual merit increases are not automatic or guaranteed from year to year; adjustments, if any, take into account the factors described below under “Compensation Philosophy and Benchmarking” beginning on page 37.
For fiscal year 2020, base salaries for our NEOs were as follows:
Officers	Annual Base Salary ($)	% Increase from Fiscal Year 2019
Jeffrey J. Jones II	$995,000	0.0%
Tony G. Bowen	$600,000	9.1%
Thomas A. Gerke	$600,000	0.0%
Karen A. Orosco	$550,000	15.8%
Kellie J. Logerwell	$260,000	4.0%
Mr. Jones continued to receive an annual base salary of $995,000 in fiscal year 2020 pursuant to his employment agreement with the Company dated August 21, 2017 (the “Jones Agreement”). Additional information regarding the Jones Agreement can be found beginning on page 47.
The base salary increase for Mr. Bowen was intended to recognize his contributions to the Company’s enterprise strategy steps taken in fiscal year 2019, including his leadership of the introduction of upfront, transparent pricing for all tax preparation methods, and his contributions to the Company’s financial and operational performance. The base salary increase for Mr. Bowen also took into account market data for Chief Financial Officer positions within our Peer Group and the general market environment.
Mr. Gerke continued to receive an annual base salary of $600,000 in fiscal year 2020.
The base salary increase for Ms. Orosco was intended to recognize her strong leadership of the Company’s largest operating unit through our strategic transformation, including leadership in the areas of attracting talent, succession planning, and driving operational excellence. The salary increase for Ms. Orosco also took into account market data for comparable positions within our Peer Group and the general market environment.
The base salary increase for Ms. Logerwell took into account her specific role and responsibilities at the Company and individual performance in fiscal year 2019.
Compensation Discussion and Analysis | Executive Summary | H&R Block 2020 Proxy Statement 25

In June 2020, the Compensation Committee approved the annual base salaries for fiscal year 2021 shown in the table below for our NEOs. As described above, as a part of expense management initiatives in response to COVID-19 and the extended tax season, all NEO annual base salaries will remain unchanged from fiscal year 2020.
Officers	Fiscal Year 2021 Salary ($)	% Increase from Fiscal Year 2020
Jeffrey J. Jones II	$995,000	0.0%
Tony G. Bowen	$600,000	0.0%
Thomas A. Gerke	$600,000	0.0%
Karen A. Orosco	$550,000	0.0%
Kellie J. Logerwell	$260,000	0.0%
Short-Term Incentive Compensation
Overview
STI compensation is provided under our shareholder-approved H&R Block Executive Performance Plan (“Executive Performance Plan”). This performance-based and at-risk compensation is intended to motivate executives to attain goals that are measured over annual time horizons. Our executive STI compensation is designed to compensate executives primarily for achieving pre-established annual financial, operational, or strategic performance objectives that relate to our fiscal year business plan. Under the Executive Performance Plan, the Compensation Committee may exercise discretion to modify the actual amounts to be paid to each executive, if any, based on subjective determinations or performance against additional objective performance metrics.
Performance criteria and objectives are subject to adjustment to the extent necessary to prevent reduction or enlargement of an award as a result of various events that distort the applicable criteria and performance objectives. Such events generally include the following:
•
Any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-off, combination, liquidation, dissolution, discontinuation, sale of assets, or other similar corporate transaction or event;

•	Any changes in applicable tax laws or accounting principles; or
•
Any unusual, extraordinary or nonrecurring events (as described in Financial Accounting Standards Board Accounting Standard 225‐20 “Extraordinary and Unusual Items” (or any successor provision) or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10‐K for the applicable fiscal year).

STI target opportunities for our NEOs are intended to place a significant portion of our NEOs’ annual cash compensation at risk and to provide competitive total cash compensation opportunities within our pay positioning context discussed below. Maximum and threshold performance objectives are set above and below target objectives to establish an appropriate relationship between actual Company performance and the executives’ STI compensation. Ultimate STI payouts can range from 0% to 200% of each NEO’s target STI opportunity, subject to certain limitations imposed by the Executive Performance Plan and, for Mr. Jones, limitations imposed by the Jones Agreement. The terms of the Jones Agreement are described below under the heading “Jeffrey J. Jones II Employment Agreement” beginning on page 47.
Each year, the Compensation Committee approves a target opportunity for STI compensation for each of our executive officers that is a percentage of such executive officer’s base salary. The target opportunities applicable to our NEOs for fiscal years 2020 and 2021 are set forth below under “Targeted vs. Actual STI Awards” and “Actions Pertaining to Fiscal Year 2021 STI Compensation,” respectively. The variance between our CEO’s STI target opportunity and other NEOs’ opportunities reflects the difference in responsibilities and overall accountability to shareholders. Also, to ensure alignment with shareholders’ interests, a larger portion of our CEO’s annual cash opportunity is at risk.
Actions Pertaining to Fiscal Year 2020 STI Compensation
For fiscal year 2020, the Compensation Committee determined to retain the key components and performance-based nature of the Company’s STI plan; however, in light of the repeal of the performance-based exemption under Internal Revenue Code (“IRC”) Section 162(m), it took steps to streamline and simplify the plan by eliminating its historic two-step
Compensation Discussion and Analysis | Executive Summary | H&R Block 2020 Proxy Statement 26

structure. Instead, the Compensation Committee established a one-step process in which the applicable threshold, target, and maximum levels of performance are established by the Compensation Committee at or after the Board establishes the Company’s annual operating plan. In setting the performance targets, the Compensation Committee uses one or more of the specific performance criteria identified in the Executive Performance Plan, generally as proposed by the CEO and other senior executives and reviewed by the Compensation Committee in consultation with its independent compensation consultant. These separate performance objectives are generally based on our fiscal year business plan. Each fiscal year the Compensation Committee examines the target levels for each performance metric, with the goal of establishing target levels with an appropriate level of difficulty considering the industry and competitive environment and the Company’s strategic priorities and operating plan for the fiscal year. After the Compensation Committee makes any changes to these performance objectives that it considers appropriate, the Compensation Committee approves the threshold, target, and maximum levels of the objectives for use with respect to our executive officers.
Following the end of the fiscal year, the Compensation Committee reviews the Company’s performance measured against the established threshold, target, and maximum performance objectives. Failure to achieve the threshold funding performance target would result in no payouts being made under the Executive Performance Plan. The Compensation Committee has the ability to use discretion to modify the actual payout, as it deems appropriate, based on subjective determinations or other objective performance metrics that may be established concurrently or at a later date.
Performance Objectives
In June 2019, the Compensation Committee approved the fiscal year 2020 STI performance objectives applicable to our executive officers (the same metrics as were employed in fiscal year 2019) that are summarized in the table below.
Goal	Criteria	Threshold	Target	Maximum	Weight
Lay foundation for future growth	Revenue from Continuing Operations(1)	$3,049.2	$3,176.3	$3,271.6	40%
Focus on ultimate performance of the Company as a whole	Pre-Tax Earnings from Continuing Operations(2)	$464.1	$510.0	$555.9	40%
Improve client trajectory	Market Share(3)	12.83%	13.33%	13.83%	20%
(1)
Revenue from Continuing Operations includes consolidated revenue for fiscal year 2020 attributable to continuing operations (in millions). The Revenue from Continuing Operations target was set at a level higher than fiscal year 2019 target and actual Revenue from Continuing Operations.

(2)
Pre-Tax Earnings from Continuing Operations includes consolidated net earnings for fiscal year 2020 attributable to continuing operations before the deduction of income taxes (in millions). The Pre-Tax Earnings from Continuing Operations target was set at a level below fiscal year 2019 target and actual pre-tax earnings due to the Company’s acquisition of Wave, which currently operates at a loss impacting the Company’s consolidated earnings.

(3)
Market share is calculated as H&R Block U.S. Assisted and U.S. digital returns for the respective fiscal year, divided by the number of total returns reported by the Internal Revenue Service for that fiscal year. As discussed below, the IRS report used to determine the threshold, target, and maximum for the fiscal year 2020 STI program set forth in this table was discontinued by the IRS during fiscal year 2020. As a result, the Compensation Committee is now using a different report published by the IRS to determine Market Share for fiscal year 2020, redetermining the threshold, target, and maximum metrics and calculating results.

These criteria and objectives are disclosed in the limited context of our executive compensation program and should not be deemed to apply in other contexts.
The performance targets were set to motivate strong management performance, and, as indicated above, balance top-line metrics (Revenue from Continuing Operations), bottom-line metrics (Pre-Tax Earnings from Continuing Operations), and further our focus on improving the client trajectory (Market Share). The Compensation Committee believes such a balance drives the appropriate amount of focus on propelling long-term growth through revenue and clients.
In setting the levels for each performance metric, the Compensation Committee considered the Board’s review and approval of our fiscal year 2020 operating plan, the Company’s 2020 financial outlook, and our enterprise strategy.
All target goals for fiscal year 2020 were set at levels that exceeded fiscal year 2019 actual results after adjustment for the acquisition of Wave in June 2019 as discussed above. Given the increased target goals, the Compensation Committee determined to re-establish the maximum amount each executive could earn at the 200% maximum provided for under the Executive Performance Plan (increased from the 150% of target for each metric, and 150% of target in the aggregate used on a one-time basis in fiscal year 2019 due to the investments made in fiscal year 2019). In addition, the Compensation Committee determined that the portion, if any, of STI earned in excess of 100% of an executive’s target would not be paid
Compensation Discussion and Analysis | Executive Summary | H&R Block 2020 Proxy Statement 27

to the executive in restricted share units, as was the case on a one-time basis in fiscal year 2019. The Compensation Committee believed that the levels set for the performance metrics, at the time when they were set, appropriately incentivized our executives to meet the Company’s Board-approved fiscal year 2020 operating plan and execute on our enterprise strategy by providing realistically achievable metrics, while ensuring that such metrics were sufficiently challenging and limiting the risk of excessive payments.
The table below shows the change in target STI opportunity for our NEOs from fiscal year 2019 to fiscal year 2020, as a percentage of base salary:
Officers	Fiscal Year 2020	Fiscal Year 2019
Jeffrey J. Jones II	125%	125%
Tony G. Bowen	90%	80%
Thomas A. Gerke	80%	80%
Karen A. Orosco	90%	80%
Kellie J. Logerwell	50%	50%
The Jones Agreement prescribes, for each fiscal year, Mr. Jones’s target opportunity of 125% of his base salary. In determining Mr. Jones’s STI opportunity, the Compensation Committee considered Mr. Jones’s experience and role and responsibilities and market data for President and Chief Executive Officer positions within our Peer Group.
The target opportunity increase for Mr. Bowen was intended to recognize his ongoing contributions to the Company as Chief Financial Officer and take into account market data for Chief Financial Officer positions within our Peer Group. The fiscal year target opportunity increase for Ms. Orosco was intended to recognize her strong leadership of the Company’s largest operating unit and also take into account market data for comparable positions within our Peer Group. In setting the levels of STI opportunity for all of our NEOs, the Compensation Committee also considered the STI levels for other Company executives and the general market environment.
Targeted vs. Actual STI Awards
The following formula is used to calculate the payout awarded for fiscal year 2020 STI compensation for our executive officers:

As described above, as a result of the COVID-19 pandemic, Treasury and the IRS extended the federal tax filing deadline for individual 2019 tax returns from April 15, 2020 to July 15, 2020, and substantially all U.S. states with an April 15 individual state income tax filing requirement extended their respective deadlines. This served to extend the 2020 tax season, shifting some of our revenue and tax returns which would normally have been received in fiscal year 2020, into the first quarter of our 2021 fiscal year.
As described above, pursuant to the Executive Performance Plan and the program the Compensation Committee pre-approved when it established the fiscal year 2020 STI plan, performance criteria and objectives in the fiscal year 2020 STI plan are subject to adjustment as is necessary to prevent reduction or enlargement of an award based on various events occurring during the course of the applicable performance period that distort the criteria applicable to any performance objective. Such events include, among other things, changes in applicable tax laws, and unusual, extraordinary or nonrecurring events. As such, the Compensation Committee determined to adjust the calculation of the Company’s fiscal year 2020 performance results by including the revenue and clients from tax season 2020 attributable to the extended tax season (but earned in the first quarter of our 2021 fiscal year) in the calculation of the Company’s performance for purposes of the Revenue from Continuing Operations and Market Share metrics. The Compensation Committee consulted with management and its advisors and determined that, due to the significant complexity in separating expenses attributable to
Compensation Discussion and Analysis | Executive Summary | H&R Block 2020 Proxy Statement 28

the extended tax season from our normal course first quarter expenses, it would not be possible to accurately calculate the Pre-Tax Earnings from Continuing Operations metric adjusted for the extended tax season. Therefore, the Compensation Committee assumed a 0.0% payout on that metric, representing 40% of target STI compensation.
Each of our NEOs received fiscal year 2020 STI compensation of 32.3% of the NEO’s respective target opportunity. The Company’s results for each performance metric were as follows:

Criteria	Threshold	Target	Maximum	Weight	Actual Performance	Percentage Achievement	Weighted Percentage Payout
Revenue from Continuing Operations	$3,049.2	$3,176.3	$3,271.6	40%	$3,075.7(1)	46.4%	18.6%
Pre-Tax Earnings from Continuing Operations(2)	$464.1	$510.0	$555.9	40%	N/A(3)	0.0%	0.0%
Market Share(4)	14.20%	14.70%	15.20%	20%	14.41%	68.9%	13.8%
					Total Payout		32.3%

(1)	Represents Revenue from Continuing Operations for fiscal year 2020, plus estimated revenue from tax season 2020 attributable to the extended tax season through July 17, 2020.
(2)
As noted above, the Pre-Tax Earnings from Continuing Operations target was set at a level below fiscal year 2019 target and actual pre-tax earnings due to the Company’s acquisition of Wave, which currently operates at a loss impacting the Company’s consolidated earnings.

(3)
As noted above, the Compensation Committee consulted with management and its advisors and determined that, due to the significant complexity in separating expenses attributable to the extended tax season from our normal course first quarter expenses, it would not be possible to accurately calculate the Pre-Tax Earnings from Continuing Operations metric adjusted for the extended tax season. Therefore, the Compensation Committee assumed a 0.0% payout on that metric, representing 40% of target STI compensation.

(4)
The IRS report used to calculate Market Share in prior fiscal years and in setting the threshold, target, and maximum for the fiscal year 2020 STI program was discontinued by the IRS during fiscal year 2020. As a result, the Compensation Committee used a different publicly available report to determine Market Share for fiscal year 2020, redetermining the threshold, target, and maximum metrics and then determining results. In addition, given the unusual nature of the tax season, elements of the industry data such as paper filings and returns related to economic stimulus payments continue to shift week to week making it difficult to draw relevant comparisons from the data. Because of this, the Committee determined to calculate market share for purposes of fiscal year 2020 STI based on e-files only. The Committee believes this allows the Company to accurately compare our data to what we believe to be the most reliable current information provided by the IRS.

These results are disclosed in the limited context of our executive compensation program and should not be deemed to apply in other contexts.
The table below shows each NEO’s target opportunity and actual award under our fiscal year 2020 STI program:
Officers	Target Opportunity (as a % of Base Salary)	Target Opportunity ($)	Actual Award ($)
Jeffrey J. Jones II	125%	$1,243,750	$401,731
Tony G. Bowen	90%	$540,000	$174,420
Thomas A. Gerke	80%	$480,000	$155,040
Karen A. Orosco	90%	$495,000	$159,885
Kellie J. Logerwell	50%	$130,000	$41,990
Compensation Discussion and Analysis | Executive Summary | H&R Block 2020 Proxy Statement 29

Actions Pertaining to Fiscal Year 2021 STI Compensation
In June 2020, the Compensation Committee approved a target opportunity for each of our NEOs for fiscal year 2021 as shown in the table below. As described above, as a part of expense management initiatives implemented as a result of COVID-19 and the extended tax season, all NEO STI target opportunities will remain unchanged from fiscal year 2020.
Officers	Target Opportunity (as a % of Base Salary)	Target Opportunity ($)
Jeffrey J. Jones II	125%	$1,243,750
Tony G. Bowen	90%	$540,000
Thomas A. Gerke	80%	$480,000
Karen A. Orosco	90%	$495,000
Kellie J. Logerwell	50%	$130,000
Due to the extension of the 2020 tax season through July 15, 2020, the Board determined to delay approval of the Company’s 2021 annual operating plan from early June 2020 until September 2020, once final results from the extended tax season and the first quarter of fiscal year 2021 are known. Therefore, the Compensation Committee has determined to defer establishing the performance metrics for fiscal year 2021 until after the annual operating plan has been approved.
Long-Term Incentive Compensation
We believe that a significant portion of each NEO’s compensation should depend on the amount of long-term value we create for our shareholders. Our LTI compensation is equity-based and is designed to support multiple objectives, including (i) aligning management’s interests with those of our shareholders, (ii) tying compensation to the attainment of long-term financial and operating goals and strategic objectives, thereby mitigating incentives for management to pursue short-term objectives at the expense of long-term value creation, (iii) ensuring that realized compensation reflects changes in shareholder value over the long term, and (iv) recruiting, retaining, and motivating highly skilled executives.
Historically, the Company has awarded equity-based compensation on an annual basis within ninety days of the beginning of each fiscal year. From time to time, the Company also awards equity-based compensation as part of an employment offer or promotion or, in certain limited instances, as a special award. The amount of equity-based compensation awarded in these circumstances is based on the executive’s role and responsibilities, long-term potential, or individual or Company performance. The award amount is also guided by market data for positions of similar scope and responsibility.
Actions Pertaining to Fiscal Year 2020 LTI Compensation
For fiscal year 2020, our NEOs received a mix of equity-based incentive awards consisting of approximately 50% of value in performance share units, 30% of value in market stock units, and 20% of value in time-based restricted share units, each of which are explained below.
Performance Share Units
For fiscal year 2020, our NEOs received 50% of their annual LTI compensation in the form of performance share units, or “PSUs.” We believe the performance share units appropriately reflect our compensation philosophy by establishing a clear connection between the compensation of our NEOs and the achievement of performance goals that are important for long-term value creation.
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H&R Block Percentile Rank Among S&P 500	TSR Modifier*
 The performance share units granted in fiscal year 2020 give a participating executive the opportunity to earn an initial performance share unit payout, ranging from 0% to 200% of his or her target award, based upon the Company’s performance against a pre-established performance metric. This initial payout is then modified based on the Company’s TSR over the performance period relative to the S&P 500 index. The S&P 500 index companies used in the relative TSR calculation are initially set as the component companies of the S&P 500 index at the outset of the three-year performance period, and (i) companies
Upper Quintile (80th percentile and above)	125.0%
4th Quintile (60th to 80th percentile)	108.3% - 125.0%
3nd Quintile (40th to 60th percentile)	91.7% - 108.3%
2nd Quintile (20th to 40th percentile)	75.0% - 91.7%
Lower Quintile (below 20th percentile)	75.0%
*Linear interpolation will be used to determine the exact TSR modifier percentage.
that fall out of the index during the performance period due to market capitalization changes remain in the calculation, (ii) companies that become bankrupt or insolvent during the performance period remain in the calculation, but a $0 ending stock price is used in the calculation, and (iii) companies that fall out of the index during the performance period for any other reason are removed from the calculation.

The TSR modifier increases or decreases the initial payout by up to 25% of the initial payout amount (for a modifier ranging from 75% to 125% of the initial payout amount, as shown in the chart above). However, notwithstanding the result of that calculation, the maximum earned amount is capped at 200%. Payout is not capped at a specific percentage in the event of negative TSR over the performance period because measurement against the S&P 500 Index, rather than a smaller peer group, is more arduous for executives to achieve than performance against a smaller peer group. For example, one-year TSR for the S&P 500 index was approximately -6.26% for our fiscal year 2020 versus -24.43% for the Consumer Services industry group (under the Global Industry Classification Standard), as calculated by the Company using publicly available information. The following formula is used to calculate the final number of earned performance share units, subject to the overall 200% cap:

For performance share units granted in fiscal year 2020, performance is measured over a three-year period beginning on May 1, 2019 and ending on April 30, 2022. The pre-established performance metric is set levels of year-over-year growth in EBITDA from continuing operations (“Annual EBITDA Growth”) for each of the three years of the performance period. The specific levels of EBITDA growth in fiscal years 2020, 2021, and 2022 are not disclosed at this time given their competitive sensitivity, but will be disclosed upon completion of the performance period in the Compensation Discussion and Analysis section of future proxy statements.
The 150% cap placed on fiscal year 2019 performance in the fiscal year 2019 PSU awards, used on a one-time basis due to the investments planned for fiscal year 2019, was not included for fiscal year 2020 awards, re-establishing a 200% cap placed on performance in each of the fiscal years in the performance period. The calculated payout percentages for each of the three individual years are averaged for the three-year period to determine the number of performance share units that ultimately vest. The Compensation Committee selected Annual EBITDA Growth as the performance metric, because it believes EBITDA from continuing operations is a driver of sustained value creation over the longer term. The Compensation Committee believes that the performance period of three years combined with a metric focused on year-over-year improvements ensures that executives focus on the long-term strategy and growth of the Company, while monitoring incremental improvements over the performance period.
At the end of the performance period, the Compensation Committee will certify the performance results and percentage payout, as well as the resulting final number of performance share units earned by each executive officer. There are no dividends paid on outstanding performance share units during the vesting period, but dividend equivalents accumulate during the vesting period. Upon vesting of the performance share units, in addition to receiving the number of shares of
Compensation Discussion and Analysis | Executive Summary | H&R Block 2020 Proxy Statement 31

common stock determined according to the payout calculation, the executive will receive additional shares of common stock equal in value to the total dividends that would have been paid on the number of shares of common stock that ultimately vest. Performance share units do not carry voting rights.
Executives are required to hold at least 50% of the gross shares earned upon vesting of the performance share units for a period of one year after the vesting date. In addition, vested equity is subject to stock ownership guidelines that may extend the one-year period in some cases if the guidelines have not yet been met.
Market Stock Units
For fiscal year 2020, our NEOs received 30% of their annual LTI compensation in the form of market stock units, or “MSUs.” If certain performance thresholds are met, a participating executive has the opportunity to earn a payout between 50% and 200% of his or her target number of market stock units based on the ratio of the average of the Company’s stock price for the five consecutive trading days ending on the grant date (“Grant Date Price”) and the average of the Company’s stock price for the five consecutive trading days beginning on the date the Company’s Annual Report on Form 10-K is filed with the SEC for the last fiscal year within the performance period, which is fiscal year 2022 (“Ending Date Price”).
Performance is measured over a three-year performance period beginning on May 1, 2019 and ending on April 30, 2022, with the cumulative results for the three-year period determining whether any shares of common stock are payable upon vesting of the market stock units following the end of the three-year period.
The vesting of market stock units is subject to two thresholds, both of which must be satisfied for any payout to occur. First, the Ending Date Price must be greater than or equal to 50% of the Grant Date Price. Second, the Company’s average return on invested capital based on after-tax net operating profit from continuing operations and average invested capital during the three-year performance period, each as defined in the award agreement, must be greater than or equal to 14%. The Compensation Committee determined to utilize average return on invested capital as the second of these thresholds for market stock units, as it believes the investment community considers this metric to be an effective measure of capital efficiency.
Failure to attain either of these thresholds would result in forfeiture of the entire market stock unit award. The total number of market stock units earned by participating executives, if any, is equal to the number of market stock units granted on the grant date multiplied by the ratio of the Ending Date Price to the Grant Date Price. The following formula is used to calculate the final number of earned market stock units, assuming the initial thresholds are met:

At the end of the performance period, the Compensation Committee will certify the performance results and percentage payout, as well as the resulting number of market stock units earned by each executive officer. There are no dividends paid on outstanding market stock units during the vesting period, but dividend equivalents accumulate during the vesting period. Upon vesting of the market stock units, in addition to receiving the number of shares of common stock determined according to the payout calculation, the executive will receive additional shares of common stock equal in value to the total dividends that would have been paid on the number of shares of common stock that ultimately vest. Market stock units do not carry voting rights.
Restricted Share Units
For fiscal year 2020, our NEOs received 20% of their annual LTI compensation in the form of restricted share units, or “RSUs.” There are no dividends paid on outstanding restricted share units during the vesting period, but dividend equivalents accumulate during the vesting period. Upon vesting of the restricted share units, in addition to receiving the applicable number of shares of common stock, the executive will receive additional shares of common stock equal in value to the total dividends that would have been paid on such shares. Restricted share units do not carry voting rights.
Compensation Discussion and Analysis | Executive Summary | H&R Block 2020 Proxy Statement 32

Fiscal Year 2020 LTI Vesting Provisions
Performance share units and market stock units generally vest, if at all, on the third anniversary of the grant date. Restricted share units generally vest in one-third annual increments beginning on the first anniversary of the grant date. However, certain special grants may have a different vesting schedule.
An executive generally will forfeit his or her equity award upon a voluntary termination of employment or an involuntary termination for cause prior to the vesting date. However, an executive will be entitled to pro-rata vesting of his or her awards (as determined based upon the attainment of performance goals, when applicable) in the event of the executive’s retirement more than one year following the grant date, and will be entitled to a full vesting of his or her awards (as determined based upon the attainment of performance goals, when applicable) in the event of the executive’s death or disability more than one year following the grant date. For performance share units and market stock units, an executive will be entitled to receive pro-rata vesting of the awards, as determined based upon the attainment of applicable performance goals, in the event of the executive’s involuntary termination without cause more than one year following the grant date. Unvested restricted share units are forfeited upon an executive’s involuntary termination without cause.
In addition, beginning in fiscal year 2020, all applicable forms of award agreement that provide for pro-rata vesting (or full vesting in the case of Mr. Gerke as described below) and distribution at the end of the performance period if an executive retires from the Company or is involuntarily terminated without cause, now provide that all unvested awards will be forfeited by the executive if the Compensation Committee determines after termination that the executive engaged in activities that would have been grounds for an involuntary termination for cause while employed by the Company.
In the event of a change in control, the Compensation Committee may in its discretion waive the performance goals that apply to performance-based awards. If it does, the units generally will vest based on the executive’s continued employment through the third anniversary of the grant date and the executive will be entitled to receive all or a pro-rata portion of the award in the event of a termination under certain circumstances in connection with or following the change in control. For restricted share units, the executive will be entitled to receive full vesting in the event of a termination under certain circumstances (as set forth in the award agreement governing the grant) in connection with a change in control.
Mr. Gerke’s fiscal year 2020 equity-based compensation awards contain modified vesting provisions providing that his voluntary retirement will not result in the forfeiture of any of the equity awards outstanding for more than one year prior to such retirement; rather, the entire equity awards will continue to vest on the stated vesting dates set forth in the applicable award agreement and with performance adjustments (if any) made under such agreement as if he remained employed through such stated vesting dates.
Fiscal Year 2020 LTI Compensation Awards
For fiscal year 2020, the Company awarded our NEOs performance share units, market stock units, and restricted share units in the amounts shown below. The fiscal year 2020 performance share units and market stock units are performance based and will vest, if at all, on June 30, 2022 and the fiscal year 2020 restricted share units will vest, if at all, in one-third annual increments beginning on June 30, 2020.
Officers	Award Value ($)(1)	Performance Share Units (#)(1)	Market Stock Units (#)(1)	Restricted Share Units (#)(1)
Jeffrey J. Jones II	$5,500,000	90,730	47,813	37,543
Tony G. Bowen	$1,300,000	21,446	11,302	8,874
Thomas A. Gerke	$1,100,000	18,146	9,563	7,509
Karen A. Orosco	$1,100,000	18,146	9,563	7,509
Kellie J. Logerwell	$250,000	4,125	2,174	1,707
(1)
Represents the value of our annual LTI compensation program awards, which are subject to rounding. These award values are converted into: (i) the number of performance share units and market stock units based on the Monte Carlo valuation model as of the grant date and (ii) the number of restricted share units based on the closing price of one share of common stock on the grant date. The number of performance share units, market stock units, or restricted share units resulting from the conversion of the award value to the number of units awarded is rounded up to the nearest whole unit, such rounded numbers are reflected in the chart above. As such, the award value reported in this column may differ from the accounting grant date fair value under ASC 718.

The fiscal year LTI award increase for Mr. Bowen was intended to recognize his contributions to the Company in fiscal year 2019, as described above, and took into account market data for Chief Financial Officer positions within our Peer Group and the general market environment. The fiscal year LTI award increase for Ms. Orosco was intended to recognize her strong leadership of the Company’s largest operating unit, as described above, and also took into account market data for comparable positions within our Peer Group and the general market environment.
Compensation Discussion and Analysis | Executive Summary | H&R Block 2020 Proxy Statement 33

Actions Pertaining to Fiscal Year 2021 LTI Compensation
At the beginning of fiscal year 2021, the Compensation Committee considered the mix of equity-based compensation for executive officers and determined to retain the structure used for fiscal year 2020. As a result, our NEOs received 50% of their annual LTI compensation for fiscal year 2021 in performance share units, 30% in market stock units, and 20% in time-based restricted share units. The payment structures, vesting schedules, terms and conditions of the fiscal year 2021 equity-based compensation are substantially similar to those of the fiscal year 2020 equity-based compensation described above under the heading “Actions Pertaining to Fiscal Year 2020 LTI Compensation” beginning on page 30. The specific levels of performance metrics are not disclosed at this time given their competitive sensitivity, but will be disclosed upon completion of the performance period in the Compensation Discussion and Analysis section of future proxy statements.
Mr. Gerke’s fiscal year 2021 equity-based compensation awards contain the same modified vesting provisions as his fiscal year 2020 equity-based awards, as described above under “Fiscal Year 2020 LTI Vesting Provisions.”
Fiscal Year 2021 LTI Compensation Awards
In June 2020, the Compensation Committee approved a target LTI opportunity for each of our NEOs for fiscal year 2021 as shown in the table below. As described above, as a part of expense management initiatives implemented as a result of COVID-19 and the extended tax season, all NEO LTI target opportunities remained unchanged from fiscal year 2020. The fiscal year 2021 performance share units and market stock units are performance based and will vest, if at all, on June 30, 2023 and the fiscal year 2021 restricted share units will vest, if at all, in one-third annual increments beginning on June 30, 2021.
Officers	Award Value ($)(1)	Performance Share Units (#)(1)	Market Stock Units (#)(1)	Restricted Share Units (#)(1)
Jeffrey J. Jones II	$5,500,000	189,264	98,215	77,031
Tony G. Bowen	$1,300,000	44,736	23,215	18,208
Thomas A. Gerke	$1,100,000	37,853	19,643	15,407
Karen A. Orosco	$1,100,000	37,853	19,643	15,407
Kellie J. Logerwell	$250,000	8,603	4,465	3,502
(1)
Represents the value of our annual LTI compensation program awards, which are subject to rounding. These award values are converted into: (i) the number of performance share units and market stock units based on the Monte Carlo valuation model as of the grant date and (ii) the number of restricted share units based on the closing price of one share of common stock on the grant date. The number of performance share units, market stock units, or restricted share units resulting from the conversion of the award value to the number of units awarded is rounded up to the nearest whole unit, such rounded numbers are reflected in the chart above. As such, the award value reported in this column may differ from the accounting grant date fair value under ASC 718.

Vesting and Performance-based Payouts of Fiscal Year 2018 Performance Share Units and Market Stock Units
Our executive officers, including our NEOs, received performance share units and market stock units in fiscal year 2018. For all of our NEOs other than our CEO, performance for these performance share units and market stock units was based on a three-year period beginning on May 1, 2017 and ending on April 30, 2020. For Mr. Jones, our CEO, who commenced employment with the Company in August 2017, the performance was based on a June 1, 2017 to April 30, 2020 performance period, in order to comply with the requirements of the performance-based exemption under IRC Section 162(m). Performance was certified, and the overall payout was approved, by the Compensation Committee in July 2020.
Compensation Discussion and Analysis | Executive Summary | H&R Block 2020 Proxy Statement 34

Under the terms of the award agreements for fiscal year 2018 performance share units, a participating executive had the opportunity to earn an initial performance share unit payout, ranging from 0% to 200% of his or her target award, based upon the Company’s performance against pre-established performance metrics. The Committee selected Annual EBITDA Growth as the performance metric for the three-year performance period beginning in fiscal year 2018, which is averaged over the three-year period to determine the initial payout (the “EBITDA Percentage”). This initial payout was then modified based on the Company’s TSR relative to the S&P 500 index over the period beginning with the 15 consecutive trading days ending on the grant date and ending on the 15 consecutive trading days beginning on the date the Company’s Annual Report on Form 10-K was filed with the SEC for fiscal year 2020. The TSR modifier could increase or decrease the payout by up to 25% of the initial payout amount. However, notwithstanding the result of that calculation, the maximum earned amount was capped at 200%. The performance metric for the performance period was as follows:
	Metric	Threshold	Target	Maximum
Each Fiscal Year of the May 1, 2017 – April 30, 2020 Performance Period(1)	EBITDA Annual Growth(2)	-4.8%	2.1%	10.9%
EBITDA Factor(3)		0.0%	100.0%	200.0%
(1)
In the case of Mr. Jones, who commenced employment with the Company in August 2017, the first fiscal year is deemed to be the period beginning on June 1, 2017 and ending on April 30, 2018, which to determine Annual EBITDA Growth is compared to EBITDA for the period beginning on June 1, 2016 and ending on April 30, 2017.

(2)	EBITDA Annual Growth means the year-over-year percentage change in EBITDA from Continuing Operations from one fiscal year to the immediately subsequent fiscal year in the Performance Period.
(3)
EBITDA Factor refers to the applicable percentage for the level of EBITDA Annual Growth set forth in this table. The EBITDA Factor for each fiscal year is then averaged to determine the EBITDA Percentage for the award as a whole.

Notwithstanding the negative impact of the pandemic and changes to the tax filing deadlines on our business, the Compensation Committee did not modify the vesting provisions of these awards. Based on the Company’s results relative to the above thresholds, targets, and maximums, the Compensation Committee approved the following results and applicable EBITDA Factor:
	EBITDA Annual Growth	EBITDA Factor (Mr. Jones)	EBITDA Factor (Other NEOs)
Fiscal Year 2018(1)	4.1%	103.9%	105.6%
Fiscal Year 2019	Below Threshold	0.0%	0.0%
Fiscal Year 2020	Below Threshold	0.0%	0.0%
EBITDA Percentage		34.6.%	35.2%
(1)	In the case of Mr. Jones, who commenced employment with the Company in August 2017, the first fiscal year is deemed to be the period beginning on June 1, 2017 and ending on April 30, 2018.
The Compensation Committee then applied a TSR modifier of 75.0% based on the Company’s TSR over the performance period. Based on the performance percentage and the TSR modifier, Mr. Jones received 26.0% of the performance share units he was initially granted and our other NEOs received 26.4% of the performance share units they were initially granted, as well as additional shares of common stock equal in value to the total dividends that would have been paid on the number of shares of common stock that vested pursuant to the payout calculation. The table below shows the target-level opportunity and actual award with respect to the performance share units granted to each of our NEOs in fiscal year 2018:
Officers	PSUs Outstanding (#)(1)		EBITDA Percentage		TSR Modifier		Actual Shares Received (#)(2)
Jeffrey J. Jones II	72,696.9	x	34.6%	x	75.0%	=	18,902
Tony G. Bowen	18,077.3	x	35.2%	x	75.0%	=	4,773
Thomas A. Gerke	45,190.9	x	35.2%	x	75.0%	=	11,931
Karen A. Orosco	14,461.6	x	35.2%	x	75.0%	=	3,818
Kellie J. Logerwell	4,519.9	x	35.2%	x	75.0%	=	1,194
(1)
The number of PSUs outstanding includes dividend equivalents accrued on the number of PSUs granted in fiscal year 2018. The PSUs outstanding, EBITDA Percentage, and TSR Modifier are rounded to the nearest tenth.

(2)
The amount of shares actually received by the NEOs includes additional shares of common stock equal in value to the total dividends that would have been paid on the number of shares of common stock that vested pursuant to the payout calculation, and are rounded up to the next whole share.

Compensation Discussion and Analysis | Executive Summary | H&R Block 2020 Proxy Statement 35

As described above, the mandatory post-vesting holding requirement requires that the executive hold at least 50% of the gross shares earned upon vesting of the performance share units for a period of one year after the vesting date.
Under the terms of the award agreements for market stock units granted in fiscal year 2018, if certain performance thresholds described below were met, a participating executive had the opportunity to earn a payout between 50% and 200% of his or her target number of market stock units based on the difference between the average of the Company’s stock price for the 15 consecutive trading days ending on the grant date (“2018 MSU Grant Date Price”) and the average of the Company’s stock price for the 15 consecutive trading days beginning on the date the Company’s Annual Report on Form 10-K was filed with the SEC for the last fiscal year within the performance period (“2018 MSU Ending Date Price”). The grant date for Mr. Jones’s fiscal year 2018 market stock units was August 21, 2017 (the day he commenced employment with the Company) and the grant date for the other NEOs was June 30, 2017.
The vesting of market stock units was subject to two thresholds, both of which must have been satisfied for any payout to occur.
•	First, the 2018 MSU Ending Date Price must have been greater than or equal to 50% of the 2018 MSU Grant Date Price.
•
Second, the Company’s average return on invested capital based on after-tax net operating profit and average invested capital during the three-year performance period, each as defined in the award agreement, must have been greater than or equal to 14%.

The Company achieved the average return on invested capital threshold, but, due to the impacts of the COVID-19 pandemic, failed to meet the stock price-related threshold. The 2018 MSU Ending Date Price was $14.72, which is less than 50% of the 2018 MSU Grant Date Price of $30.51 for Mr. Jones and $30.11 for our other NEOs. As a result, our NEOs’ entire fiscal year 2018 market stock unit awards were forfeited, resulting in a 0.0% payout for all NEOs.
The table below shows the target-level opportunities and actual awards under our fiscal year 2018 market stock unit program for our NEOs:
Officers	MSUs Outstanding (#)(1)		Performance Percentage		Actual Shares Received (#)
Jeffrey J. Jones II	40,622.1	x	0.0%	=	0
Tony G. Bowen	9,697.2	x	0.0%	=	0
Thomas A. Gerke	24,240.6	x	0.0%	=	0
Karen A. Orosco	7,758.0	x	0.0%	=	0
Kellie J. Logerwell	2,424.9	x	0.0%	=	0
(1)
The number of MSUs outstanding includes dividend equivalents accrued on the number of MSUs granted in fiscal year 2018. The MSUs outstanding and Performance Percentage are rounded to the nearest tenth.

Retirement, Health and Welfare Benefits, and Perquisites
The Company provides certain benefits to all full-time employees, including employer matching contributions to our qualified retirement plan, an employee stock purchase plan that permits purchases of our common stock at a discount, life insurance, health and welfare benefit programs, and the opportunity to use our tax preparation services for no charge. Benefits for executives generally are the same as benefits for all other full-time employees, except that executive officers and certain key employees may participate in our group life insurance program and our deferred compensation plan and are entitled to certain relocation benefits as described below. We have structured our executive benefit program to be consistent with our philosophy of emphasizing performance-based elements in our executive compensation program. Perquisites represent an immaterial element of our ongoing executive compensation program. We believe the benefits our executives receive as a part of our ongoing compensation program are modest relative to market practices, and well below the market median relative to our Peer Group.
The Company offers a group life insurance program to executives that provides death benefits up to three times the participating executive’s annual base salary. The death benefits are payable to beneficiaries designated by the participating executive.
Our deferred compensation plan, which is discussed in detail beginning on page 46, is designed to assist our executives in building retirement savings by offering participants the opportunity to defer their receipt of base salary and STI compensation.
Compensation Discussion and Analysis | Executive Summary | H&R Block 2020 Proxy Statement 36

The Company also provides relocation benefits to eligible employees under our Executive Homeowner Relocation Policy. These relocation benefits generally cover certain common relocation expenses and are subject to a clawback requirement. The Company believes that providing relocation benefits under our Executive Homeowner Relocation Policy is important in incentivizing talented executives to relocate themselves and their families to our headquarters in Kansas City, Missouri. In connection with the expansion of our strategic investment in technology and the corresponding demand for qualified personnel, it is critical that we are able to recruit qualified employees from locations throughout the world. In a competitive market, our Executive Homeowner Relocation Policy is an important and necessary tool for us to recruit and onboard the most qualified talent and quickly and seamlessly integrate them into our workforce. A recipient is required to repay all or a portion of his or her relocation benefits to the Company in the event of his or her voluntary termination or involuntary termination for cause within 24 months following the relocation date.
COMPENSATION “CLAWBACK” POLICY AND RESTRICTIVE COVENANTS
Our Board has adopted a “clawback” policy set forth in our Governance Guidelines which provides that, in the event of a restatement of our financial results, the Board has the authority to seek reimbursement of any portion of performance-based or incentive compensation paid, vested, or awarded in any previous year that is greater than the amount that would have been paid or awarded if calculated based on the restated financial results. The Jones Agreement, the Executive Performance Plan, the award agreements applicable to our executive officers under the H&R Block, Inc. 2013 Long Term Incentive Plan (the “2013 Plan”) and the 2018 Plan, and the Executive Severance Plan each include a clawback provision consistent with the terms of the Board’s clawback policy. In addition, beginning in fiscal year 2020, all applicable forms of award agreement provide that, if an executive retires from the Company or is involuntarily terminated without cause, resulting in pro-rata vesting (or full vesting in the case of Mr. Gerke) and distribution at the end of the performance period, and if the Compensation Committee determines after termination that the executive engaged in activities that would have been grounds for an involuntary termination for cause while employed by the Company, then all unvested awards will be forfeited by the executive.
Our award agreements contain restrictive covenants, including non-competition and non-solicitation provisions, which, if violated, authorize the Company to cancel or rescind the award or seek reimbursement of value received by the individual, consistent with applicable law. In addition, the Executive Severance Plan provides that the Board may recover or require reimbursement of all severance, equity compensation awards (including profits from the sale of Company stock acquired pursuant to such awards), and other payments made to a participant under the Executive Severance Plan if the participant violates the provisions of any confidentiality, non-competition, non-solicitation, or similar agreement or policy.
COMPENSATION PHILOSOPHY AND BENCHMARKING
The Compensation Committee holistically considers a variety of factors when making decisions regarding the recruitment, retention and motivation of our executive officers. These factors, as they relate to setting target executive compensation opportunities, include:
•	The executive officer’s experience, knowledge, skills, level of responsibility, and potential to influence our performance and future success;
•	The executive officer’s compensation history;
•	Our financial performance and the executive officer’s performance (if applicable) in the prior year;
•	Internal parity and the value and importance of the position to the Company and its achievement of its business plans;
•	The business environment in which we operate to recruit and retain talent, the current economic climate, and market factors relevant to our business and our strategy;
•	Each executive officer’s role and scope of responsibilities relative to comparable positions in the Peer Group (as defined below) and survey data;
•	Publicly-disclosed information regarding named executive officer compensation from our Peer Group companies; and
•	Corporate governance and regulatory factors related to executive compensation.
Compensation Discussion and Analysis | Compensation Philosophy and Benchmarking | H&R Block 2020 Proxy Statement 37

The Compensation Committee also considers the Company’s need to recruit and retain people with the skills and experience to establish, monitor and achieve the Company’s strategic plan. Based on this information and with the input of the Committee’s independent compensation consultant, the Compensation Committee members use their individual and collective business judgment to analyze each NEO’s target total direct compensation, and set it at a level that is reasonable and competitive, and that appropriately balances the objectives of our compensation program.
We benchmark our executive compensation practices relative to publicly-disclosed information for a defined group of peer companies, which for fiscal year 2020 is set forth below (the “Peer Group”). We also review compensation data from multiple survey sources, reflective of general industry pay levels for companies of relevant size based on total revenue, as compared to each of the NEOs. For fiscal year 2020, these survey sources were the Aon Hewitt Total Compensation Measurement Executive Survey and the Willis Towers Watson CDB General Industry Executive Compensation Survey. The Compensation Committee reviews summary survey and Peer Group data to confirm that the market references we use are appropriate for our business and the industries in which we compete for executive talent.
With the input of its independent compensation consultant, the Compensation Committee reviews the Peer Group annually and revises it as circumstances warrant. We endeavor to identify companies that are comparable to or competitive with our core businesses, including tax and professional products and services, that have similar strategic plans or outlook, or that are comparable on a variety of relevant metrics. As a result of the Compensation Committee’s annual review in March of 2019, with input from its independent compensation consultant, the Compensation Committee determined that Convergys Corporation and DST Systems, Inc. should be removed from the Peer Group, as both companies were acquired in 2018 and lacked up-to-date compensation data. Two new companies – CoreLogic, Inc. and Euronet Worldwide, Inc. – were added to replace the removed companies. The Compensation Committee determined that CoreLogic, Inc. and Euronet Worldwide, Inc. were appropriate from a size perspective and, given that they are in the same industry group as the companies being removed, would keep the overall industry orientation unchanged. The Peer Group considered by the Compensation Committee in benchmarking fiscal year 2020 compensation therefore consisted of the following 17 companies:
•	Arthur J. Gallagher & Co.	•	Fidelity National Information Services, Inc.	•	Paychex, Inc.
•	Broadridge Financial Solutions, Inc.	•	First American Financial Corporation	•	Robert Half International Inc.
•	CA, Inc.	•	Fiserv, Inc.	•	Unisys Corporation
•	CoreLogic, Inc.	•	Genpact Limited	•	The Western Union Company
•	Equifax Inc.	•	Global Payments Inc.	•	Willis Towers Watson PLC
•	Euronet Worldwide, Inc.	•	Intuit Inc.
The Compensation Committee conducted its annual review of Peer Group companies to be referenced in setting fiscal year 2021 compensation in March of 2020. With input from its independent compensation consultant, the Committee determined that the following should be removed from the Peer Group companies used by the Compensation Committee for benchmarking fiscal year 2021 pay determinations: (1) Fidelity National Information Services, Inc. and Fiserv, Inc. as both companies were disproportionately larger than the Company following major 2019 acquisitions; (2) Arthur Gallagher & Co., First American Financial Corporation, and Willis Towers Watson PLC, as they were no longer comparable business fits in light of the Company’s technology-focused enterprise strategy; and (3) CA, Inc., as it was acquired in 2018 and lacked up-to-date compensation data. Five new companies – Gartner, Inc., Insperity, Inc., Jack Henry & Associates, Inc., TransUnion, and WEX Inc. – were added to the Peer Group. The Compensation Committee determined that these companies were appropriate from a size perspective and align with the Company’s strategic goals of high growth and a technology focus.
Use of External Consultant
The Compensation Committee retains Frederic W. Cook & Co., Inc. (“FW Cook”) as its external, independent compensation consultant for objective advice and assistance on executive compensation matters. FW Cook reports directly to the Committee and the Committee may replace FW Cook or hire additional consultants at any time. FW Cook advises the Compensation Committee on issues pertaining to executive compensation, including the assessment of market-based compensation levels, the selection of our Peer Group, our pay positioning relative to the market, the mix of pay, incentive plan design, and other executive employment matters. FW Cook provides its advice based in part on prevailing and emerging market practices, as well as our specific business context. The Compensation Committee retains sole authority to hire FW Cook, approve its fees, determine the nature and scope of its services, evaluate its performance, and terminate its
Compensation Discussion and Analysis | Compensation Philosophy and Benchmarking | H&R Block 2020 Proxy Statement 38

engagement. The Compensation Committee believes that external compensation consultants for the Compensation Committee should be independent and serve the Compensation Committee exclusively, and should not perform any other services for the Company at any time. FW Cook performs no other services for the Company.
For fiscal year 2020, the Compensation Committee assessed FW Cook’s independence, taking into account the following factors:
•	FW Cook provides no other services to the Company;
•	The amount of fees received from the Company by FW Cook as a percentage of FW Cook’s total revenue;
•	FW Cook’s policies and procedures that are designed to prevent conflicts of interest;
•	Any business or personal relationship between the individuals at FW Cook performing consulting services and the members of the Compensation Committee;
•	Any ownership of Company stock by the individuals at FW Cook performing consulting services for the Compensation Committee; and
•	Any business or personal relationship between the consultant or any other employee at FW Cook and an executive officer of the Company.
In connection with the Compensation Committee’s review, FW Cook provided the Compensation Committee with appropriate assurances and confirmation of its independent status. The Compensation Committee believes FW Cook has been independent throughout its service for the Committee and that there is no conflict of interest between FW Cook and the Compensation Committee.
Executive Evaluation Process
The Compensation Committee generally reviews our CEO’s performance each year against pre-established financial, operational, strategic, and individual objectives. Our CEO is responsible for sharing with the Compensation Committee his current year accomplishments in light of current year objectives, as well as proposed objectives for the following year. The Compensation Committee reviews the CEO’s accomplishments, objectives, and overall performance. The Committee keeps the independent members of the Board apprised of its activities related to the review and approval of CEO performance and compensation matters and, from time to time, consults with such independent members on matters concerning CEO compensation. Based on its evaluation, the Compensation Committee determines the CEO’s compensation. Following such determination, the Chairman of the Board discusses the Compensation Committee’s evaluation and determinations with the CEO. Our CEO does not play a role in determining his own compensation, other than discussing his annual performance review with the Chairman of the Board and sharing his accomplishments and proposed objectives with the Compensation Committee.
The Compensation Committee consults with the CEO concerning the performance of other executive officers and approves the compensation of such officers, taking into account recommendations of the CEO and input from the Board. Our CEO, General Counsel and Chief Administrative Officer, and Chief People Officer assist the Compensation Committee in reaching compensation decisions regarding executives other than themselves. In addition, the CEO (with input from other senior executives) develops recommendations for the Committee’s approval regarding performance goals under our STI and LTI compensation programs. Executive officers do not play a role in determining their own compensation, other than discussing their annual performance reviews with their supervisors and, in the case of the CEO, making recommendations for the Committee’s approval regarding performance goals under our STI and LTI programs. The Committee reviews the recommendations and approves any changes as it determines in its sole discretion to be in the best interests of the Company and our shareholders.
Stock Ownership Guidelines
We believe that our executive officers should have a significant financial stake in the Company. To that end, the Company has adopted stock ownership guidelines that define ownership expectations for certain executive officers covered under the guidelines. Covered executives are expected to attain and retain a level of qualifying equity securities equal to a multiple of their annual base salaries. In determining whether a covered executive has met the applicable ownership requirement, we include shares owned by such executive directly or indirectly, the after-tax value of vested stock option awards, and
Compensation Discussion and Analysis | Compensation Philosophy and Benchmarking | H&R Block 2020 Proxy Statement 39

share equivalents the executive holds in the Company’s benefit plans (collectively, such shares, awards, and share equivalents, “Covered Shares”). Unvested equity awards, regardless of the type of award, are not included for purposes of determining compliance with the executive’s ownership requirement.
Our stock ownership guidelines provide that, until a covered executive satisfies the applicable holding requirement, he or she is required to retain a specified percentage of any Covered Shares owned as of the date on which he or she becomes subject to the guidelines or acquired thereafter. The covered executives, required ownership levels, and retention percentages under our stock ownership guidelines are as follows:
Covered Executives	Ownership Requirement	Retention Percentage
Chief Executive Officer	6x Base Salary	100%
Senior Executive Team, as designated by the CEO(1)	3x Base Salary	50%
(1)	Includes Messrs. Bowen and Gerke and Ms. Orosco.
Before a covered executive satisfies the applicable ownership requirement, he or she will be subject to the retention requirements described above and may only sell or transfer Covered Shares in a manner that does not violate the applicable retention percentage requirement. After the covered executive satisfies the applicable ownership requirement, he or she will no longer be subject to the retention requirements and the stock ownership guidelines will no longer preclude a sale or transfer of any Covered Shares, so long as such executive’s ownership of Covered Shares continues to exceed the applicable ownership requirement. Mr. Gerke has met the 3x Base Salary ownership requirement applicable to him in his role as General Counsel and Chief Administrative Officer. The other covered executives are progressing toward attaining their applicable ownership requirements. The Compensation Committee annually reviews each covered executive’s progress toward meeting the stock ownership guidelines.
Accounting for Stock-Based Compensation
The Company recognizes stock-based compensation expense for the issuance of performance share units, market stock units, and restricted share units, as well as stock purchased under our employee stock purchase plan, pursuant to FASB Accounting Standards Codification Topic 718, “Stock Compensation.” Under this accounting methodology, the Company generally recognizes stock-based compensation expense on a straight-line basis over applicable vesting periods. For assumptions used in determining these expenses, refer to Note 8 of the Company’s financial statements in the Company’s Annual Report on Form 10-K for the year ended April 30, 2020, as filed with the SEC.
Prohibition on Derivatives Trading and Hedging and Pledging of Our Securities
Our Insider Trading Policy prohibits all directors and employees, including the NEOs, from trading in any puts, calls, covered calls or other derivative products involving any Company securities. Additionally, our policy prohibits these individuals from engaging in any hedging transactions with respect to any Company securities, which includes the purchase of certain instruments (including “cashless collars,” forward sales contracts, equity swaps or any other similar instruments) designed to hedge, monetize, or offset any decrease in the market value of such securities. The policy also prohibits our employees and directors from pledging, or using as collateral, Company securities in order to secure personal loans or obligations, which includes a prohibition against holding shares of Company stock in a margin account.
Tax Considerations
As amended by the Tax Cuts and Jobs Act of 2017 (the “Tax Legislation”), for tax years beginning after December 31, 2017, Section 162(m) of the Internal Revenue Code denies us from taking a federal income tax deduction for annual individual compensation over $1 million paid to our Chief Executive Officer, Chief Financial Officer, and certain other current and former executive officers. Prior to the enactment of the Tax Legislation, Section 162(m) included an exception to the $1 million limit for “performance-based” compensation that permitted qualifying compensation to be deductible even if it exceeded the $1 million limit. Our STI awards, stock options, performance share units, and market stock units granted to our NEOs prior to January 1, 2018 were intended to qualify for the exception. However, as of January 1, 2018, compensation paid to our NEOs in any year in excess of $1 million is not deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. Notwithstanding the elimination of the performance-based compensation exception under Section 162(m), the Compensation Committee believes that the primary objective of our compensation programs is to recruit, retain, and motivate highly talented executives and that a significant portion of our NEOs’ compensation should continue to be tied to the Company’s performance. Therefore, the changes to Section 162(m) have not significantly impacted the design of our compensation program to date.
Compensation Discussion and Analysis | Compensation Philosophy and Benchmarking | H&R Block 2020 Proxy Statement 40

TERMINATION OF EMPLOYMENT, SEVERANCE, AND TRANSITION ARRANGEMENTS
Severance Arrangements
In connection with the Company’s movement from executive employment agreements to standardized employment terms and arrangements, the Company adopted the H&R Block Executive Severance Plan (“Executive Severance Plan”). Messrs. Bowen and Gerke and Mses. Orosco and Logerwell are participants in the Executive Severance Plan. Under the terms of the Jones Agreement, which is described in more detail on page 47, Mr. Jones would only participate in the Executive Severance Plan if and to the extent that the benefits related to equity awards thereunder exceeded those contained in the Jones Agreement.
The Executive Severance Plan is intended to support a variety of objectives, including (i) standardization of severance policy among the senior officers, which ensures internal parity, simplifies internal administration, and mitigates negotiation at hire and termination, and (ii) the recruiting and retention of highly skilled executives by protecting them from the short-term economic consequences associated with unexpected termination of employment in the absence of cause. Based on advice from the Compensation Committee’s independent compensation consultant, we believe the benefits our NEOs would receive under various severance scenarios are modest relative to the market but sufficient to support the above objectives.
In addition, in connection with equity awards granted pursuant to the 2013 Plan and 2018 Plan, our current NEOs’ award agreements contain provisions providing for vesting of a pro-rated portion of performance share unit and market stock unit awards outstanding for more than a year in the event of involuntary termination without cause, subject to attaining certain performance thresholds. The vesting provisions of our outstanding award agreements are described in detail beginning on page 49 below.
Change in Control Provisions
Change in control provisions for our NEOs are set forth in the Executive Severance Plan, discussed above and on page 48, and the LTI awards, discussed beginning on page 49. The Company provides these “change in control” benefits as a means to recruit and retain talented executives, who could have other job alternatives that may appear more attractive absent these benefits. In addition, by providing financial protection in the event that a transaction results in the loss of employment, the change in control program helps to ensure the independence and objectivity of our executives when reviewing potential transactions and that executives will remain focused during periods of uncertainty. All change in control payments under the Executive Severance Plan require both a change in control and the subsequent loss of employment by the NEO (a “double-trigger”).
Change in control provisions for Mr. Jones are set forth in the Jones Agreement. Consistent with the Executive Severance Plan, the Jones Agreement does not provide for any gross-up payments to offset excise tax liabilities that result from change in control payments. All change in control payments under the Jones Agreement include a double-trigger, as described above.
In addition, in connection with equity awards granted pursuant to the 2013 Plan and 2018 Plan, our current NEOs have entered into award agreements with the Company that contain provisions accelerating the vesting of equity awards upon certain changes in control and include a double-trigger, as described above. The Company uses this “double-trigger” equity acceleration policy to protect against the loss of retention power following a change in control and to avoid windfalls, both of which could occur if vesting accelerated automatically as a result of a transaction. Equity acceleration following a change in control under the award agreements is discussed beginning on page 49.
The Company has historically avoided the use of excise tax gross-up provisions relating to a change in control and associated “parachute payments” and has no such gross-up obligations in place with respect to any executive officers, including Mr. Jones. Consistent with the Company’s historical practice, in the future we intend to refrain from providing excise tax gross-up provisions relating to a change in control.
These change in control arrangements are not provided exclusively to the NEOs. A larger group of management employees is eligible to receive many of the change in control benefits described in this section.
Compensation Discussion and Analysis | Termination of Employment, Severance, and Transition Arrangements | H&R Block 2020 Proxy Statement 41

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on its review and discussion with management, the Committee approved the Compensation Discussion and Analysis and recommended to the Board of Directors that it be included in the Company’s 2020 Proxy Statement and the Company’s Annual Report on Form 10-K.
COMPENSATION COMMITTEE
Matthew E. Winter, Chair
Anuradha (Anu) Gupta
Richard A. Johnson
David Baker Lewis
Bruce C. Rohde
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The following non-employee directors, each of whom is independent, served on the Compensation Committee of the Board of Directors during the fiscal year ended April 30, 2020: Matthew E. Winter (Chair), Anuradha (Anu) Gupta, Richard A. Johnson, David Baker Lewis, and Bruce C. Rohde. No director serving on the Compensation Committee during fiscal year 2020 (i) was or was formerly an officer or employee of the Company or any of its subsidiaries or (ii) had any relationships requiring disclosure in this proxy statement. None of our executive officers has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity whose executive officers served as a director or member of the Compensation Committee.
RISK ASSESSMENT IN COMPENSATION PROGRAMS
With the assistance of FW Cook, the Compensation Committee has assessed its broad-based and executive compensation programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. The risk assessment included two work streams – one focused on reviewing areas of enterprise risk and the other focused on identifying compensation design risk. The enterprise risk analysis examined the types and magnitudes of risks our business activities present to the Company. The compensation design risk analysis examined the potential risks in the design of our performance-based compensation arrangements. The Committee identified and assessed the risk profile of each performance-based compensation plan. In this assessment, the Committee considered several features we have adopted to mitigate potential risks related to our compensation practices, including:
•	Placing greater emphasis on long-term equity incentives over short-term cash incentives;
•	Utilizing caps on potential payments of cash and equity compensation;
•	Our clawback policy, which is discussed beginning on page 37;
•
Our Insider Trading Policy, which prohibits executives from hedging in the Company’s stock, pledging the Company’s stock, and engaging in transactions involving derivative products related to the Company’s stock;

•
Our executive stock ownership guidelines, which, among other things, require our CEO to own shares or share equivalents held in the Company’s benefit plans equal to six times his or her base salary, which is discussed further on page 39; and

•
The overall design of our compensation programs, including our focus on at-risk compensation that is directly tied to the Company’s performance and utilization of a balanced mix of performance measures which avoid placing excessive weight on a single performance measure.

As a result of our analysis, the Compensation Committee believes, and FW Cook concurs, that our compensation policies and practices do not create inappropriate or unintended material risks to the Company as a whole, and that, consequently, our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.
Risk Assessment in Compensation Programs | H&R Block 2020 Proxy Statement 42

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following table sets forth for the fiscal year ended April 30, 2020 the compensation paid to or earned by the Company’s named executive officers.
Name and Principal Position	Fiscal Year(1)	Salary ($)(2)	Bonus ($)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Jeffrey J. Jones II, President and Chief Executive Officer	2020	1,000,467	—	5,500,063	—	401,731	18,938	6,921,199
	2019	997,734	—	5,500,027	—	1,317,131	689,128	8,504,020
	2018	697,047	950,000	7,937,065	1,375,003	941,420	34,615	11,935,150
Tony G. Bowen, Chief Financial Officer	2020	595,192	—	1,300,068	—	174,420	20,748	2,090,428
	2019	539,973	—	1,000,051	—	465,960	14,489	2,020,473
	2018	470,989	—	1,000,074	—	419,328	14,095	1,904,486
Thomas A. Gerke, General Counsel and Chief Administrative Officer	2020	603,297	—	1,100,038	—	155,040	19,311	1,877,686
	2019	601,648	—	1,100,043	—	508,320	14,689	2,224,700
	2018	773,846	—	2,500,004	—	982,800	13,248	4,269,898
Karen A. Orosco, Senior Vice President, U.S. Retail(6)	2020	540,865	—	1,100,038	—	159,885	20,344	1,821,132
	2019	461,470	—	900,035	—	402,420	14,304	1,778,229
Kellie J. Logerwell, Vice President and Chief Accounting Officer	2020	259,808	—	250,069	—	41,990	16,136	568,003
	2019	249,038	—	250,044	—	132,375	12,531	643,988
	2018	239,468	—	250,059	—	117,936	12,284	619,747
(1)	Compensation for fiscal year 2018 is included for only those NEOs who were also NEOs of the Company for such fiscal year.
(2)
The amounts shown represent base salary amounts accrued by the Company related to the applicable fiscal year, rather than amounts actually paid to the executives, and fiscal year 2020 contained one additional day due to the leap year. In addition, any base salary changes take effect following Compensation Committee approval in June. Therefore, these numbers vary somewhat from the annual base salaries disclosed on page 25. Each of the NEOs contributed a portion of his or her fiscal year 2020 salary to the Company’s 401(k) savings plan, the H&R Block Retirement Savings Plan (“RSP”).

(3)
This column represents the grant date fair value under ASC 718 for performance share units, market stock units, and restricted share units granted during fiscal year 2020, as well as prior fiscal years (as applicable). This column does not include restricted share units granted in fiscal year 2020 that were awarded for payouts achieved over target under the Company’s fiscal year 2019 STI compensation program, as these amounts were previously reported in the Non-Equity Incentive Plan Compensation column for fiscal year 2019, the year in which the awards were earned. Grants in fiscal year 2018 were made pursuant to the 2013 Plan, and grants made in fiscal years 2019 and 2020 were made pursuant to the 2018 Plan. The grant date fair value of these awards is computed in accordance with ASC 718 utilizing assumptions discussed in Note 8 “Stock-Based Compensation” to the Company’s consolidated financial statements in the Form 10-K for the year ended April 30, 2020, as filed with the SEC. These amounts reflect an accounting expense and do not correspond to the actual value that may be realized by the NEOs.

(4)	This column represents amounts awarded and earned under the Company’s STI compensation program, as discussed beginning on page 26.
(5)
In valuing personal benefits, we use the incremental cost to the Company of the benefit. For fiscal year 2020, these figures include the following: (i) the Company’s matching contributions under the RSP of $17,250 (Mr. Jones), $17,923 (Mr. Bowen), $17,231 (Mr. Gerke), $18,000 (Ms. Orosco), and $14,519 (Ms. Logerwell); (ii) the economic value of the death benefit provided by the Company’s group life insurance program of $1,688 (Mr. Jones), $2,430 (Mr. Bowen), $1,685 (Mr. Gerke), $1,949 (Ms. Orosco), and $1,306 (Ms. Logerwell) (the imputed income reported represents the portion of the premium paid by the Company that is attributable to term life insurance coverage for the executive officer; the program provides only an insurance benefit with no cash compensation element to the executive officer); and (iii) de minimis holiday gifts from the Company. The Company did not make any payments on behalf of any of our NEOs for the incremental cost of personal use of the Company’s fractional share of a private aircraft; Messrs. Jones and Bowen’s family members or guests accompanied them on certain business flights at no incremental cost to the Company (incremental cost includes variable costs incurred as a result of personal flight activity, such as hourly charges for each flight, fuel charges, and miscellaneous fees; it excludes non-variable costs, such as the Company’s monthly management fee and insurance fees).

(6)	Ms. Orosco was appointed as an executive officer of the Company effective May 1, 2018.
Executive Compensation | Summary Compensation Table | H&R Block 2020 Proxy Statement 43

GRANTS OF PLAN-BASED AWARDS TABLE
The following table provides information about non-equity incentive plan awards, equity incentive plan awards, and stock awards granted to our NEOs during the fiscal year ended April 30, 2020. The compensation plans under which the grants in the following table were made are described on pages 26 through 36 of this proxy statement.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name of Executive	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards($)(2)
Jones
- STI Award(3)	—	—	310,938	1,243,750	2,487,500	—	—	—	—	—	—	—
- LTI Award(2)	6/30/19	6/20/19	—	—	—	—	47,813	95,626	40,048	—	—	2,823,433
- LTI Award(2)	6/30/19	6/20/19	—	—	—	—	90,730	181,460	—	—	—	2,750,026
Bowen
- STI Award(3)	—	—	135,000	540,000	1,080,000	—	—	—	—	—	—	—
- LTI Award(2)	6/30/19	6/20/19	—	—	—	—	11,302	22,604	9,761	—	—	676,029
- LTI Award(2)	6/30/19	6/20/19	—	—	—	—	21,446	42,892	—	—	—	650,028
Gerke
- STI Award(3)	—	—	120,000	480,000	960,000	—	—	—	—	—	—	—
- LTI Award(2)	6/30/19	6/20/19	—	—	—	—	9,563	19,126	8,476	—	—	578,366
- LTI Award(2)	6/30/19	6/20/19	—	—	—	—	18,146	36,292	—	—	—	550,005
Orosco
- STI Award(3)	—	—	123,750	495,000	990,000	—	—	—	—	—	—	—
- LTI Award(2)	6/30/19	6/20/19	—	—	—	—	9,563	19,126	8,275	—	—	572,477
- LTI Award(2)	6/30/19	6/20/19	—	—	—	—	18,146	36,292	—	—	—	550,005
Logerwell
- STI Award(3)	—	—	32,500	130,000	260,000	—	—	—	—	—	—	—
- LTI Award(2)	6/30/19	6/20/19	—	—	—	—	2,174	4,348	1,959	—	—	132,423
- LTI Award(2)	6/30/19	6/20/19	—	—	—	—	4,125	8,250	—	—	—	125,029
(1)
Includes restricted share units granted in fiscal year 2020, both the annual fiscal year 2020 LTI award as well as restricted share units that were awarded for payouts achieved over target under the Company’s fiscal year 2019 STI compensation program, which were previously reported in the Summary Compensation Table for fiscal year 2019, the year in which the awards were earned.

(2)
Amounts represent awards made under the Company’s LTI compensation program and granted pursuant to the 2018 Plan. Dollar values represent the accounting grant date fair value of performance share units, market stock units, and restricted share units under ASC 718. The grant date fair value of these awards is computed in accordance with ASC 718 utilizing assumptions discussed in Note 8 “Stock-Based Compensation” to the Company’s consolidated financial statements in the Form 10-K for the year ended April 30, 2020, as filed with the SEC. The dollar values reflect an accounting expense and do not correspond to the actual value that may be realized by the NEOs. See beginning on page 30 for a discussion of the terms of the fiscal year 2020 LTI awards.

(3)
Amounts represent the potential value of the payouts under the Company’s STI compensation program. Actual fiscal year 2020 STI payout amounts are included in the Summary Compensation Table on page 43. See beginning on page 26 for a discussion of the terms of the fiscal year 2020 STI awards.

Executive Compensation | Grants of Plan-Based Awards Table | H&R Block 2020 Proxy Statement 44

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
The following table summarizes the equity awards made to our NEOs outstanding as of April 30, 2020.
		Option Awards					Stock Awards
Name of Executive	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Jones	8/21/17	—	—	—	—	—	—	—	111,370	1,854,316
	8/21/17	—	—	—	—	—	61,255	1,019,895	—	—
	6/30/18	—	—	—	—	—	—	—	197,084	3,281,450
	6/30/18	—	—	—	—	—	34,671	577,264	—	—
	6/30/19	—	—	—	—	—	—	—	143,671	2,392,126
	6/30/19	—	—	—	—	—	41,530	691,481	—	—
	8/21/17	182,603	91,302	—	$29.73	8/21/27	—	—	—	—
Bowen	6/30/17	—	—	—	—	—	—	—	27,297	454,492
	6/30/17	—	—	—	—	—	2,414	40,197	—	—
	6/30/18	—	—	—	—	—	—	—	35,835	596,655
	6/30/18	—	—	—	—	—	6,305	104,979	—	—
	6/30/19	—	—	—	—	—	—	—	33,960	565,437
	6/30/19	—	—	—	—	—	10,122	168,536	—	—
Gerke	6/30/17	—	—	—	—	—	—	—	68,238	1,136,156
	6/30/17	—	—	—	—	—	6,029	100,383	—	—
	6/30/18	—	—	—	—	—	—	—	39,418	656,311
	6/30/18	—	—	—	—	—	6,935	115,474	—	—
	6/30/19	—	—	—	—	—	—	—	28,735	478,432
	6/30/19	—	—	—	—	—	8,790	146,349	—	—
	2/1/12	104,734	—	—	$17.00	2/1/22	—	—	—	—
Orosco	6/30/17	—	—	—	—	—	—	—	21,838	363,594
	6/30/17	—	—	—	—	—	1,930	32,140	—	—
	6/30/18	—	—	—	—	—	—	—	32,251	536,980
	6/30/18	—	—	—	—	—	5,676	94,502	—	—
	6/30/19	—	—	—	—	—	—	—	28,735	478,432
	6/30/19	—	—	—	—	—	8,581	142,879	—	—
Logerwell	6/30/17	—	—	—	—	—	—	—	6,825	113,642
	6/30/17	—	—	—	—	—	604	10,059	—	—
	6/30/18	—	—	—	—	—	—	—	8,960	149,186
	6/30/18	—	—	—	—	—	1,578	26,271	—	—
	6/30/19	—	—	—	—	—	—	—	6,532	108,760
	6/30/19	—	—	—	—	—	2,032	33,825	—	—
(1)	Mr. Jones’s unvested stock options vest on August 21, 2020.
(2)
Unvested restricted share units of the Company’s common stock vest as follows: Mr. Jones – 38,933 restricted share units vest in one-third increments on June 30, 2020, June 30, 2021, and June 30, 2022; 2,598 restricted share units vest in two equal increments on June 30, 2020 and June 30, 2021; 34,671 restricted share units vest in two equal increments on June 30, 2020 and June 30, 2021; 9,558 restricted share units vest on June 30, 2020; 51,697 restricted share units vest on August 21, 2020; Mr. Bowen – 9,202 restricted share units vest in one-third increments on June 30, 2020, June 30, 2021, and June 30, 2022; 920 restricted share units vest in two equal increments on June 30, 2020 and June 30, 2021; 6,305 restricted share units vest in two equal increments on June 30, 2020 and June 30, 2021; 2,414 restricted share units vest on June 30, 2020; Mr. Gerke – 7,787 restricted share units vest in one-third increments on June 30, 2020, June 30, 2021, and June 30, 2022; 1,003 restricted share units vest in two equal increments on June 30, 2020 and June 30, 2021; 6,935 restricted share units vest in two equal increments on June 30, 2020 and June 30, 2021; 6,029 restricted share units vest on June 30, 2020; Ms. Orosco – 7,787 restricted share units vest in one-third increments on June 30, 2020, June 30, 2021, and June 30, 2022; 794 restricted share units vest in two equal increments on June 30, 2020 and June 20, 2021; 5,676 restricted share units vest in two equal increments on June 30, 2020 and June 30, 2021; 1,930 restricted share units vest on June 30, 2020; Ms. Logerwell – 1,770 restricted share units vest in one-third increments on June 30, 2020, June 30, 2021, and June 30, 2022; 261 restricted share units vest in two equal increments on June 30, 2020 and June 30, 2021; 1,578 restricted share units vest in two equal increments on June 30, 2020 and June 30, 2021; 604 restricted share units vest on June 30, 2020.

(3)	Market value was determined using the closing price of the Company’s common stock of $16.65, which was the closing price as reported on the NYSE on April 30, 2020.
(4)
Unvested target performance share units and market stock units (including dividend equivalents accumulated as of April 30, 2020) vest as follows: Mr. Jones – 94,088 performance share units and 49,583 market stock units cliff vest on June 30, 2022; 129,724 performance share units and 67,360 market stock units cliff vest on June 30, 2021; 71,447 performance share units and 39,924 market stock units cliff vest on June 30, 2020; Mr. Bowen – 22,240 performance share units and 11,720 market stock units cliff vest on June 30, 2022; 23,587 performance share units and 12,248 market stock units cliff vest on June 30, 2021; 17,766 performance share units and 9,530 market stock units cliff vest on June 30, 2020; Mr. Gerke – 18,818 performance share units and 9,917 market stock units cliff vest on June 30, 2022; 25,946 performance share units and 13,473 market stock units cliff vest on June 30, 2021; 44,414 performance share units and 23,824 market stock units cliff vest on June 30, 2020; Ms. Orosco – 18,818 performance share units and 9,917 market stock units cliff vest on June 30, 2022; 21,228 performance share units and 11,024 market stock units cliff vest on June 30, 2021; 14,213 performance share units and 7,625 market stock units cliff vest on June 30, 2020; Ms. Logerwell – 4,278 performance share units and 2,254 market stock units cliff vest on June 30, 2022; 5,897 performance share units and 3,063 market stock units cliff vest on June 30, 2021; 4,442 performance share units and 2,383 market stock units cliff vest on June 30, 2020. Actual shares delivered are subject to performance conditions and therefore may vary from the target units reported here.

Executive Compensation | Outstanding Equity Awards at Fiscal Year-End Table | H&R Block 2020 Proxy Statement 45

OPTION EXERCISES AND STOCK VESTED TABLE
The following table summarizes the value realized by the NEOs upon option award exercises and stock award vesting during the fiscal year ended April 30, 2020.
	Option Awards		Stock Awards
Name of Executive	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
Jones	—	—	26,809	818,173
Bowen	—	—	35,662	1,159,874
Gerke	—	—	45,985	1,493,763
Orosco	—	—	24,746	803,094
Logerwell	—	—	8,066	262,141
(1)
Amounts in this column reflect restricted share units that vested during the fiscal year ended April 30, 2020 (including dividend equivalents accumulated as the date of vesting) and fiscal year 2017 performance share units and market stock units that vested as of June 30, 2019 and were distributed in July 2019 (including dividend equivalents accumulated as of the date of vesting). These amounts do not include shares acquired pursuant to the vesting of the fiscal year 2018 performance share units and market stock units on June 30, 2020, which were distributed in July 2020 following Compensation Committee certification of the performance and approval of the payouts (as described above under “Vesting and Performance-based Payouts of Fiscal Year 2018 Performance Share Units and Market Stock Units” beginning on page 34).

NONQUALIFIED DEFERRED COMPENSATION TABLE
The following table summarizes our NEOs’ compensation under the H&R Block, Inc. Deferred Compensation Plan for Executives during fiscal year 2020.
Name of Executive	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings (Loss) in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Jones	127,437	132,603	(6,276)	—	255,018
Bowen	—	—	—	—	—
Gerke	—	—	—	—	—
Orosco	—	—	—	—	—
Logerwell	—	—	—	—	—
(1)	The amounts in this column are not included in the Summary Compensation Table because they are not above-market or preferential earnings on deferred compensation.
(2)	Amounts in this column include NEO contributions previously reflected in Summary Compensation Tables included in the Company’s proxy statements for prior fiscal years and any earnings thereon.
H&R BLOCK DEFERRED COMPENSATION PLAN FOR EXECUTIVES
The Company provides the H&R Block, Inc. Deferred Compensation Plan for Executives, a nonqualified plan (the “DC Plan”), to employees who meet certain eligibility requirements. The DC Plan is intended to pay, out of the general assets of the Company, an amount substantially equal to the deferrals and Company contributions, adjusted for any earnings or losses. The Company does not provide any matching contributions for this plan.
Participants can elect to defer from 0% to 100% of eligible base salary and eligible commissions and up to 100% of annual bonus on a pre-tax basis. The DC Plan offers various investment options (which mirror the options available under the Company’s 401(k) plan) to participants, including a fixed rate option and Company stock. Participant deferrals are credited to a bookkeeping account that is administered by Fidelity Investments. Earnings are credited to each participant’s account based on the investment options selected by such participant. Participants may change or reallocate their investments at any time.
Participants can elect to receive in-service payments or lump-sum or monthly payments over one to 15 years following termination from service or disability. To ensure compliance with IRC Section 409A, the DC Plan provides that the payments following termination shall not be made before a date that is six months after the termination date. Amounts deferred under the DC Plan by NEOs, if any, are included in the appropriate column of the Summary Compensation Table.
Executive Compensation | H&R Block Deferred Compensation Plan for Executives | H&R Block 2020 Proxy Statement 46

EMPLOYMENT AGREEMENTS, CHANGE IN CONTROL AND OTHER ARRANGEMENTS
Jeffrey J. Jones II Employment Agreement
Jeffrey J. Jones II entered into the Jones Agreement in August 2017. The Jones Agreement provides the following terms for Mr. Jones’s service as President and Chief Executive Officer of the Company:
Compensation. The Jones Agreement provides for: an initial base salary of $995,000; participation in the Company’s STI compensation plan with a target incentive award equal to 125% of base salary; and sign-on awards of cash and equity (the “Inducement Awards”). Mr. Jones was also entitled to reimbursement of expenses in relocating his family to Kansas City as provided under the Company’s executive relocation policy.
Term. Unless earlier terminated, the Jones Agreement expires on August 21, 2022.
Restrictive Covenants. The Jones Agreement imposes restrictive covenants on Mr. Jones, which include: non-hire, non-solicitation, non-competition, and non-disparagement during the term and for two years following his last day of employment, and non-disclosure of proprietary information during the term and thereafter in perpetuity.
Severance Benefits. Under the Jones Agreement, in the event of a termination by the Company other than for Cause or by Mr. Jones for Good Reason, subject to his execution of a release, Mr. Jones is entitled to a lump-sum payment equal to his base salary and his target bonus; an amount equal to the COBRA premium for 18 months following termination; a pro-rata bonus for the year of termination based on actual Company and individual performance for the applicable fiscal year; and full and immediate vesting of the Inducement Awards.
If Mr. Jones’s employment is terminated within 24 months following a Change in Control or within 120 days prior to a transaction that constitutes a “change in control” under IRC Section 409A by the Company other than for Cause or by Mr. Jones for Good Reason, Mr. Jones is entitled to a lump-sum payment equal to his base salary and his target bonus; an amount equal to the COBRA premium for 18 months following termination; an additional lump sum payment equal to his base salary plus six times the monthly COBRA premium; a pro-rata bonus for the year of termination based on target performance; and full and immediate vesting of the Inducement Awards.
Death or Disability. Under the Jones Agreement, in the event of Mr. Jones’s death or disability, he or his representatives are entitled to a pro-rata bonus for the year of termination based on actual Company and individual performance for the applicable fiscal year and full and immediate vesting of the Inducement Awards. If Mr. Jones’s death or disability occurs within 24 months following a Change in Control or within 120 days prior to a transaction that constitutes a “change in control” under IRC Section 409A, Mr. Jones is entitled to a pro-rata bonus for the year of termination based on target performance, and full and immediate vesting of the Inducement Awards.
Definitions. For purposes of the Jones Agreement, the following terms are defined to mean:
“Cause”: any one or more of the following grounds:
(i)
Mr. Jones’s commission of an act materially and demonstrably detrimental to the Company or any affiliate, which act constitutes gross negligence or willful misconduct by Mr. Jones in the performance of his material duties to the Company or any affiliate;

(ii)
Mr. Jones’s commission of any material act of dishonesty or breach of trust resulting or intending to result in material personal gain or material enrichment of Mr. Jones at the expense of the Company or any affiliate;

(iii)	Mr. Jones’s violation of certain covenants related to confidentiality, non-hiring of employees, and non-solicitation of customers, and non-competition; or
(iv)
The inability of the Company or any affiliate to participate in any activity subject to government regulation and material to the Company’s or any affiliate’s business solely as a result of any willful action or inaction by Mr. Jones.

“Change in Control”: as defined in the 2013 Plan, which includes one or more of the following events, subject to certain exceptions: (i) during any 24-month period, individuals who, as of the beginning of such period, constitute the Board no longer constitute at least a majority of the Board; (ii) any person is or becomes a beneficial owner of securities representing 35% or more of the combined voting power of the Company’s then outstanding securities; (iii) a merger, consolidation or similar corporate transaction that requires the approval of the Company’s shareholders; and (ii) the sale of 50% or more of the total gross fair market value of the Company’s assets.
Executive Compensation | Employment Agreements, Change in Control and Other Arrangements | H&R Block 2020 Proxy Statement 47

“Good Reason”: any one or more of the following grounds unless cured within thirty days of receipt of notice thereof:
(i)	A material diminution in Mr. Jones’s base salary or target bonus opportunity;
(ii)	Relocation of Mr. Jones’s location of employment outside of the Kansas City, Missouri metropolitan area;
(iii)
A material diminution in Mr. Jones’s responsibilities, duties or authority, authority as President and Chief Executive Officer of the Company, or a requirement to report to anyone other than the Company’s Board of Directors; or

(iv)	Any other action or inaction that constitutes a material breach by the Company of the Jones Agreement.
H&R Block Executive Severance Plan
Messrs. Gerke and Bowen and Mses. Orosco and Logerwell participate in the Executive Severance Plan. Pursuant to the Jones Agreement, Mr. Jones participates in the Executive Severance Plan only if and to the extent that the benefits related to equity awards thereunder exceed those contained in the Jones Agreement.
The Executive Severance Plan is intended to support a variety of objectives, including (i) standardization of severance policy among the senior officers, which ensures internal parity, simplifies internal administration, and mitigates negotiation at hire and termination, and (ii) the attraction and retention of highly skilled executives by protecting them from the short-term economic consequences associated with unexpected termination of employment in the absence of cause. Based on advice from the Compensation Committee’s independent compensation consultant, we believe the benefits our NEOs would receive under various severance scenarios are modest relative to the market.
Eligibility. An associate of the Company whose participation in the Executive Severance Plan is approved by the Compensation Committee is eligible.
Severance Benefits. Under the terms of the Executive Severance Plan, if a participant incurs a Qualifying Termination or a Change in Control Termination (which includes a participant’s Good Reason Termination within 75 days immediately preceding or within 18 months immediately following a Change in Control), subject to the execution of a release, he or she is entitled to receive a lump sum severance amount equal to: (i) the participant’s monthly compensation multiplied by the participant’s years of service, subject to a minimum payout equal to 12 months of service and a maximum payout equal to 18 months of service; (ii) the percentage of the participant’s monthly compensation approved under the Company’s STI plan, as determined by the Compensation Committee, multiplied by the participant’s years of service, subject to a minimum payout equal to 12 months of service and a maximum payout equal to 18 months of service; and (iii) an amount equal to the participant’s COBRA subsidy multiplied by 12, if the participant was enrolled in the Company’s applicable health, dental, and vision benefits on the termination date. The Company will also provide reasonable outplacement assistance for a period not to exceed 15 months. The participant is entitled to a pro-rata award of any amounts payable under the Company’s STI compensation plan, based upon the participant’s actual performance and the attainment of goals established as determined by the Board in its sole discretion.
Definitions. For purposes of the Executive Severance Plan, the following terms are defined to mean:
“Cause”: any of the following unless, if capable of cure, such events are fully corrected in all material respects by the participant within 10 days after the Company provides notice of the occurrence of such event:
(i)	Misconduct that materially interferes with or materially prejudices the proper conduct of the business of the Company;
(ii)	Commission of an act materially and demonstrably detrimental to the good will of the Company;
(iii)	Commission of any act of dishonesty or breach of trust resulting or intending to result in material personal gain or enrichment of the participant at the expense of the Company;
(iv)
Violation of any non-competition, non-solicitation, confidentiality or similar restrictive covenant under any employment-related agreement, plan, or policy with respect to which the participant is a party or is bound; or

(v)	Conviction of, or plea of guilty or nolo contendere to, a misdemeanor involving an act of moral turpitude or a felony.
“Change in Control”: generally, the occurrence of one or more of the following events, subject to certain exceptions: (i) any person or group increases their Company stock ownership to more than 50% of the total fair market value or voting power of the Company’s stock; (ii) any person or group acquires (when combined with all acquisitions of the Company’s stock in a 12-month period) ownership of 35% or more of the total voting power of the Company’s stock; (iii) a majority of
Executive Compensation | Employment Agreements, Change in Control and Other Arrangements | H&R Block 2020 Proxy Statement 48

members of the Board is replaced during any 12-month period by directors whose appointment or election is not approved in advance by two-thirds of the members of the Board; and (iv) any person or group acquires (when combined with all other acquisitions of the Company’s assets acquired during the prior 12-month period) assets equal to or more than 50% of the total gross fair market value of all of the assets of the Company.
“Good Reason Termination”: a separation from service within 75 days immediately preceding or 18 months immediately following a Change in Control which is initiated by the participant, subject to certain notice requirements, on account of one or more of the following conditions occurring within that same time frame without the consent of the participant that is not substantially remedied by the Company:
(i)	A material diminution in the participant’s base compensation;
(ii)	A material diminution in the participant’s authority, duties, or responsibilities;
(iii)	A material change in the geographic location at which the participant must perform the services; or
(iv)	Any other action or interaction that constitutes a material breach by the Company of any written employment-related agreement between the participant and the Company.
“Qualifying Termination”: the involuntary separation from service by the Company under circumstances not constituting Cause, but does not include the elimination of the participant’s position where the participant was offered a comparable position with the Company or with a party that acquires any assets from the Company, the redefinition of participant’s position to a lower compensation rate or grade, or the participant’s death or disability.
Equity Award Agreements
In connection with equity awards our executives enter into equity award agreements that provide for acceleration of vesting or acceleration of forfeiture of the awards upon certain events.
Retirement. Our standard equity award agreements for restricted share units applicable to grants during the time period covered by this proxy statement contain a retirement provision that accelerates the vesting of a pro-rata portion of all outstanding restricted share units that have been outstanding for at least one year. The pro-rata portion is equal to a percentage based upon the number of whole months of service completed divided by 36, minus the number of restricted share units previously vested. Our standard equity award agreements for performance share units and market stock units applicable to grants made during the time period covered by this proxy statement contain a retirement provision that provides for the pro-ration of awards that have been outstanding for at least one year based on the number of whole months of service completed divided by 36, with the ultimate vesting of the awards subject to attaining the performance goals set forth in the applicable award agreement. Retirement is defined as voluntary termination at or after (i) reaching age 55 with at least five years of service with the Company or (ii) reaching age 60.
The Compensation Committee utilized alternate forms of award agreements for Mr. Gerke beginning in fiscal year 2017, which are described in the Company’s Current Report on Form 8-K filed with the SEC on July 1, 2014, that define retirement as voluntary termination at or after reaching age 60. In addition, such alternate forms of award agreements contain modified vesting provisions providing that voluntary retirement after reaching age 60 will not result in the forfeiture of any equity awards outstanding for more than one year prior to such retirement; rather, the entire equity awards will continue to vest on the stated vesting dates set forth in the applicable award agreement and with performance adjustments (if any) made under such agreement as if he remained employed through such stated vesting dates.
Severance Benefits; Death or Disability. Equity awards provide for vesting or forfeiture, as applicable, upon certain qualifying terminations or qualifying terminations following a change in control. Award agreements for restricted share units provide for the forfeiture of any restricted share unit awards that are not vested as of the separation date in the event of a Qualifying Termination (as defined above under “H&R Block Executive Severance Plan”). Upon a termination of employment due to death or Disability at least one year after the grant date, all outstanding and unvested restricted share units and stock options immediately vest. Our performance-based equity award agreements applicable to grants made to executives through fiscal year 2021 provide for vesting of a pro-rated portion of the awards that are earned as a result of attaining the award’s performance goals in the event of the executive’s qualifying termination (which, except in certain situations where such qualifying termination occurs after a change in control, does not include a Good Reason Termination, as defined above under “H&R Block Executive Severance Plan”), death or Disability, that occurs more than one year after the grant date. “Disability” means (i) for participants covered by a group long term disability program, the participant is
Executive Compensation | Employment Agreements, Change in Control and Other Arrangements | H&R Block 2020 Proxy Statement 49

receiving income replacement benefits for at least three months under the program because of any physical or mental impairment expected to result in death or last for a continuous period of at least 12 months (a “qualifying impairment”); or (ii) in all other cases, the participant is unable to engage in any substantial gainful activity for a period of at least nine months because of a qualifying impairment.
In the event of a Change in Control Termination (as defined above under “H&R Block Executive Severance Plan”), the participant becomes vested in all outstanding restricted share unit awards. After a change in control, the Compensation Committee may, in its discretion, equitably adjust the performance goals or payment formula that apply to performance share units or market stock units, as determined necessary due to the change in control. Following a change in control, performance share units or market stock units generally will vest as a result of the executive’s continued employment through the third anniversary of the grant date and the Company’s level of performance during the performance period. However, if an executive’s employment terminates before such third anniversary due to certain qualifying terminations that occur in connection with the change in control, or disability, death or retirement, the executive may be entitled to receive all or a pro-rata portion of the award.
The terms of the fiscal year 2020 LTI awards are described in more detail above under the headings “Actions Pertaining to Fiscal Year 2020 LTI Compensation,” beginning on page 30.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and certain of our officers, including each of our named executive officers, on a form previously approved by our Board. These agreements are intended to supplement our officer and director liability insurance and to provide the officers and directors with specific contractual assurance that the protection provided by our Bylaws will continue to be available regardless of, among other things, an amendment to the Bylaws or a change in management or control of the Company.
In general, the indemnification agreement provides that, subject to the provisions set forth therein, the Company will indemnify and hold harmless the director or officer (each, an “Indemnitee”) against all direct and indirect costs and liabilities incurred by an Indemnitee, to the fullest extent permitted by applicable law, in connection with any actions, claims, suits or other proceedings brought against such Indemnitee by reason of (i) the fact that the Indemnitee is or was a director, officer or other fiduciary of the Company or, at the request of the Company, a director, officer or other fiduciary of a subsidiary of the Company, or (ii) any action taken, or failure to act, by such Indemnitee in such capacity. The indemnification agreement provides contractual assurances regarding the scope of the indemnification as permitted by the Missouri General and Business Corporation Law and the Bylaws.
Under the Indemnification Agreement, an Indemnitee will have the right to advancement by the Company of expenses as they are actually and reasonably paid or incurred in connection with defending a claim covered by the Indemnification Agreement prior to the final disposition of such claim. The Indemnitee is required to repay any expenses advanced to the Indemnitee if such Indemnitee is determined not to be entitled to indemnification by the Company.
The above description of the terms of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is filed with the SEC as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2012.
Executive Compensation | Employment Agreements, Change in Control and Other Arrangements | H&R Block 2020 Proxy Statement 50

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table summarizes the potential payments our NEOs would receive in the event of termination or a change in control of the Company. The agreements and arrangements that govern the payments included in the table are described in more detail above under Employment Agreements, Change in Control and Other Arrangements. This table assumes the relevant triggering event occurred on April 30, 2020, and the value of the equity-based awards included below was therefore determined using the closing price of the Company’s common stock of $16.65, which was the closing price as reported on the NYSE on April 30, 2020. Accordingly, the amounts provided in this table for each of our NEOs are based on hypothetical circumstances, may materially differ from actual amounts payable upon the triggering event, and the actual amounts to be paid out can only be determined at the time of such triggering event.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE
Name of Executive	Termination without Cause or for Good Reason ($)	Termination without Cause or for Good Reason in Connection with a Change in Control ($)	Retirement ($)	Death or Disability ($)
Jones(1)
Cash	2,238,750	3,233,750	—	—
Restricted Share Units	919,587	2,347,466	—	1,655,985
Market Stock Units	1,276,260	2,611,831	—	1,786,277
Performance Share Units	2,377,351	4,916,061	—	3,349,489
Health and Welfare Plan Benefits	32,596	43,461	—	—
Outplacement Services	—	—	—	—
Total	6,844,545	13,152,568	—	6,791,751
Bowen(2)
Cash	1,529,370	1,529,370	—	—
Restricted Share Units	—	313,713	—	145,176
Market Stock Units	274,489	557,755	—	362,611
Performance Share Units	519,376	1,058,829	—	688,536
Health and Welfare Plan Benefits	14,363	14,363	—	—
Outplacement Services	4,500	4,500	—	—
Total	2,342,098	3,478,529	—	1,196,323
Gerke(2)(3)
Cash	1,080,000	1,080,000	—	—
Restricted Share Units	—	362,206	215,857	215,857
Market Stock Units	511,712	786,101	620,983	620,983
Performance Share Units	962,403	1,484,798	1,171,484	1,171,484
Health and Welfare Plan Benefits	14,400	14,400	—	—
Outplacement Services	4,500	4,500	—	—
Total	2,573,016	3,732,006	2,008,324	2,008,324
Orosco(2)
Cash	1,567,500	1,567,500	—	—
Restricted Share Units	—	269,521	—	126,642
Market Stock Units	232,061	475,609	—	310,491
Performance Share Units	439,488	903,398	—	590,083
Health and Welfare Plan Benefits	14,339	14,339	—	—
Outplacement Services	4,500	4,500	—	—
Total	2,257,888	3,234,866	—	1,027,216
Executive Compensation | Potential Payments Upon Termination or Change in Control Table | H&R Block 2020 Proxy Statement 51

Name of Executive	Termination without Cause or for Good Reason ($)	Termination without Cause or for Good Reason in Connection with a Change in Control ($)	Retirement ($)	Death or Disability ($)
Logerwell(2)
Cash	585,000	585,000	—	—
Restricted Share Units	—	70,154	—	36,330
Market Stock Units	68,639	128,212	—	90,676
Performance Share Units	129,858	243,376	—	172,152
Health and Welfare Plan Benefits	14,400	14,400	—	—
Outplacement Services	4,500	4,500	—	—
Total	802,398	1,045,643	—	299,157
(1)
Payments to Mr. Jones would be made pursuant to the terms of the Jones Agreement and various equity award agreements described above under “Employment Agreements, Change in Control and Other Arrangements” and “Long-Term Incentive Compensation.”

(2)
Payments to Messrs. Bowen and Gerke and Mses. Orosco and Logerwell would be made pursuant to the terms of the Executive Severance Plan and various equity award agreements described above under “Employment Agreements, Change in Control and Other Arrangements” and “Long-Term Incentive Compensation.”

(3)	As of April 30, 2020, Mr. Gerke was the only named executive officer who had satisfied the requirements to be eligible for retirement.
PAY RATIO DISCLOSURE
Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC adopted a rule that requires a public company to disclose the ratio of the annual total compensation of its chief executive officer to the median annual total compensation of its employees (other than its chief executive officer). Mr. Jones served as our President and Chief Executive Officer throughout our fiscal year 2020.
On April 30, 2020, the date which we selected to identify the median employee (the “Pay Ratio Date”), the Company had approximately 17,344 U.S. employees and 8,291 non-U.S. employees, for a total of 25,635 employees. This population consisted of the Company’s full-time, part-time, seasonal, and temporary employees. In determining the median employee, the Company excluded from its employee population all of its employees located in Ireland (27 employees) and India (646 employees) pursuant to a de minimis exemption permitted under the SEC rules.
To identify the median employee from the Company’s employee population, we compared the amount of salary and wages paid to employees as reflected in payroll records for the 2019 calendar year as reported to the Internal Revenue Service on Form W-2 for U.S. employees and the Form W-2 equivalent for non-U.S. employees, who were employed on the Pay Ratio Date, excluding Mr. Jones. We annualized compensation for employees who were hired in 2019 but did not work for us the entire calendar year, excluding seasonal and temporary employees. No cost-of-living adjustments were made in identifying the median employee.
The identified median employee was a seasonal associate whose total hours worked during the year was equivalent to approximately 5 months of a full-time associate’s hours worked. After the median employee was identified, we calculated such employee’s annual total compensation using the same methodology used for the Company’s named executive officers as set forth in the fiscal year 2020 Summary Compensation Table of this proxy statement.
For fiscal year 2020, the annual total compensation for Mr. Jones was $6,921,199 and the annual total compensation for the median employee, excluding Mr. Jones, was $14,990 which resulted in a ratio of 462 to 1.
The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. We believe that our calculated ratio is a reasonable estimate calculated in a manner consistent with the pay ratio disclosure requirements. The pay ratios reported by other companies, including those within our Peer Group and industry, may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
This information is being provided for the purposes of compliance with the pay ratio disclosure requirement. Neither the Compensation Committee nor management of the Company used the pay ratio measure in making compensation decisions.
Executive Compensation | Pay Ratio Disclosure | H&R Block 2020 Proxy Statement 52

EQUITY COMPENSATION PLANS
The following table provides information about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of April 30, 2020. As of April 30, 2020, the Company had two active stock-based compensation plans: the 2018 Plan and the H&R Block, Inc. 2000 Employee Stock Purchase Plan (as amended and restated effective January 1, 2020). Our shareholders have approved all of the Company’s current stock-based compensation plans. Our shareholders approved the 2018 Plan in September 2017 to replace the 2013 Plan, effective one business day after the 2017 annual meeting (September 15, 2017), at which time the 2013 Plan terminated except with respect to outstanding awards thereunder. The 2013 Plan was approved by our shareholders in September 2012 to replace the H&R Block, Inc. 2003 Long Term Executive Compensation Plan (the “2003 Plan”) and the H&R Block, Inc. 2008 Deferred Stock Unit Plan for Outside Directors (the “DSU Plan”), effective January 1, 2013, at which time the 2003 Plan and the DSU Plan terminated except with respect to outstanding awards thereunder. The 2003 Plan was approved by our shareholders in September 2002 to replace the 1993 Long-Term Executive Compensation Plan, effective July 1, 2003. Our shareholders approved the DSU Plan in September 2008 to replace the 1989 Stock Option Plan for Outside Directors, which terminated upon the DSU Plan’s effectiveness, except with respect to outstanding awards thereunder.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (A) (# 000)	Weighted-average exercise price of outstanding options, warrants, and rights (B) ($)	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (A) (C) (# 000)
Equity compensation plans approved by security holders	428	25.68	12,830
Equity compensation plans not approved by security holders	—	—	—
Total	428	25.68	12,830
Equity Compensation Plans | H&R Block 2020 Proxy Statement 53

AUDIT COMMITTEE REPORT
The Company’s management is responsible for preparing financial statements in accordance with GAAP and the financial reporting process, including the Company’s disclosure controls and procedures and internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for (i) auditing the Company’s financial statements and expressing an opinion as to their conformity to GAAP and (ii) auditing the effectiveness of the Company’s internal control over financial reporting and expressing an opinion as to its effectiveness. The Audit Committee of the Board of Directors, composed solely of independent directors, meets periodically with management, including the Vice President, Audit Services (the employee with primary responsibility for the Company’s internal audit functions) and others in the Company, and the Company’s independent registered public accounting firm to review and oversee matters relating to the Company’s financial statements, audit services (internal audit) activities, disclosure controls and procedures, and internal control over financial reporting and non-audit services provided by the independent accountants. In addition, the Audit Committee pre-approved all audit and non-audit fees paid to such firm.
The Audit Committee has reviewed and discussed with management and Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended April 30, 2020. The Audit Committee has also discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee received from Deloitte the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, discussed with Deloitte its independence from the Company and the Company’s management, and considered whether Deloitte’s provision of non-audit services to the Company is compatible with maintaining the auditor’s independence.
The Audit Committee conducted its own self-evaluation and evaluation of the services provided by Deloitte during the fiscal year ended April 30, 2020. Based on its evaluation of Deloitte, the Audit Committee reappointed Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2021.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended April 30, 2020, for filing with the SEC.
AUDIT COMMITTEE
Victoria J. Reich, Chair
Angela N. Archon
Richard A. Johnson
Matthew E. Winter
Christianna Wood
Audit Committee Report | Audit Committee | H&R Block 2020 Proxy Statement 54

AUDIT FEES
The following table presents fees for professional services rendered by Deloitte for the audit of the Company’s annual financial statements for the years ended April 30, 2020 and 2019, and fees billed for other services rendered by Deloitte for such years. Fees disclosed below include fees actually billed and expected to be billed for services relating to the applicable fiscal year. Amounts previously disclosed for fiscal year 2019 have been adjusted to reflect actual billings.
Fiscal Year	2020	2019
Audit Fees	$3,143,600	$2,914,386
Audit-Related Fees	$164,375	$102,000
Tax Fees	$5,872	$120,815
All Other Fees	—	—
Total Fees	$3,313,847	$3,137,201
Audit Fees consist of fees for professional services rendered for the audit of the Company’s financial statements and review of financial statements included in the Company’s quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
Audit-Related Fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. Amounts included consist of fees incurred relating to support of business acquisition and divestiture activities, independent assessments of internal controls, audits of employee benefits plan financial statements, and other audit-related services.
Tax Fees consist of fees for the preparation or review of original and amended tax returns, claims for refunds and tax payment-planning services for tax compliance, tax planning, tax consultation, and tax advice. Amounts included above consist of fees incurred relating to transfer pricing studies, technical consultation related to international tax matters, and other tax advisory services.
All Other Fees are fees billed for professional services that were not the result of an audit, review, or tax-related services, and consist primarily of subscriptions to human resources publications and related items.
The Audit Committee has adopted policies and procedures for pre-approving audit and non-audit services performed by the independent auditor so that the provision of such services does not impair the auditor’s independence. All fees reported above were approved pursuant to the policy. Under the Audit Committee’s pre-approval policy, the terms and fees of the annual audit engagement require specific Audit Committee approval. Other types of services are eligible for general pre-approval. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific Audit Committee pre-approval. In addition, any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
General pre-approval granted under the Audit Committee’s pre-approval policy extends to the next fiscal year following the date of pre-approval. The Audit Committee reviews and pre-approves services that the independent auditor may provide without obtaining specific Audit Committee pre-approval on an annual basis and revises the list of general pre-approved services from time to time. In determining whether to pre-approve audit or non-audit services (regardless of whether such approval is general or specific pre-approval), the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole and no one factor is necessarily determinative. The Audit Committee will also consider the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services. The Audit Committee may determine for each fiscal year the appropriate ratio between fees for Audit Services and fees for Audit-Related Services, Tax Services, and All Other Services.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
The Audit Committee has concluded that the provision of non-audit services provided to the Company by Deloitte during the 2020 fiscal year was compatible with maintaining its independence.
Audit Fees | H&R Block 2020 Proxy Statement 55

The Board unanimously recommends a vote FOR Proposal 2	PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board’s Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending April 30, 2021. As a matter of good corporate governance, the Audit Committee submits its selection of Deloitte to our shareholders for ratification, and will consider the vote of our shareholders when appointing our independent registered public accounting firm in the future. A representative of Deloitte is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if desired. For additional information regarding the Company’s relationship with Deloitte, please refer to the “Audit Committee Report” and “Audit Fees” sections above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.
Proposal 2 − Ratification of Appointment of the Independent Registered Public Accounting Firm | H&R Block 2020 Proxy Statement 56

The Board unanimously recommends a vote FOR Proposal 3	PROPOSAL 3 – ADVISORY APPROVAL OF THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act require that we permit our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” section, the Summary Compensation Table and accompanying executive compensation tables, and the related narrative disclosure beginning on page 20. At our 2017 annual meeting, our shareholders approved, on an advisory basis, that an advisory vote on executive compensation should be held annually. Based on such result, our Board determined that the advisory vote on executive compensation will be held every year until the next advisory vote on the frequency of future advisory votes on executive compensation.

We believe that our compensation programs and policies reflect an overall pay-for-performance culture that is strongly aligned with the interests of our shareholders. We are committed to utilizing a mix of incentive compensation programs that will reward success in achieving the Company’s financial objectives and growing value for shareholders, and continuing to refine these incentives to maximize Company performance. The Compensation Committee of the Board has overseen the development of a compensation program designed to achieve pay-for-performance and alignment with shareholder interests, as described more fully in the “Compensation Discussion and Analysis” section beginning on page 20. The compensation program was designed in a manner that we believe is reasonable, competitive, and appropriately balances the goals of attracting, motivating, rewarding, and retaining our executives.
The Company and the Board regularly evaluate our compensation policies and practices to ensure they are meeting our objectives and are consistent with corporate governance best practices. As part of that process, the Compensation Committee and the Board consider the results of our shareholder advisory vote on executive compensation. At our 2019 annual meeting of shareholders held on September 12, 2019, our shareholders approved our fiscal year 2019 compensation awarded to our NEOs with approximately 89% of the votes cast in favor of the proposal. The Compensation Committee believes the compensation program design features continue to properly reward our executives for their performance, motivate them to work towards achieving our long-term objectives, and, with 80% of our named executive officers’ targeted long-term incentive awards being performance-based, strengthen the alignment of their interests with the interests of our shareholders. The Compensation Committee will continue to routinely evaluate and enhance or modify our compensation program, as appropriate, after considering the views of our shareholders.
For the reasons discussed above and in the “Compensation Discussion and Analysis” section beginning on page 20, the Board recommends that shareholders vote in favor of the following “say-on-pay” resolution:

“Resolved, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables, narrative discussion and any related material disclosed in this proxy statement, is hereby approved.”

Because your vote is advisory, it will not be binding upon the Company, the Board, or the Compensation Committee. However, we value the views of our shareholders and the Compensation Committee will continue to consider the outcome of the vote when considering future executive compensation arrangements.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.
Proposal 3 − Advisory Approval of the Company’s Named Executive Officer Compensation | H&R Block 2020 Proxy Statement 57

INFORMATION REGARDING SECURITY HOLDERS
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
The following table shows the number of shares of common stock beneficially owned by each director and nominee for election as director, by each of the named executive officers, and by all directors and executive officers as a group as of July 20, 2020. The number of shares beneficially owned is determined under rules of the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has either sole or shared voting power or investment power and also any shares that the individual has the right to acquire within sixty days through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power with respect to shares set forth in the following table.
	Number of Shares
Name	Beneficially Owned(1)	Share Units and Share Equivalents(2)	Total	Percent of Class
Angela N. Archon	—	30,325	30,325	*
Tony G. Bowen	47,190	—	47,190	*
Paul J. Brown	5,700	65,926	71,626	*
Robert A. Gerard	14,000	189,188	203,188	*
Anuradha (Anu) Gupta	—	5,298	5,298	*
Thomas A. Gerke	189,669	—	189,669	*
Richard A. Johnson	—	31,631	31,631	*
Jeffrey J. Jones II	315,420	95,449	410,869	*
David Baker Lewis	4,000	99,916	103,916	*
Kellie J. Logerwell	5,943	—	5,943	*
Karen A. Orosco	47,426	—	47,426	*
Yolande G. Piazza	—	—	—	*
Victoria J. Reich	4,329	65,926	70,255	*
Bruce C. Rohde	10,000	81,211	91,211	*
Matthew E. Winter	—	18,419	18,419	*
Christianna Wood	12,580	94,414	106,994	*
All directors and executive officers as a group (15 persons)	656,257(3)	777,703	1,433,960	*
*	Does not exceed 1% based on shares of our common stock outstanding as of July 20, 2020, adjusted as required by the rules promulgated by the SEC.
(1)
Includes shares that on July 20, 2020 the specified person had the right to purchase as of September 18, 2020 pursuant to options granted in connection with the 2003 Plan or the 2013 Plan, as follows: Mr. Gerke, 104,734 shares and Mr. Jones 273,905 shares.

(2)
These amounts reflect share unit balances in the Company’s Deferred Compensation Plan for Directors, the Company’s Deferred Compensation Plan for Executives, the DSU Plan, the 2013 Plan and/or the 2018 Plan. The value of the share units mirrors the value of the Company’s common stock. The share units do not have voting rights.

(3)
Includes shares held by certain family members of such directors and officers or in trusts or custodianships for such members (directly or through nominees) in addition to 378,639 shares which such directors and officers have the right to purchase as of September 18, 2020 pursuant to options granted in connection with the 2003 Plan and the 2013 Plan. Ms. Piazza was not a director as of July 20, 2020 and, therefore, she is not included in the total for directors and executive officers as a group.

Information Regarding Security Holders | Security Ownership of Directors and Management | H&R Block 2020 Proxy Statement 58

PRINCIPAL SECURITY HOLDERS
The following table sets forth the name, address and share ownership of each person or organization known to the Company to be the beneficial owner of more than 5% of the outstanding common stock of the Company.
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Common Stock Outstanding(1)
BlackRock, Inc. 55 East 52nd Street New York, New York 10022	19,651,156(2)	10.2%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, Pennsylvania 19355	26,026,543(3)	13.5%
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	9,946,530(4)	5.2%
Jupiter Asset Management Ltd The Zig Zag Building 70 Victoria Street London SW1E 6SQ, United Kingdom	10,505,000(5)	5.5%
(1)	Applicable percentages based on shares of our common stock outstanding as of July 20, 2020.
(2)
Information as to the number of shares is furnished in reliance on the Schedule 13G/A of BlackRock, Inc. filed on February 4, 2020. The Schedule 13G/A indicates that the number of shares beneficially owned includes 17,464,019 shares with sole voting power and 19,651,156 shares with sole dispositive power.

(3)
Information as to the number of shares is furnished in reliance on the Schedule 13G/A of The Vanguard Group, Inc. filed on February 11, 2020. The Schedule 13G/A indicates that the number of shares beneficially owned includes 253,248 shares with sole voting power, 57,867 shares with shared voting power, 25,740,356 shares with sole dispositive power, and 286,187 shares with shared dispositive power.

(4)
Information as to the number of shares furnished in reliance on the Schedule 13G of State Street Corporation filed on February 13, 2020. The Schedule 13G indicates that the number of shares beneficially owned includes 8,078,883 shares with shared voting power and 9,944,051 shares with shared dispositive power.

(5)
Information as to the number of shares furnished in reliance on the Schedule 13G/A of Jupiter Asset Management Ltd filed on February 13, 2020. The Schedule 13G/A indicates that the number of shares beneficially owned includes 10,505,000 shares with shared voting and dispositive power.

REVIEW OF RELATED PERSON TRANSACTIONS
The Board has adopted a Related Party Transaction Approval Policy (the “Policy”), which is administered by the Company’s management and the Governance and Nominating Committee. Under the Policy, the Company’s management will determine whether a transaction meets the requirements of a Related Party Transaction as defined in the Policy. Upon such a determination, the Governance and Nominating Committee will review the material facts of the Related Party Transaction and either approve or ratify the transaction (subject to certain exceptions which are deemed pre-approved) taking into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than those generally available to an unaffiliated third party under the same or similar circumstances and the extent of the Related Party’s interest in the transaction. If advance approval of a Related Party Transaction is not feasible, the Governance and Nominating Committee must ratify the transaction at its next regularly scheduled meeting or the transaction must be rescinded. No director who is a Related Party with respect to a Related Party Transaction may participate in any discussion or approval of such transaction, except that the director must provide all material information concerning the transaction to the Governance and Nominating Committee.
A “Related Party Transaction” is any transaction, arrangement or relationship, or any series of transactions, arrangements or relationships in which the Company or any of its subsidiaries is a participant, the amount involved will or may be expected to exceed $120,000 in any fiscal year, and a Related Party has or will have a direct or indirect interest.
A “Related Party” under the Policy is any (i) executive officer as designated under Section 16 of the Exchange Act, director, or nominee for election as a director, (ii) greater than 5% beneficial owner of the Company’s common stock, or (iii) immediate family member of any of the foregoing.
The Company did not participate in any Related Party Transactions during fiscal year 2020, other than those transactions described in the “Compensation Discussion and Analysis” section of this proxy statement.
Review of Related Person Transactions | H&R Block 2020 Proxy Statement 59

SHAREHOLDER PROPOSALS AND NOMINATIONS
For a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the 2021 annual meeting pursuant to SEC Rule 14a-8, the Company must receive notice at our offices at One H&R Block Way, Kansas City, Missouri 64105, Attention: Corporate Secretary, on or before April 2, 2021. SEC rules and regulations govern the submission of shareholder proposals and our consideration of them for inclusion in next year’s proxy statement and form of proxy.
Pursuant to the Company’s Bylaws, for any business not included in the proxy statement for the 2021 annual meeting to be brought before the meeting by a shareholder, the shareholder must give timely written notice of that business to the Corporate Secretary. To be timely, the notice must be received between May 13, 2021 and June 12, 2021 (between 90 and 120 days before the one-year anniversary of the date on which the Company held its annual meeting of shareholders the previous year). The notice must contain the information required by the Company’s Bylaws. Similarly, a shareholder wishing to submit a director nomination directly at an annual meeting of shareholders must deliver written notice of the nomination within the time period described in this paragraph and comply with the information and other requirements in our Bylaws relating to shareholder nominations.
Our Bylaws permit a group of shareholders (up to 20) who have owned a significant amount of the Company's common stock (at least 3%) for a significant amount of time (at least three years) the ability to submit director nominees (up to 20% of the Board rounded down to the nearest whole director) for inclusion in the Company's proxy materials if the shareholder(s) provides timely written notice of such nomination(s) and the shareholder(s) and the nominee(s) satisfy the requirements specified in the Company's Bylaws. To be timely for inclusion in the Company's proxy materials for the 2021 annual meeting, the notice must be received between May 13, 2021 and June 12, 2021 (between 90 and 120 days before the one-year anniversary of the date on which the Company held its annual meeting of shareholders the previous year). The notice must contain the information required by the Company’s Bylaws, and the shareholder(s) and nominee(s) must comply with the information and other requirements in our Bylaws relating to the inclusion of shareholder nominees in the Company's proxy materials.
A proxy may confer discretionary authority to vote on any matter at a meeting if we do not receive notice of the matter within the time frames described above. A copy of the Company’s Bylaws is available on our website at www.hrblock.com by clicking the “Investor Relations” link and then clicking the “Corporate Governance” link, or upon request to: H&R Block, Inc., One H&R Block Way, Kansas City, Missouri 64105, Attention: Corporate Secretary. The Chair of the meeting may exclude matters that are not properly presented in accordance with the foregoing requirements.
Shareholder Proposals and Nominations | H&R Block 2020 Proxy Statement 60

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
WHY DID I RECEIVE A NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PRINTED PROXY MATERIALS?
Pursuant to rules adopted by the SEC, we are making this proxy statement and our 2020 Annual Report available to shareholders electronically via the internet. Unless you have already requested to receive a printed set of proxy materials, you will receive an “Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on September 10, 2020” (the “Notice”), which contains instructions on how to access proxy materials and vote your shares via the internet or, if you prefer, to request a printed set of proxy materials at no cost to you. On or about July 31, 2020, we mailed the Notice or, for shareholders who have already requested to receive a printed set of proxy materials, this proxy statement, an accompanying proxy card, and our 2020 Annual Report, to our shareholders of record. All shareholders will be able to access this proxy statement and our 2020 Annual Report on the website referred to in the Notice or request to receive printed copies of the proxy materials.
HOW CAN I ELECTRONICALLY ACCESS THE PROXY MATERIALS?
The Notice provides you with instructions on how to view our proxy materials for the Annual Meeting on the internet. The website on which you will be able to view our proxy materials will also allow you to choose to receive future proxy materials electronically, which will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to the proxy voting site. Your election to receive proxy materials electronically will remain in effect until you terminate it.
HOW CAN I OBTAIN A FULL SET OF PRINTED PROXY MATERIALS?
The Notice will provide you with instructions on how to request to receive printed copies of the proxy materials. You may request printed copies up until one year after the date of the meeting.
HOW DO I VOTE?
In order to vote, you will need the Control Number included on your proxy card, voting instruction card, or Notice you received. Each shareholder has a unique Control Number so we can ensure that all voting instructions are genuine and prevent duplicate voting. Depending on the number of accounts in which you hold the Company’s common stock, you may receive and need to vote more than one Control Number. If you submit your proxy by internet or telephone, you do not need to return a proxy card. You can vote by any of the methods below prior to the meeting and still attend the virtual Annual Meeting. Whether or not you expect to attend the Annual Meeting virtually, please vote in advance of the meeting by one of the following methods.
If you are a registered shareholder, there are four different ways you can vote:
•	By Internet – You can vote via the internet at www.proxyvote.com by following the instructions provided (you will need the Control Number);
•	By Telephone – You can vote by telephone by calling the toll-free telephone number indicated on your proxy card or voting instruction card (you will need the Control Number);
•	By Mail – If you received your proxy materials by mail, you can vote by signing, dating and returning the accompanying proxy card; or
•
At the Virtual Meeting – You can also vote during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/HRB2020 and following the instructions (you will need the Control Number). A vote at the Annual Meeting will revoke any prior votes.

When your proxy is properly submitted, your shares will be voted as you indicate. If you do not indicate your voting preferences, the appointed proxies (Thomas A. Gerke and Scott W. Andreasen) will vote your shares FOR each of the director nominees included in Proposal 1 and FOR Proposals 2 and 3. If your shares are owned in joint names, all joint owners must vote by the same method, and if joint owners vote by mail, all of the joint owners must sign the proxy card. The deadline for voting by telephone or via the internet, except with respect to shares held through the H&R Block Retirement Savings Plan as described below, is 11:59 p.m. Eastern Time on September 9, 2020.
Notice of Annual Meeting of Shareholders and 2020 Proxy Statement | H&R Block 2020 Proxy Statement 61

If you are a beneficial owner of shares held in street name, you may vote by following the voting instructions provided by your broker, bank, or other nominee, and your broker, bank, or other nominee should vote your shares as you have directed.
If your shares are held through the H&R Block Retirement Savings Plan, you may also vote as set forth above, except that Plan participants may not vote their Plan shares at the Annual Meeting. If you provide voting instructions via the internet, by telephone or by written proxy card, Fidelity Management Trust Company, the Plan’s Trustee, will vote your shares as you have directed. If you do not provide specific voting instructions, the Trustee will vote your shares in the same proportion as shares for which the Trustee has received instructions. Due to the structure of the virtual meeting site, Plan participants will technically have the ability to submit votes for Plan shares during the Annual Meeting, but votes submitted by Plan participants during the Annual Meeting will not be counted or revoke their prior instructions. Please note that you must submit voting instructions to the Trustee no later than September 7, 2020 at 11:59 p.m. Eastern Time in order for your shares to be voted by the Trustee at the Annual Meeting. Your voting instructions will be kept confidential by the Trustee.
HOW DO I ATTEND THE ANNUAL MEETING?
We will be hosting the Annual Meeting online only. A summary of the information you need to attend online is provided below.
•
Any holder of record as of the close of business on July 10, 2020, may attend and vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/HRB2020. If you want to vote during the Annual Meeting any shares you hold in street name, you must obtain instructions from your broker, bank, or other nominee.

•
The live audio webcast of the Annual Meeting will begin promptly at 11:00 a.m. (CDT). Online access to the audio webcast will open five minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device's audio system. We encourage you to access the meeting in advance of the designated start time.

•
You are entitled to attend and participate in the Annual Meeting online only if you were a registered shareholder as of July 10, 2020, the record date, or if you hold a valid proxy for the Annual Meeting.

•	Please have the Control Number we have provided to you to join the Annual Meeting.
•	Instructions on how to attend and participate in the Annual Meeting, including how to demonstrate proof of stock ownership, are available at www.virtualshareholdermeeting.com/HRB2020.
WHAT IF I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?
We will have support available to assist shareholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.
WHAT AM I VOTING ON?
You are voting on three items of business at the Annual Meeting:
•	Election of the 11 nominees for director named in this proxy statement (Proposal 1);
•	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2021 (Proposal 2); and
•	Advisory approval of the Company’s named executive officer compensation (Proposal 3).
WHO IS ENTITLED TO VOTE?
Shareholders of record as of the close of business on July 10, 2020 are entitled to vote at the Annual Meeting. Each share of H&R Block common stock is entitled to one vote.
Notice of Annual Meeting of Shareholders and 2020 Proxy Statement | H&R Block 2020 Proxy Statement 62

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
If your shares are registered directly in your name with the Company’s transfer agent, EQ Shareowner Services (“EQ”), you are considered a “registered shareholder” and are considered, with respect to those shares, the “shareholder of record.” If you are a shareholder of record, the Notice or proxy materials were sent to you directly by the Company, and you may vote by any of the methods described above under “How Do I Vote?”.
If your shares are registered in the name of a stock brokerage account or by a broker, bank, or other nominee on your behalf (referred to as being held in “street name”) or if you hold shares through the H&R Block Retirement Savings Plan, you are considered a “beneficial owner” of shares held in street name, and the broker, bank, or other nominee forwarded the Notice or proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank, or other nominee holding your shares how to vote and you are also invited to attend the Annual Meeting virtually. However, since you are not a shareholder of record, you may not vote these shares at the Annual Meeting and you must instead instruct the broker, bank, or other nominee how to vote your shares using the voting instruction form provided by such broker, bank or other nominee.
WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS AND THE VOTING REQUIREMENTS?
Our Board of Directors recommends that you vote your shares as follows:
Proposal	Board Recommendation	More Information	Broker Discretionary Voting Allowed?	Votes Required for Approval	Abstentions and Broker Non-Votes
1. Election of Directors.	FOR each Nominee	Page 4	No	The affirmative vote of a majority of shares present in person or represented by proxy, and entitled to vote on the matter, is necessary for election or for approval of each of the proposals.	Abstentions have the same effect as votes AGAINST the relevant proposal. Broker non-votes have no impact on the outcome of the vote for any of the proposals.
2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2021.	FOR	Page 56	Yes
3. Advisory approval of the Company’s named executive officer compensation.	FOR	Page 57	No
Broker Discretionary Voting
Brokers holding shares on behalf of beneficial owners are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions on “non-routine” proposals, resulting in so-called “broker non-votes.” Brokers may vote without instruction only on “routine” proposals. Proposal 2, the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, is the only routine proposal on the ballot for the Annual Meeting and the only proposal on the ballot for which broker discretionary voting is permitted. All other proposals are non-routine. If you hold your shares with a broker, your shares will not be voted on non-routine proposals unless you give voting instructions to such broker.
Voting Requirements and Effect of Abstentions and Broker Non-Votes
For each matter to be voted upon at the Annual Meeting, shareholders may vote “for,” “against,” or “abstain.”
For each of the proposals, the affirmative vote of a majority of shares present in person or represented by proxy, and entitled to vote on the matter, is necessary for election or approval. The vote on Proposal 3, the approval of the Company’s named executive officer compensation, is a non-binding advisory vote only.
Notice of Annual Meeting of Shareholders and 2020 Proxy Statement | H&R Block 2020 Proxy Statement 63

Shares represented in person or by a proxy that directs that the shares abstain from voting on a matter are deemed to be represented at the meeting as to that particular matter, and have the same effect as a vote against that proposal. Broker non-votes have no impact on the proposals.
If a submitted proxy does not specify how to vote, the shares represented by that proxy will be considered to be voted FOR each of the director nominees included in Proposal 1, and FOR Proposals 2 and 3.
MAY I CHANGE MY VOTE?
After your initial vote, you may revoke your proxy and change your vote (i) any time prior to the voting deadline via the internet or by telephone (only your latest internet or telephone proxy submitted prior to the voting deadline for the Annual Meeting will be counted), (ii) by signing and returning a new proxy card with a later date prior to the Annual Meeting, or (iii) by attending the Annual Meeting and voting at www.virtualshareholdermeeting.com/HRB2020. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked. If your shares are held in street name by a broker, bank, or other nominee, you must contact that nominee to change your vote.
DO SHAREHOLDERS HAVE CUMULATIVE VOTING RIGHTS WITH RESPECT TO THE ELECTION OF DIRECTORS?
No, shareholders do not have cumulative voting rights with respect to the election of directors.
WHAT CONSTITUTES A QUORUM?
As of the record date, 192,853,203 shares of the Company’s common stock were issued and outstanding. A majority of the outstanding shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE “IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 10, 2020”?
It means your shares are held in more than one account. You should vote all of your shares.
WHAT IS HOUSEHOLDING?
As permitted by the SEC, we are delivering only one copy of this proxy statement to shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of the proxy statement. This practice is known as householding. The Company will promptly deliver, upon request, a separate copy of the proxy statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to the Corporate Secretary, H&R Block, Inc., One H&R Block Way, Kansas City, Missouri 64105, or by telephone at (816) 854-4288.
Shareholders of record residing at the same address and currently receiving multiple copies of the proxy statement may contact our registrar and transfer agent, EQ, to request that only a single copy of the proxy statement be mailed in the future. You can contact EQ by phone at (888) 213-0968 or (651) 450-4064, or by mail at 1110 Centre Point Curve, Suite 101, Mendota Heights, Minnesota 55120-4100.
WHO WILL BEAR THE COST OF THIS SOLICITATION AND HOW WILL PROXIES BE SOLICITED?
The Company is making this solicitation on behalf of the Company’s Board of Directors and will pay the entire cost of this proxy solicitation, including the expense of preparing the proxy solicitation materials for the Annual Meeting and mailing the Notice and, as applicable, the proxy solicitation materials for such meeting. Following the mailing of these materials, directors, officers, and employees of the Company may solicit proxies by telephone, email, or other personal contact; such individuals will not receive compensation or reimbursement for these activities. Additionally, the Company has retained Okapi Partners LLC to assist in the solicitation of proxies on behalf of the Board for a fee of $25,000 plus reimbursement of reasonable expenses. Further, brokers and other custodians, nominees, and fiduciaries will be requested to forward the Notice and printed proxy materials to their principals, and the Company will reimburse them for the expense of doing so.
Notice of Annual Meeting of Shareholders and 2020 Proxy Statement | H&R Block 2020 Proxy Statement 64

HOW CAN I EXAMINE A LIST OF SHAREHOLDERS?
Shareholders at the close of business on the record date may examine a list of all shareholders as of the record date for ten days preceding the meeting, at our offices at One H&R Block Way, Kansas City, Missouri 64105, and electronically during the meeting at www.virtualshareholdermeeting.com/HRB2020 when you enter the Control Number included on your proxy card, voting instruction card or Notice you received.
WHO SHOULD I CONTACT IF I HAVE QUESTIONS?
If you have questions about the Annual Meeting or voting (other than technical questions, which should be directed as noted above under the question “What if I have technical difficulties or trouble accessing the virtual meeting website?”), please contact our Corporate Secretary at (816) 854-4288 or by email to corporatesecretary@hrblock.com.
WHAT IS THE COMPANY’S INTERNET ADDRESS?
The Company’s internet address is www.hrblock.com. The Company’s filings with the SEC are available free of charge via the “Investor Relations” link at this website (click on the “SEC Filings” link under the “Financial Info” tab), and may also be found at the SEC’s website, www.sec.gov.
The Board of Directors knows of no other matters which will be presented at the meeting, but if other matters do properly come before the meeting, it is intended that the persons named in the proxy will vote according to their best judgment.
By Order of the Board of Directors,

SCOTT W. ANDREASEN
Vice President and Secretary
Notice of Annual Meeting of Shareholders and 2020 Proxy Statement | H&R Block 2020 Proxy Statement 65

H&R BLOCK, INC.

One H&R Block Way
Kansas City, MO 64105

816.854.3000

www.hrblock.com

H&R BLOCK

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on September 7, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on September 7, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to H&R Block, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, to arrive no later than September 7, 2020.

ATTEND THE MEETING
You may attend the meeting via the Internet by going to www.virtualshareholdermeeting.com/HRB2020. Have the information that is printed in the box marked by the arrow available and follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D21120-P42408-Z77781

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

H&R BLOCK, INC.

The Board of Directors unanimously recommends you vote "FOR" all the director nominees listed below in Proposal 1:

1. Election of Directors.

Nominees:	**For**	**Against**	**Abstain**
1a. Paul J. Brown	☐	☐	☐
1b. Robert A. Gerard	☐	☐	☐
1c. Anuradha (Anu) Gupta	☐	☐	☐
1d. Richard A. Johnson	☐	☐	☐
1e. Jeffrey J. Jones II	☐	☐	☐
1f. David Baker Lewis	☐	☐	☐
1g. Yolande G. Piazza	☐	☐	☐
1h. Victoria J. Reich	☐	☐	☐
1i. Bruce C. Rohde	☐	☐	☐
1j. Matthew E. Winter	☐	☐	☐
1k. Christianna Wood	☐	☐	☐

	For	**Against**	**Abstain**
The Board of Directors unanimously recommends you vote "FOR" Proposal 2:			
2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2021.	☐	☐	☐
The Board of Directors unanimously recommends you vote "FOR" Proposal 3:			
3. Advisory approval of the Company's named executive officer compensation.	☐	☐	☐

NOTE: The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on July 10, 2020 as the record date for determining shareholders of the Company entitled to receive notice of and vote at the meeting. Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D21121-P42408-Z77781

H&R BLOCK

One H&R Block Way
Kansas City, Missouri 64105

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 10, 2020 AT 11:00 AM CENTRAL TIME

As a participant in the H&R Block Retirement Savings Plan (the "Plan"), you have the right to direct Fidelity Management Trust Company (the "Trustee") regarding how to vote the shares of H&R Block, Inc. attributable to the account at the 2020 Annual Meeting of Shareholders of H&R Block, Inc. to be held by Internet at www.virtualshareholdermeeting.com/HRB2020, on Thursday, September 10, 2020, at 11:00 a.m. Central time, and at any postponement or adjournment thereof. **These voting directions will be tabulated confidentially. Only the Trustee and its affiliates or agents will have access to your individual voting direction.**

Unless otherwise required by law, the shares attributable to the account will be voted as directed; if no direction is made, if the card is not signed, or if the card is not received by September 7, 2020, the shares attributable to the account will be voted in the same proportion as directions actually received from participants in the Plan.

H&R BLOCK

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on September 9, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HRB2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on September 9, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to H&R Block, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, to arrive no later than the closing of the polls on September 10, 2020.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D21122-P42408-Z77781

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

H&R BLOCK, INC.

The Board of Directors unanimously recommends you vote "FOR" all the director nominees listed below in Proposal 1:

1. Election of Directors.

Nominees:	For	Against	Abstain
1a. Paul J. Brown	☐	☐	☐
1b. Robert A. Gerard	☐	☐	☐
1c. Anuradha (Anu) Gupta	☐	☐	☐
1d. Richard A. Johnson	☐	☐	☐
1e. Jeffrey J. Jones II	☐	☐	☐
1f. David Baker Lewis	☐	☐	☐
1g. Yolande G. Piazza	☐	☐	☐
1h. Victoria J. Reich	☐	☐	☐
1i. Bruce C. Rohde	☐	☐	☐
1j. Matthew E. Winter	☐	☐	☐
1k. Christianna Wood	☐	☐	☐

	For	Against	Abstain
The Board of Directors unanimously recommends you vote "FOR" Proposal 2:			
2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2021.	☐	☐	☐
The Board of Directors unanimously recommends you vote "FOR" Proposal 3:			
3. Advisory approval of the Company's named executive officer compensation.	☐	☐	☐

NOTE: The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on July 10, 2020 as the record date for determining shareholders of the Company entitled to receive notice of and vote at the meeting. Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D21123-P42408-Z77781

H&R BLOCK

One H&R Block Way
Kansas City, Missouri 64105

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 10, 2020 AT 11:00 AM CENTRAL TIME

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated July 31, 2020 and accompanying Proxy Statement, and hereby appoints Thomas A. Gerke and Scott W. Andreasen, and each of them, with full power of substitution, as proxies for and in the name of the undersigned to represent and to vote all shares of common stock of H&R BLOCK, INC., a Missouri corporation, that the undersigned is entitled to vote at the 2020 Annual Meeting of Shareholders to be held by Internet at www.virtualshareholdermeeting.com/HRB2020, on Thursday, September 10, 2020, at 11:00 a.m. Central time, and at any adjournment or postponement thereof, upon the matters set forth on the reverse side hereof, and in their discretion upon such other matters, if any, as may properly come before the meeting. This Proxy revokes all prior proxies given by the undersigned.

This Proxy, if signed and returned, will be voted as indicated. If this card is signed and returned without indication as to how to vote, the proxies will vote FOR the election of the nominees listed in Proposal 1, and FOR Proposals 2 and 3, and in their discretion upon such other matters, if any, as may properly come before the meeting.

Any one of said proxies, or any substitutes, who shall be present and act at the meeting shall have all the powers of said proxies hereunder.